                                                               N U V E E N
                                                                     Investments

--------------------------------------------------------------------------------

Nuveen Municipal Bond Funds

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                                             Annual Report dated May 31, 2001
                                          --------------------------------------

Dependable, tax-free income
                        to help you keep more of what you earn.

                             [Photo Appears Here]

                                              Nuveen Arizona Municipal Bond Fund
                                             Nuveen Colorado Municipal Bond Fund
                                           Nuveen New Mexico Municipal Bond Fund

Table of Contents

1       Dear Shareholder
3       Nuveen Arizona Municipal Bond Fund
                 From the Portfolio Manager
                 Fund Spotlight
8       Nuveen Colorado Municipal Bond Fund
                From the Portfolio Manager
                Fund Spotlight
12      Nuveen New Mexico Municipal Bond Fund
                From the Portfolio Manager
                Fund Spotlight
16      Portfolio of Investments
26      Statement of Net Assets
27      Statement of Operations
28      Statement of Changes in Net Assets
29      Notes to Financial Statements
34      Financial Highlights
37      Report of Independent Public Accountants
41      Fund Information

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the past year, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, after the technology bubble burst. As a result, many missed the attractive values compounding for investors continuing to hold core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended. These kinds of experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and fixed-income investment disciplines. We will continue seeking ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains providing you and your advisor with the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can substantially reduce risk with only a small sacrifice in returns. This strategy not only seeks to provide a dependable base of income with a more comfortable balance of risk, but may also help investors build the confidence to remain fully invested through varied market cycles.

Nuveen's time-tested credit research and surveillance discipline uncovers income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25 percent over a 10-year period -- Nuveen's dividends have continued to provide a steady flow of income to investors. We have also made a priority of helping to preserve the investor's accumulated wealth in a tax-efficient manner.





                                                         Annual Report    page 1

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to manage $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, Nuveen offers core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor, call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Before investing or sending money, please read the prospectus carefully.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Chairman of the Board
July 16, 2001


Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.


Annual Report    page 2

From the Portfolio Manager

                      NUVEEN ARIZONA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Q.      What market environment did the fund experience in the last 12 months?

A. For fixed-income investments, the past year was essentially the story of two different markets-approximately seven months of relatively high interest rates, followed by about five months of declining rates.

        The first period actually reached its peak several weeks before the reporting period began, when the Federal Reserve Board raised interest rates for the sixth time in 12 months. The rate increases were designed to control inflation by slowing the fast-growing U.S. economy. Inflation is always of great concern to the bond market, because a bond's investment value is tied to the anticipated real worth of future income payments. While the Fed's rate hikes succeeded in reducing the threat of inflation, they also slowed economic growth more than expected. In an attempt to revive the flagging economy, the Fed rang in the new year by aggressively cutting interest rates by 250 basis points (2.5 percentage points) in just five months-a pace that hasn't been matched in nearly 20 years.

        With interest rates high, inflation contained, and a rapidly falling stock market that led investors to reconsider their asset allocations, the bond market enjoyed extremely strong performance. During the reporting period, bond prices, which move inversely to bond yields, hit their highest levels since 1999. As the Fed rate cuts intensified, however, prices declined again, the result of fears that further rate reductions could spark inflation.

        In Arizona, the state continued to benefit from strong economic growth and a solid credit profile. Demand for new Arizona municipal bonds was high, especially when compared to the relatively modest supply of new issues available during the past year.

Q. How did the fund perform during the fiscal year ended May 31, 2001, and what factors influenced its returns?

A. The fund's total return was 11.12 percent for the fiscal year ended May 31, 2001 (Class A shares at net asset value). This topped the performance of its peers as measured by the Lipper Arizona Municipal Debt Funds category average, which returned 10.57 percent for the

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.


Your Investment
Management Team
--------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research.
 .  An active, value-oriented investment style.
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.




                                                          Annual Report   page 3
        same period. As an additional point of comparison, the performance trailed that of the national Lehman Brothers Municipal Bond Index, which rose 12.14 percent.

        The fund's stronger than average performance compared to its peers can be attributed to the fund's relatively long duration-which measures sensitivity to changes in interest rates-going into the municipal market's rally in late 2000 and early 2001. The fund also benefited from its relatively high weighting in lower-rated bonds, which outperformed as investors began looking for higher yields as interest rates dropped.

              Annualized Total Returns as of 5/31/01/1/
                                                One-Year        Five-Year
              Arizona Municipal Bond Fund        11.12%            5.59%
              Class A Shares at NAV

              Lipper Arizona Municipal           10.57%            5.41%
              Debt Funds category average/2/

              Lehman Brothers Municipal          12.14%
              Bond Index/3/

              Tax-Free/4/ Yields as of 5/31/01
              Class A Shares at NAV

              SEC 30-Day Yield                    4.74%

              Taxable-Equivalent Yield/5/         7.24%

Q. What themes were underlying your management of the funds during the year?

A. We adapted our management strategy to changing market conditions. In the first part of the period, when interest rates were relatively high, we took advantage whenever appropriate by adding high-yielding municipal bonds to the portfolio to try to secure the fund's income stream. As we added new securities, we sold some others at a loss, enabling us to realize capital losses that can be used to offset any realized gains in future years. As always, we invested only in those bond issues that met our stringent investment criteria-which include structure and credit requirements. Bonds must also survive rigorous analysis by Nuveen Research before we will consider them for the fund.

        As interest rates declined and municipal bonds recorded some of their best gains of the period, our management strategy became somewhat more defensive. Even as we remained optimistic about the fund's


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.

Your Fund's
Investment
Objective

--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.

Annual Report    page 4
        performance potential, we recognized that a change in bond-market sentiment could happen quickly and without warning. In the past, the fund's relative success during down markets resulted from our willingness to prepare for the next market cycle. Toward that end, we kept on the lookout for more defensive securities that would allow us to lock in some of the gains obtained during the market rally. For example, we looked for bonds that would help us reduce the fund's duration. We also looked to add investments that would help protect the fund from "call risk," or the risk that an issuer will take advantage of lower interest rates by redeeming their bonds before their maturity dates.

        Because of the somewhat spotty issuance in the Arizona municipal market during the year, we were quick to obtain bonds that met our investment criteria when opportunities presented themselves. One purchase that performed well for the fund involved an issue of BBB rated bonds for the John C. Lincoln Healthcare Network. As credit spreads in the healthcare sector continued to narrow during the reporting period, these bonds--which we bought in the fourth quarter of 2000--appreciated in price and helped enhance the fund's total return.

Q.      What is your outlook for the municipal market and the fund?

A. We believe the fund is well positioned for the future. Because of our past efforts to moderate call risk, only a modest portion of the fund's portfolio is subject to call in the next three years-2 percent for the remainder of 2001, 8 percent for 2002, and 5 percent for 2003.

        For the municipal bond market as a whole, we are currently experiencing the best of times. The economy has been growing slowly, and inflation has been contained, despite rising energy prices. As long as the Fed can keep inflation in check while attempting to stimulate the economy, the fixed-income market-and the fund-should continue to benefit.

        In the meantime, we will look to reap the rewards of market outperformance while continuing to prepare for the market's eventual downturn. Though we do not know when this situation will occur or even expect it soon, we believe that being prepared is the best strategy for strengthening long-term performance.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

--------------------------------------------------------------------------------
/2/ For the Nuveen Arizona Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 43 funds in the Lipper Arizona Municipal Debt Funds category for the one-year period ended May 31, 2001, and 35 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.

                                                         Annual Report    page 5

                                    Arizona
                  Growth of an Assumed $10,000 Investment/6/

                         [Mountain Chart Appears Here]

               --- Nuveen Arizona Municipal Bond Fund (NAV) $19,178 --- Nuveen Arizona Municipal Bond Fund (Offer) $18,372 --- Lehman Brothers Municipal Bond Index $19,821

--------------------------------------------------------------------------------
/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Annual Report    page 6

Fund Spotlight as of 5-31-01

NUVEEN ARIZONA MUNICIPAL BOND FUND

Quick Facts

                          A Shares      B Shares      C Shares      R Shares
------------------------------------------------------------------------------
NAV                       $10.84        $10.83        $10.83        $10.83
------------------------------------------------------------------------------
CUSIP                     67065L104     67065L203     67065L302     67065L401
------------------------------------------------------------------------------
Latest Dividend/1/        $0.0440       $0.0375       $0.0390       $0.0460
------------------------------------------------------------------------------
Inception Date            10/86         2/97          2/94          2/97
------------------------------------------------------------------------------


Annualized Total Returns/2/

                       as of May 31, 2001            as of March 31, 2001

A Shares              NAV           Offer             NAV           Offer

1 - Year           11.12%           6.44%           9.49%           4.89%
-------------------------------------------------------------------------
5 - Year            5.59%           4.69%           5.70%           4.80%
-------------------------------------------------------------------------
10 - Year           6.73%           6.27%           7.00%           6.54%
-------------------------------------------------------------------------

B Shares         w/o CDSC          w/CDSC        w/o CDSC          w/CDSC

1 - Year           10.33%           6.33%           8.60%           4.60%
-------------------------------------------------------------------------
5 - Year            4.83%           4.66%           4.94%           4.78%
-------------------------------------------------------------------------
10 - Year           6.21%           6.21%           6.48%           6.48%
-------------------------------------------------------------------------

C Shares                              NAV                             NAV

1 - Year                           10.56%                           8.93%
-------------------------------------------------------------------------
5 - Year                            5.02%                           5.14%
-------------------------------------------------------------------------
10 - Year                           6.14%                           6.42%
-------------------------------------------------------------------------

R Shares                              NAV                             NAV

1 - Year                           11.27%                           9.74%
-------------------------------------------------------------------------
5 -Year                             5.77%                           5.89%
-------------------------------------------------------------------------
10 - Year                           6.82%                           7.09%
-------------------------------------------------------------------------

Tax-Free Yields
                               as of May 31, 2001

A Shares                          NAV       Offer

SEC 30-Day Yield                4.74%       4.54%
-------------------------------------------------
Taxable-Equivalent Yield/3/     7.24%       6.93%
-------------------------------------------------

B Shares                                      NAV

SEC 30-Day Yield                            4.00%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 6.11%
-------------------------------------------------

C Shares                                      NAV

SEC 30-Day Yield                            4.20%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 6.41%
-------------------------------------------------

R Shares                                      NAV

SEC 30-Day Yield                            4.95%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 7.56%
-------------------------------------------------

Bond Credit Quality/4/

 [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     51%
---------------------------
AA                       9%
---------------------------
A                        9%
---------------------------
BBB                     26%
---------------------------
NR                       5%
---------------------------


/1/ Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class
     C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.

/4/ As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.


Top Five Sectors/4/
--------------------
U.S. Guaranteed
20%

Housing (Multifamily)
17%

Healthcare
16%

Tax Obligation (Limited)
12%

Tax Obligation (General)
10%


Portfolio Stats
----------------

Total Net Assets
$100.3 million

Average Duration
7.83

Average Effective Maturity
18.18 years


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                          Annual Report   page 7

From the Portfolio Manager
     NUVEEN COLORADO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience in the last 12 months?

A. For fixed-income investments, the past year was essentially the story of two different markets--approximately seven months of relatively high interest rates, followed by about five months of declining rates.

     The first period actually reached its peak several weeks before the reporting period began, when the Federal Reserve Board raised interest rates for the sixth time in 12 months. The rate increases were designed to control inflation by slowing the fast-growing U.S. economy. Inflation is always of great concern to the bond market, because a bond's investment value is tied to the anticipated real worth of future income payments. While the Fed's rate hikes succeeded in reducing the threat of inflation, they also slowed economic growth more than expected. In an attempt to revive the flagging economy, the Fed rang in the new year by aggressively cutting interest rates by 250 basis points (2.5 percentage points) in just five months--a pace that hasn't been matched in nearly 20 years.

     With interest rates high, inflation contained, and a rapidly falling stock market that led investors to reconsider their asset allocations, the bond market enjoyed extremely strong performance. During the reporting period, bond prices, which move inversely to bond yields, hit their highest levels since 1999. As the Fed rate cuts intensified, however, prices declined again, the result of fears that further rate reductions could spark inflation.

     In Colorado, the state continued to benefit from strong economic growth and a solid credit profile. Demand for new Colorado municipal bonds was high, especially when compared to the relatively modest supply of new issues available during the past year.

Q. How did the fund perform during the fiscal year ended May 31, 2001, and what factors influenced its returns?

A. The fund's total return was 11.00 percent for the fiscal year ended May 31, 2001 (Class A shares at net asset value). This trailed the performance of its peers as measured by the Lipper Colorado Municipal Debt Funds category average, which returned 11.15 per cent for the same period. As an additional point of comparison, the performance trailed that of the national Lehman Brothers Municipal Bond Index, which rose 12.14 percent.

--------------------------------------------------------------------------------

   The views expressed in this report reflect those of Nuveen Investment Management (NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

   Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

1 Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.


Your Investment
Management Team
--------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research.

 .  An active, value-oriented investment style.

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

Annual Report    page 8

     The fund's modestly weaker performance compared to its peers can be attributed to the fund's slightly shorter duration--which measures sensitivity to changes in interest rates--going into the municipal market's rally in late 2000 and early 2001.

           Annualized Total Returns as of 5/31/01/1/

                                              One-Year    Five-Year
           Colorado                            11.00%       5.71%
           Class A Shares at NAV

           Lipper Colorado Municipal           11.15%       5.47%
           Debt Funds category/2/

           Lehman Brothers Municipal           12.14%
           Bond Index/3/

           Tax-Free/4/ Yields as of 5/31/01

           Class A Shares at NAV

           SEC 30-Day Yield                     5.45%

           Taxable-Equivalent Yield/5/          8.26%

Q.   What themes were underlying your management of the funds during the year?

A. We adapted our management strategy to changing market conditions. In the first part of the period, when interest rates were relatively high, we took advantage whenever appropriate by adding high-yielding municipal bonds to the portfolio to try to secure the fund's income stream. As we added new securities, we sold some others at a loss, enabling us to realize capital losses that can be used to offset any realized gains in future years. As always, we invested only in those bond issues that met our stringent investment criteria--which include structure and credit requirements. Bonds must also survive rigorous analysis by Nuveen Research before we will consider them for the fund.

     As interest rates declined and municipal bonds recorded some of their best gains of the period, our management strategy became somewhat more defensive. Even as we remained optimistic about the fund's performance potential, we recognized that a change in bond-market sentiment could happen quickly and without warning. In the past, the fund's relative success during down markets resulted from our willingness to prepare for the next market cycle. Toward that end, we kept on the lookout for more defensive securities that would allow us to lock in some of the gains obtained during the market rally. For example, we looked for bonds that would help us further reduce the fund's duration. We also looked to add investments that would help protect the fund from "call risk," or the risk that an issuer will take advantage of lower interest rates by redeeming their bonds before their maturity dates.

--------------------------------------------------------------------------------

/2/ For the Nuveen Colorado Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 31 funds in the Lipper Colorado Municipal Debt Funds category for the one-year period ended
     May 31, 2001, and 23 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, will be subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.0%.

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                                        Annual Report     page 9

     Especially during the first part of the reporting period, we actively looked to add Colorado bonds offering strong yields to the portfolio. Education--particularly charter schools--was one area of issuance in which we were successful in identifying attractive investment opportunities. The fund picked up a handful of new bond issues, including those by the Bromley East Charter School and the Academy Charter School.

Q.   What is your outlook for the municipal market and the fund?

A. We believe the fund is well positioned for the future. Because of our past efforts to moderate call risk, 7 percent of the fund's portfolio is subject to call through 2003.

     For the municipal bond market as a whole, we are currently experiencing the best of times. The economy has been growing slowly, and inflation has been contained, despite rising energy prices. As long as the Fed can keep inflation in check while attempting to stimulate the economy, the fixed-income market--and the fund--should continue to benefit.

     In the meantime, we will look to reap the rewards of market outperformance while continuing to prepare for the market's eventual downturn. Though we do not know when this situation will occur or even expect it soon, we believe that being prepared is the best strategy for strengthening long-term performance.

                                   Colorado

                  Growth of an Assumed $10,000 Investment/6/

                         [Mountain Chart Appears Here]

      Nuveen Colorado Municipal Bond Fund (NAV) $18,959
      Nuveen Colorado Municipal Bond Fund (Offer) $18,163
      Lehman Brothers Municipal Bond Fund Index $19,821

--------------------------------------------------------------------------------

/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


How Your Fund
Pursues Its
Objective
--------------------------------------------------------------------------------
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Annual Report     page 10

Fund Spotlight as of 5-31-01

NUVEEN COLORADO MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
Quick Facts

                            A Shares      B Shares      C Shares      R Shares
-------------------------------------------------------------------------------
NAV                         $10.02        $10.03        $10.01        $10.01
-------------------------------------------------------------------------------
CUSIP                       67065L609     67065L500     67065L807     67065L880
-------------------------------------------------------------------------------
Latest Dividend/1/          $0.0430       $0.0370       $0.0385       $0.0445
-------------------------------------------------------------------------------
Inception Date              5/87          2/97          2/97          2/97
-------------------------------------------------------------------------------

Annualized Total Returns/2/

                                 as of May 31, 2001         as of March 31, 2001

A Shares                          NAV          Offer         NAV          Offer

1 - Year                       11.00%          6.30%       9.05%          4.43%
-------------------------------------------------------------------------------
5 - Year                        5.71%          4.81%       5.63%          4.74%
-------------------------------------------------------------------------------
10 - Year                       6.60%          6.15%       6.81%          6.36%
-------------------------------------------------------------------------------

B Shares                     w/o CDSC         w/CDSC    w/o CDSC         w/CDSC

1 - Year                       10.07%          6.07%       8.35%          4.35%
-------------------------------------------------------------------------------
5 - Year                        4.98%          4.82%       4.93%          4.77%
-------------------------------------------------------------------------------
10 - Year                       6.11%          6.11%       6.32%          6.32%
-------------------------------------------------------------------------------

C Shares                                         NAV                        NAV

1 - Year                                      10.41%                      8.57%
-------------------------------------------------------------------------------
5 - Year                                       5.14%                      5.09%
-------------------------------------------------------------------------------
10 - Year                                      6.13%                      6.35%
-------------------------------------------------------------------------------

R Shares                                         NAV                        NAV

1 - Year                                      11.10%                      9.36%
-------------------------------------------------------------------------------
5 - Year                                       5.87%                      5.81%
-------------------------------------------------------------------------------
10 - Year                                      6.69%                      6.90%
-------------------------------------------------------------------------------


Tax-Free Yields
        as of May 31, 2001

A Shares                          NAV          Offer
SEC 30-Day Yield                5.45%          5.22%
----------------------------------------------------
Taxable-Equivalent Yield/3/     8.26%          7.91%
----------------------------------------------------

B Shares                                         NAV
SEC 30-Day Yield                               4.71%
----------------------------------------------------
Taxable-Equivalent Yield/3/                    7.14%
----------------------------------------------------

C Shares                                         NAV
SEC 30-Day Yield                               4.90%
----------------------------------------------------
Taxable-Equivalent Yield/3/                    7.42%
----------------------------------------------------

R Shares                                         NAV
SEC 30-Day Yield                               5.66%
----------------------------------------------------
Taxable-Equivalent Yield/3/                    8.58%
----------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                               23%
-----------------------------------------------------
AA                                                20%
-----------------------------------------------------
A                                                  8%
-----------------------------------------------------
BBB                                               22%
-----------------------------------------------------
NR                                                26%
-----------------------------------------------------
Other                                              1%
-----------------------------------------------------

-------------------------------------------------------------------------------

/1/ Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.0%.

/4/ As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.

Top Five Sectors/4/

------------------------

Healthcare
18%

Tax Obligation (Limited)
15%

Housing (Multifamily)
14%

Housing (Single Family)
13%

U.S. Guaranteed
11%



Portfolio Stats

------------------------

Total Net Assets
$41.0 million

Average Duration
7.65

Average Effective Maturity
20.58 years

------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                       Annual Report     page 11

From the Portfolio Manager
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience in the last 12 months?

A. For fixed-income investments, the past year was essentially the story of two different markets--approximately seven months of relatively high interest rates, followed by about five months of declining rates.

     The first period actually reached its peak several weeks before the reporting period began, when the Federal Reserve Board raised interest rates for the sixth time in 12 months. The rate increases were designed to control inflation by slowing the fast-growing U.S. economy. Inflation is always of great concern to the bond market, because a bond's investment value is tied to the anticipated real worth of future income payments. While the Fed's rate hikes succeeded in reducing the threat of inflation, they also slowed economic growth more than expected. In an attempt to revive the flagging economy, the Fed rang in the new year by aggressively cutting interest rates by 250 basis points (2.5 percentage points) in just five months--a pace that hasn't been matched in nearly 20 years.

     With interest rates high, inflation contained, and a rapidly falling stock market that led investors to reconsider their asset allocations, the bond market enjoyed extremely strong performance. During the reporting period, bond prices, which move inversely to bond yields, hit their highest levels since 1999. As the Fed rate cuts intensified, however, prices declined again, the result of fears that further rate reductions could spark inflation.

     Demand for New Mexico municipal bonds continued to be high, especially when compared to the relatively modest supply of new issues available in the state during the past year. For example, in the first quarter of 2001, New Mexico municipal issuance accounted for just 1 percent of the nationwide total. Moreover, because the majority of the state's bonds come to market insured, it was often a challenge to find higher-yielding, lower-rated New Mexico municipal securities.

Q. How did the fund perform during the fiscal year ended May 31, 2001, and what factors influenced its returns?

A. The fund's total return was 11.11 percent for the fiscal year ended May 31, 2001 (Class A shares at net asset value). This topped the performance of its peers as measured by the Lipper Other States Municipal Debt Funds category

--------------------------------------------------------------------------------
     The views expressed in this report reflect those of Nuveen Investment Management (NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

     Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.

Your Investment
Management Team
--------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research.

 .  An active, value-oriented investment style.

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

Annual Report     page 12
     average, which returned 10.14 percent for the same period. As an additional point of comparison, the performance lagged that of the national Lehman Brothers Municipal Bond Index, which rose 12.14 percent.

     The fund's strong performance compared to its peers can be attributed to the fund's relatively long duration--which measures sensitivity to changes in interest rates--going into the municipal market's rally in late 2000 and early 2001.

          Annualized Total Returns as of 5/31/01/1/

                                             One-Year    Five-Year
          New Mexico                          11.11%       5.81%
          Class A Shares at NAV

          Lipper Other States Municipal       10.14%       5.15%
          Debt Funds category/2/

          Lehman Brothers Municipal           12.14%
          Bond Index/3/

          Tax-Free/4/ Yields as of 5/31/01

          Class A Shares at NAV

          SEC 30-Day Yield                     4.59%

          Taxable-Equivalent Yield/5/          7.23%

Q.   What themes were underlying your management of the funds during the year?

A. We adapted our management strategy to changing market conditions. In the first part of the period, when interest rates were relatively high, we took advantage whenever appropriate by adding high-yielding municipal bonds to the portfolio to try to secure the fund's income stream. As we added new securities, we sold some others at a loss, enabling us to realize capital losses that can be used to offset any realized gains in future years. As always, we invested only in those bond issues that met our stringent investment criteria--which include structure and credit requirements. Bonds must also survive rigorous analysis by Nuveen Research before we will consider them for the fund.

     As interest rates declined and municipal bonds recorded some of their best gains of the period, our management strategy became somewhat more defensive. Even as we remained optimistic about the fund's performance potential, we recognized that a change in bond-market sentiment could happen quickly and without warning. In the past, the fund's relative success during down markets resulted from our willingness to prepare for the next market cycle. Toward that end, we kept on the lookout for more defensive securities that would allow us to lock in some of the gains obtained during the market rally. For example, we looked for bonds that would help us reduce
--------------------------------------------------------------------------------
/2/ For the Nuveen New Mexico Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 81 funds in the Lipper Other States Municipal Debt Funds category for the one-year period ended May 31, 2001, and 42 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, will be subject to tax.

/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 36.5%.

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.

                                                       Annual Report     page 13
     the fund's duration. We also looked to add investments that would help protect the fund from "call risk," or the risk that an issuer will take advantage of lower interest rates by redeeming their bonds before their maturity dates.

     Because of the limited supply available in New Mexico as well as our belief that the fund was well positioned, we limited our trading during the reporting period and took advantage of strong performance in the midst of the rally for municipal bonds.

Q.   What is your outlook for the municipal market and the fund?

A. We believe the fund is well positioned for the future. Because of our past efforts to moderate call risk, only a modest portion of the fund's portfolio is subject to call in the next three years--2 percent for the remainder of 2001, 12 percent for 2002, 4 percent for 2003.

     For the municipal bond market as a whole, we are currently experiencing the best of times. The economy has been growing slowly, and inflation has been contained, despite rising energy prices. As long as the Fed can keep inflation in check while attempting to stimulate the economy, the fixed-income market--and the fund--should continue to benefit.

     In the meantime, we will look to reap the rewards of market outperformance while continuing to prepare for the market's eventual downturn. Though we do not know when this situation will occur or even expect it soon, we believe that being prepared is the best strategy for strengthening long-term performance.

                                  New Mexico

                  Growth of an Assumed $10,000 Investment/6/

                         [Mountain Chart Appears Here]

      Nuveen New Mexico Municipal Bond Fund (NAV) $16,569

      Nuveen New Mexico Municipal Bond Fund (offer) $15,873

      Lehman Brothers Municipal Bond Index $17,290

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/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies.
The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Annual Report     page 14

Fund Spotlight as of 5-31-01
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Quick Facts

                       A Shares     B Shares     C Shares     R Shares
-----------------------------------------------------------------------
NAV                    $10.23       $10.23       $10.23       $10.26
-----------------------------------------------------------------------
CUSIP                  67065L781    67065L773    67065L765    67065L757
-----------------------------------------------------------------------
Latest Dividend/1/     $0.0405      $0.0340      $0.0355      $0.0420
-----------------------------------------------------------------------
Inception Date         9/92         2/97         2/97         2/97
-----------------------------------------------------------------------

Annualized Total Returns/2/

                           as of May 31, 2001      as of March 31, 2001

A Shares                       NAV     Offer          NAV        Offer

1 - Year                    11.11%     6.48%        9.42%        4.85%
-----------------------------------------------------------------------
5 - Year                     5.81%     4.90%        5.71%        4.82%
-----------------------------------------------------------------------
Since Inception              5.92%     5.40%        6.02%        5.48%
-----------------------------------------------------------------------

B Shares                  w/o CDSC    w/CDSC     w/o CDSC       w/CDSC

1 - Year                    10.26%     6.26%        8.58%        4.58%
-----------------------------------------------------------------------
5 - Year                     5.05%     4.88%        4.96%        4.79%
-----------------------------------------------------------------------
Since Inception              5.30%     5.30%        5.39%        5.39%
-----------------------------------------------------------------------

C Shares                                 NAV                       NAV

1 - Year                              10.61%                     8.83%
-----------------------------------------------------------------------
5 - Year                               5.28%                     5.19%
-----------------------------------------------------------------------
Since Inception                        5.46%                     5.55%
-----------------------------------------------------------------------

R Shares                                 NAV                       NAV

1 - Year                              11.39%                     9.70%
-----------------------------------------------------------------------
5 - Year                               6.05%                     5.94%
-----------------------------------------------------------------------
Since Inception                        6.06%                     6.15%
-----------------------------------------------------------------------

Tax-Free Yields
                                                     as of May 31, 2001

A Shares                                                 NAV      Offer
SEC 30-Day Yield                                       4.59%     4.40%
-----------------------------------------------------------------------
Taxable-Equivalent Yield/3/                            7.23%     6.93%
-----------------------------------------------------------------------

B Shares                                                           NAV
SEC 30-Day Yield                                                 3.85%
-----------------------------------------------------------------------
Taxable-Equivalent Yield/3/                                      6.06%
-----------------------------------------------------------------------

C Shares                                                           NAV
SEC 30-Day Yield                                                 4.04%
-----------------------------------------------------------------------
Taxable-Equivalent Yield/3/                                      6.36%
-----------------------------------------------------------------------

R Shares                                                           NAV
SEC 30-Day Yield                                                 4.79%
-----------------------------------------------------------------------
Taxable-Equivalent Yield/3/                                      7.54%
-----------------------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                                                 56%
-----------------------------------------------------------------------
AA                                                                   8%
-----------------------------------------------------------------------
A                                                                   15%
-----------------------------------------------------------------------
BBB                                                                 18%
-----------------------------------------------------------------------
NR                                                                   3%
-----------------------------------------------------------------------

-------------------------------------------------------------------------------
/1/ Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; prior to class inception are Class A share returns adjusted for difference in sales charge and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

/4/ As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.

Top Five Sectors/4/

---------------------------------
Housing (Single Family)
24%

Tax Obligation (Limited)
23%

Education and Civic Organizations
13%

Utilities
10%

U.S. Guaranteed
9%

Portfolio Stats

---------------------------------

Total Net Assets
$52.7 million

Average Duration
7.26

Average Effective Maturity
21.25 years



---------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                       Annual Report     page 15

                 Portfolio of Investments
                 Nuveen Arizona Municipal Bond Fund
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Consumer Cyclicals - 1.0%

   $    1,000 The Industrial Development    No Opt. Call       N/R $  1,016,520
               Authority of Mesa,
               Arizona, Industrial
               Revenue Bonds (TRW
               Vehicle Safety System
               Inc. Project), Series
               1992, 7.250%, 10/15/04
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Consumer Staples - 0.3%

          250 The Industrial Development    12/02 at 103        A1      268,395
               Authority of Casa Grande,
               Arizona, Pollution
               Control Revenue Bonds
               (Frito-Lay Inc./PepsiCo),
               Series 1984, 6.650%,
               12/01/14

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 8.8%

          570 Arizona Educational Loan       3/02 at 101       Aa2      585,897
               Marketing Corporation,
               1992 Educational Loan
               Revenue Bonds, Series B,
               7.000%, 3/01/05
               (Alternative Minimum Tax)

          100 Arizona Educational Loan       9/02 at 101       Aa2      103,278
               Marketing Corporation,
               Educational Loan Revenue
               Bonds, 6.375%, 9/01/05
               (Alternative Minimum Tax)

        1,500 Student Loan Acquisition       5/04 at 102       Aa1    1,578,315
               Authority of Arizona,
               Subordinated Fixed Rate
               Student Loan Revenue
               Bonds, Series 1994B,
               6.600%, 5/01/10
               (Alternative Minimum Tax)

          500 Student Loan Acquisition      11/09 at 102       Aaa      509,320
               Authority of Arizona,
               Student Loan Revenue
               Refunding Bonds, Senior
               Series 1999A-1, 5.900%,
               5/01/24

        2,500 The Industrial Development     5/08 at 101      BBB+    2,312,475
               Authority of the City of
               Glendale, Arizona,
               Revenue Bonds (Midwestern
               University), Series
               1998A, 5.375%, 5/15/28

          115 The Industrial Development     5/06 at 102       AAA      122,286
               Authority of the City of
               Glendale, Arizona,
               Revenue Bonds (Midwestern
               University), Series
               1996A, 6.000%, 5/15/16

              The Industrial Development
              Authority of the City of
              Glendale, Arizona, Revenue
              Bonds (Midwestern
              University), Series 2001A:
        1,730 5.750%, 5/15/21                5/11 at 101      BBB+    1,720,814
        1,250 5.875%, 5/15/31                5/11 at 101      BBB+    1,245,763

          300 Arizona Board of Regents,      6/02 at 102        AA      315,114
               System Revenue Refunding
               Bonds (University of
               Arizona), Series 1992,
               6.250%, 6/01/11

          335 Community College District     7/03 at 101      BBB+      342,621
               of Yavapai County,
               Arizona, Revenue Bonds,
               Series 1993, 6.000%,
               7/01/12

-------------------------------------------------------------------------------
              Healthcare - 15.2%

        4,000 Arizona Health Facilities     11/09 at 100        A2    4,056,440
               Authority, Hospital
               Revenue Bonds (Phoenix
               Children's Hospital),
               Series 1999A, 6.125%,
               11/15/22

        2,050 Arizona Health Facilities     12/10 at 102       BBB    2,067,015
               Authority, Hospital
               System Revenue Bonds
               (John C. Lincoln Health
               Network), Series 2000,
               6.875%, 12/01/20

        1,000 Arizona Health Facilities      7/10 at 101       BBB    1,012,750
               Authority, Revenue Bonds
               (Catholic Healthcare
               West), 1999 Series A,
               6.625%, 7/01/20

          930 Maricopa County, Arizona,      4/07 at 102      Baa1      913,158
               Hospital Revenue and
               Refunding Bonds, Series
               1997 (Sun Health
               Corporation), 6.125%,
               4/01/18

        4,500 The Industrial Development     7/08 at 101       BBB    3,818,520
               Authority of the County
               of Maricopa, Arizona,
               Health Facility Revenue
               Bonds (Catholic
               Healthcare West Project),
               1998 Series A,
               5.000%, 7/01/16

        1,500 The Industrial Development     1/10 at 101       AAA    1,549,560
               Authority of the City of
               Mesa, Arizona, Revenue
               Bonds (Discovery Health
               System), Series 1999A,
               5.750%, 1/01/25

              The Industrial Development
              Authority of the City of
              Phoenix, Arizona, Hospital
              Revenue Bonds (John C.
              Lincoln Hospital and
              Health Center), Series
              1994:
          500 6.000%, 12/01/10              12/03 at 102       BBB      489,050
          500 6.000%, 12/01/14              12/03 at 102       BBB      476,035

        1,055 The Industrial Development     6/08 at 101       N/R      828,038
               Authority of the City of
               Winslow, Arizona,
               Hospital Revenue Bonds
               (Winslow Memorial
               Hospital Project), Series
               1998, 5.500%, 6/01/22
-------------------------------------------------------------------------------
              Housing/Multifamily -
               15.9%

        2,900 The Industrial Development    10/09 at 102       N/R    2,673,104
               Authority of the County
               of Maricopa, Arizona,
               Multifamily Housing
               Revenue Bonds (Arborwood
               Apartments Project),
               Subordinate Series 1999B,
               6.700%, 10/01/29

--------------------------------------------------------------------------------
16

    Principal                                Optional Call
 Amount (000) Description                      Provisions* Ratings** Market Value
---------------------------------------------------------------------------------
              Housing/Multifamily
              (continued)

   $    3,615 The Industrial Development      10/10 at 105       Aaa $  3,903,441
               Authority of the County
               of Maricopa, Arizona,
               Multifamily Housing
               Revenue Bonds (GNMA
               Collateralized Villas at
               Augusta Project),
               Series 2000, 6.500%,
               10/20/33

        2,470 The Industrial Development      10/11 at 103       Aaa    2,570,875
               Authority of the County
               of Maricopa, Arizona,
               Multifamily Housing
               Revenue Bonds (Syl-Mar
               Apartments Project),
               Series 2001, 6.100%,
               4/20/36

          295 Phoenix Housing Finance          7/02 at 101       AAA      301,168
               Corporation, Arizona,
               Mortgage Revenue
               Refunding Bonds (FHA-
               Insured Mortgage Loans -
                Section 8 Assisted
               Projects), Series 1992A,
               6.500%, 7/01/24

              The Industrial Development
              Authority of the City of
              Phoenix, Arizona, Mortgage
              Revenue Refunding Bonds
              (FHA-Insured Mortgage
              Loan - Chris Ridge Village
              Project), Series 1992:
          200 6.750%, 11/01/12                11/02 at 101       AAA      205,642
          425 6.800%, 11/01/25                11/02 at 101       AAA      437,278

        1,300 The Industrial Development       9/10 at 103       Aaa    1,397,955
               Authority of the City of
               Phoenix, Arizona,
               Multifamily Housing
               Revenue Bonds (GNMA
               Collateralized Mortgage
               Loan - Camelback
               Crossings Apartments
               Project), Series 2000,
               6.350%, 9/20/35

          500 The Industrial Development       6/03 at 102       AAA      510,430
               Authority of the City of
               Tempe, Arizona,
               Multifamily Mortgage
               Refunding Bonds (FHA-
               Insured Mortgage Loan -
                Quadrangles Village
               Apartments), Series
               1993A, 6.250%, 6/01/26

        4,000 The Industrial Development       7/10 at 101        AA    4,019,440
               Authority of the County
               of Tucson, Arizona,
               Senior Living Facilities
               Revenue Bonds (The
               Christian Care Project),
               Series 2000A, 5.625%,
               7/01/20

---------------------------------------------------------------------------------
              Housing/Single Family -
               4.0%

        1,495 The Industrial Development       6/08 at 108       Aaa    1,593,700
               Authority of the County
               of Maricopa, Arizona,
               Single Family Mortgage
               Revenue Refunding Bonds
               (Mortgage-Backed
               Securities Program),
               Series 1998B, 6.200%,
               12/01/30 (Alternative
               Minimum Tax)

          320 The Industrial Development       6/05 at 102       AAA      344,243
               Authority of the City of
               Phoenix, Arizona,
               Statewide Single Family
               Mortgage Revenue Bonds,
               Series 1995, 6.150%,
               12/01/08 (Alternative
               Minimum Tax)

          990 The Industrial Development       6/10 at 105       AAA    1,119,967
               Authority of the City of
               Phoenix, Arizona, Single
               Family Mortgage Revenue
               Bonds, Series 2000-1B,
               7.350%, 6/01/31
               (Alternative Minimum Tax)

          285 The Industrial Development       8/05 at 102         A      293,259
               Authority of the County
               of Pima, Arizona, Single
               Family Mortgage Revenue
               Refunding Bonds, Series
               1995A, 6.500%, 2/01/17

          600 The Industrial Development       5/07 at 102       AAA      616,530
               Authority of the County
               of Pima, Arizona, Single
               Family Mortgage Revenue
               Bonds, Series 1997A,
               6.250%, 11/01/30
               (Alternative Minimum Tax)

---------------------------------------------------------------------------------
              Long-Term Care - 1.7%

        1,565 The Industrial Development      12/04 at 102       AAA    1,731,438
               Authority of the County
               of Cochise, Tax-Exempt
               Mortgage Revenue
               Refunding Bonds (GNMA
               Collateralized - Sierra
               Vista Care Center),
               Series 1994A, 6.750%,
               11/20/19

---------------------------------------------------------------------------------
              Tax Obligation/General -
               9.3%

          645 City of Chandler, Arizona,       7/01 at 101       AAA      653,611
               General Obligation
               Refunding Bonds, Series
               1991, 7.000%, 7/01/12

          965 City of Chandler, Arizona,       7/10 at 101        AA      953,082
               General Obligation Bonds,
               Series 2000, 5.000%, 7/01/19

              Sierra Vista Unified
              School District No. 68 of
              Cochise County, Arizona,
              General Obligation
              Refunding Bonds, Series
              1992:
          250 7.500%, 7/01/09                 No Opt. Call       AAA      303,173
          300 7.500%, 7/01/10                 No Opt. Call       AAA      368,244

          675 Peoria Unified School           No Opt. Call       AAA      548,897
               District No. 11 of
               Maricopa County, Arizona,
               Refunding Bonds, Second
               Series of 1992, 0.000%,
               7/01/06

           50 Kyrene Elementary School         7/02 at 100       AAA       51,112
               District No. 28 of
               Maricopa County, Arizona,
               School Improvement Bonds
               (Project of 1990), 1993
               Series E, 6.000%, 7/01/12

              Glendale Elementary School
              District No. 40 of
              Maricopa County, Arizona,
              School Improvement and
              Refunding Bonds, Series
              1995:
          500 6.200%, 7/01/09                  7/05 at 101       AAA      547,470
          750 6.250%, 7/01/10                  7/05 at 101       AAA      822,615

          500 Gilbert Unified School           7/08 at 100       AAA      545,740
               District No. 41 of
               Maricopa County, Arizona,
               School Improvement Bonds
               (Project
               of 1993), 1995 Series D,
               6.250%, 7/01/15

--------------------------------------------------------------------------------
17

                 Portfolio of Investments
                 Nuveen Arizona Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

   $      515 Alhambra Elementary School     7/04 at 102       AAA $    568,200
               District No. 68 of
               Maricopa County, Arizona,
               School Improvement and
               Refunding Bonds, Series
               1994A, 6.750%, 7/01/14

          310 Chandler Unified School       No Opt. Call       AAA      354,249
               District No. 80 of
               Chandler County, Arizona,
               School Improvement and
               Refunding Bonds, Series
               1994, 6.250%, 7/01/11

        1,275 School District No. 98 of     No Opt. Call       AAA    1,036,805
               Maricopa County, Arizona,
               Refunding Bonds (Fountain
               Hills Unit), 0.000%,
               7/01/06

        1,000 Tucson Unified School         No Opt. Call       AAA    1,231,700
               District No. 1 of Pima
               County, Arizona,
               Refunding Bonds, Series
               1992, 7.500%, 7/01/10

          500 Tanque Verde Unified           7/04 at 102       AAA      552,860
               School District No. 13 of
               Pima County, Arizona,
               School Improvement and
               Refunding Bonds, Series
               1994, 6.700%, 7/01/10

          315 Scottsdale Mountain            7/03 at 102         A      324,954
               Community Facilities
               District, Arizona,
               District General
               Obligation Bonds, Series
               1993A, 6.200%, 7/01/17

          225 City of Tempe, Arizona,        7/02 at 101       AA+      234,745
               General Obligation Bonds,
               Series 1992B, 6.000%,
               7/01/08

          180 Tempe Union High School        7/04 at 101       AAA      189,281
               District No. 213 of
               Maricopa County, Arizona,
               School Improvement and
               Refunding Bonds, Series
               1994, 6.000%, 7/01/12

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               11.2%

          250 State of Arizona,              9/02 at 102       AAA      263,645
               Refunding Certificates of
               Participation, Series
               1992B, 6.250%, 9/01/10

          225 Arizona Municipal             No Opt. Call       AAA      272,315
               Financing Program,
               Certificates of
               Participation, Series 11,
               8.000%, 8/01/17

          965 City of Bullhead, Bullhead     1/03 at 103      Baa2      998,177
               Parkway District
               Improvement Bonds,
               6.100%, 1/01/13

          280 Eloy Municipal Property        7/02 at 101       BBB      288,397
               Corporation, Municipal
               Facilities Revenue Bonds,
               Series 1992, 7.000%,
               7/01/11

          385 City of Flagstaff,            No Opt. Call       AAA      428,605
               Arizona, Junior Lien
               Street and Highway User
               Revenue Bonds, Series
               1992, 5.900%, 7/01/10

          300 Hospital District No. One,     6/04 at 101       AAA      326,229
               Maricopa County, Arizona,
               Hospital Facilities
               Refunding Bonds, 1992
               Series B, 6.250%, 6/01/10

        3,195 The Industrial Development     7/10 at 102      Baa3    3,274,140
               Authority of the County
               of Maricopa, Arizona,
               Education Revenue Bonds
               (Arizona Charter Schools
               Project I ), Series
               2000A, 6.625%, 7/01/20

        1,500 The Industrial Development     6/07 at 102         A    1,544,670
               Authority of the County
               of Maricopa, Arizona,
               Education Revenue Bonds
               (Horizon Community
               Learning Center Project),
               Series 2000, 6.350%,
               6/01/26

              City of Peoria, Arizona,
               Improvement District No.
               8801, Improvement Bonds
               (North Valley Power
               Center):
          425 7.300%, 1/01/12                1/03 at 101      BBB+      449,374
          460 7.300%, 1/01/13                1/03 at 101      BBB+      486,381

          300 City of Phoenix, Arizona,      7/02 at 102        A+      315,618
               Junior Lien Street and
               Highway User Revenue
               Refunding Bonds, Series
               1992, 6.250%, 7/01/11

              Pinal County, Arizona,
               Certificates of
               Participation, Series
               1994:
          300 6.375%, 6/01/06                6/02 at 101        AA      313,263
          200 6.500%, 6/01/09                6/02 at 101        AA      209,088

        1,950 Puerto Rico Highway and        7/16 at 100         A    1,856,556
               Transportation Authority,
               Highway Revenue Bonds,
               Series Y of 1996,
               5.000%, 7/01/36

          175 Business Development           7/02 at 102       AAA      182,756
               Finance Corporation,
               Tucson, Arizona, Local
               Development Lease Revenue
               Refunding Bonds, Series
               1992, 6.250%, 7/01/12

-------------------------------------------------------------------------------
              Transportation - 1.0%

          500 City of Phoenix, Arizona,      7/04 at 102       AAA      537,485
               Airport Revenue Bonds,
               Series 1994D, 6.400%,
               7/01/12 (Alternative
               Minimum Tax)

          485 City of Tucson, Arizona,       6/01 at 101       AAA      491,140
               Airport Authority Inc.
               Revenue Bonds, Series
               1990B, 7.125%, 6/01/15
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              U.S. Guaranteed - 19.5%

          300 Arizona Health Facilities      9/03 at 100       AAA      320,898
               Authority, Hospital
               System Revenue Refunding
               Bonds (Phoenix Baptist
               Hospital and Medical
               Center, Inc. and Medical
               Environments, Inc.),
               Series 1992, 6.250%,
               9/01/11


--------------------------------------------------------------------------------
18

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

   $      200 Arizona Municipal             No Opt. Call       AAA $    242,952
               Financing Program,
               Certificates of
               Participation, Series 20,
               7.700%, 8/01/10

          300 Arizona Board of Regents,      7/02 at 101       Aaa      316,236
               Arizona State University,
               System Revenue Bonds,
               Series 1989, 7.000%,
               7/01/15 (Pre-refunded to
               7/01/02)

          155 City of Chandler, Arizona,     7/01 at 101       AAA      157,072
               General Obligation
               Refunding Bonds, Series
               1991, 7.000%, 7/01/12
               (Pre-refunded to 7/01/01)

        1,000 Hospital District No. One,     6/06 at 101      A***    1,122,180
               Maricopa County, Arizona,
               General Obligation Bonds,
               Series 1996,
               6.500%, 6/01/17 (Pre-
               refunded to 6/01/06)

          305 Maricopa County, Arizona,     No Opt. Call       AAA      362,913
               Hospital Revenue Bonds
               (St. Luke's Hospital
               Medical Center), Series
               1980, 8.750%, 2/01/10

        2,775 The Industrial Development    No Opt. Call       AAA    3,342,876
               Authority of the County
               of Maricopa, Arizona,
               Hospital System Revenue
               Refunding Bonds
               (Samaritan Health
               Services), Series 1990A,
               7.000%, 12/01/16

       12,050 The Industrial Development    No Opt. Call       AAA    5,594,936
               Authority of the County
               of Maricopa, Arizona,
               Single Family Mortgage
               Revenue Bonds, Series
               1984, 0.000%, 2/01/16

          500 City of Phoenix, Arizona,      7/02 at 102     AA***      528,265
               Senior Lien Street and
               Highway User Revenue
               Bonds, Series 1992,
               6.250%, 7/01/11

        1,925 Tatum Ranch Community          7/02 at 102    N/R***    2,042,752
               Facilities District,
               Arizona, District General
               Obligation Bonds, Series
               1991A, 6.875%, 7/01/16
               (Pre-refunded to 7/01/02)

        8,065 Tucson and Pima County        No Opt. Call       AAA    4,043,630
               Industrial Development
               Authorities, Single
               Family Mortgage Revenue
               Bonds, Series 1983A,
               0.000%, 12/01/14

          500 City of Tucson, Arizona,       7/04 at 101       AAA      545,025
               General Obligation Bonds,
               Series 1984-G (1994),
               6.250%, 7/01/18 (Pre-
               refunded to 7/01/04)

          850 City of Tucson, Arizona,       7/04 at 100     AA***      921,451
               Certificates of
               Participation, Series
               1994, 6.375%, 7/01/09
               (Pre-refunded to 7/01/04)

           75 Business Development           7/02 at 102       AAA       79,191
               Finance Corporation,
               Tucson, Arizona, Local
               Development Lease Revenue
               Refunding Bonds, Series
               1992, 6.250%, 7/01/12
               (Pre-refunded to 7/01/02)

-------------------------------------------------------------------------------
              Utilities - 4.4%

            5 Central Arizona Water         11/01 at 102       AA-        5,113
               Conservation District,
               Contract Revenue Bonds
               (Central Arizona
               Project), Series B
               1991, 6.500%, 11/01/11

        2,000 Coconino County Pollution     10/06 at 102      BBB-    1,901,860
               Control Corporation,
               Arizona, Pollution
               Control Revenue Bonds
               (Nevada Power Company
               Project), Series 1996,
               6.375%, 10/01/36
               (Alternative Minimum Tax)

          500 The Industrial Development     8/01 at 100       BBB      497,065
               Authority of the Country
               of Mohave, Arizona,
               Industrial Development
               Revenue Bonds (Citizens
               Utilities Company
               Project), Series 1991B,
               7.150%, 2/01/26
               (Alternative Minimum Tax)

          500 The Industrial Development    11/03 at 101        A2      461,270
               Authority of the County
               of Mohave, Arizona,
               Industrial Development
               Revenue Bonds (Citizen
               Utilities Company
               Projects), 1994 Series,
               6.600%, 5/01/29
               (Alternative Minimum Tax)

          180 The Industrial Development     1/02 at 103       AAA      189,063
               Authority of the County
               of Pima, Arizona,
               Industrial Development
               Lease Obligation
               Refunding Revenue Bonds
               (Irvington Project), 1988
               Series A, 7.250%, 7/15/10

          500 Agricultural Improvement      No Opt. Call        AA      547,985
               and Power District,
               Arizona, Electric System
               Refunding Revenue Bonds
               (Salt River Project),
               1993 Series A, 5.750%,
               1/01/10

        1,000 The Industrial Development     6/07 at 101       BBB      777,150
               Authority of the County
               of Yavapai, Arizona,
               Industrial Development
               Revenue Bonds (Citizens
               Utilities Company
               Project), 1998 Series,
               5.450%, 6/01/33
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Water and Sewer - 4.1%

              City of Cottonwood,
               Arizona, Sewer Revenue
               Refunding Bonds, Series
               1992:
          500 6.900%, 7/01/03                7/02 at 101      BBB-      520,065
          100 7.000%, 7/01/06                7/02 at 101      BBB-      104,528
          100 7.000%, 7/01/07                7/02 at 101      BBB-      104,528

              City of Phoenix Civic
              Improvement Corporation,
              Arizona, Junior Lien
              Wastewater System Revenue
              Bonds, Series 2000:
        1,290 6.125%, 7/01/14                7/10 at 101       AAA    1,433,537
        1,000 6.250%, 7/01/17                7/10 at 101       AAA    1,106,350

--------------------------------------------------------------------------------
19

                 Portfolio of Investments
                 Nuveen Arizona Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Water and Sewer
              (continued)

   $      800 Sedona, Arizona, Sewer        7/04 at 101      BBB+ $    865,480
               Revenue Refunding Bonds,
               Series
               1992, 7.000%, 7/01/12
------------------------------------------------------------------------------
   $  105,470 Total Investments (cost                               96,708,782
               $92,714,601) - 96.4%
------------------------------------------------------------------------------
------------
              Other Assets Less                                      3,576,470
               Liabilities - 3.6%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $100,285,252
         ---------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-
             sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         N/R Investment is not rated.





                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
20

                 Portfolio of Investments
                 Nuveen Colorado Municipal Bond Fund
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Consumer Staples - 2.5%

   $    1,000 The Children's Trust Fund,      7/10 at 100       Aa3 $ 1,038,270
               Tobacco Settlement Asset-
               Backed Bonds, Series 2000,
               5.750%, 7/01/20
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 5.2%

          500 Colorado Educational and       12/10 at 100        AA     531,440
               Cultural Facilities
               Authority, School Revenue
               Bonds (Ave Maria School
               Project), Series 2000,
               6.125%, 12/01/25

        1,500 Hyland Hills Park and          12/06 at 101       N/R   1,595,490
               Recreation District, Adams
               County, Colorado, Special
               Revenue Refunding and
               Improvement Bonds, Series
               1996A, 6.750%, 12/15/15
-------------------------------------------------------------------------------
              Healthcare - 17.8%

        1,000 Aspen Valley Hospital           4/10 at 100       N/R   1,047,250
               District, Pitkin County,
               Colorado, Revenue Bonds,
               Series 2000, 6.800%,
               10/15/24

          750 Colorado Health Facilities      9/08 at 100      Baa1     619,470
               Authority, Hospital
               Revenue Bonds (Parkview
               Medical Center, Inc.
               Project), Series 1998,
               5.300%, 9/01/25

        2,500 Colorado Health Facilities      9/09 at 101       N/R   2,055,475
               Authority, Revenue Bonds
               (Steamboat Springs Health
               Care Association Project),
               Series 1999, 5.700%,
               9/15/23

          500 Colorado Health Facilities     11/11 at 101      BBB+     498,810
               Authority, Hospital
               Revenue Bonds (PorterCare
               Adventist Health System
               Project), Series 2001,
               6.500%, 11/15/23

        1,750 City of Colorado Springs,      12/10 at 100        A-   1,793,785
               Colorado, Hospital Revenue
               Bonds, Series 2000,
               6.375%, 12/15/30

        1,250 Board of Trustees for the       7/08 at 101       N/R   1,059,350
               Gunnison Valley Hospital,
               Gunnison County, Colorado,
               Hospital Revenue Bonds,
               Series 1998, 5.625%,
               7/01/23

          250 County of Pueblo, Colorado,     9/01 at 101       AAA     254,883
               Insured Hospital Refunding
               Revenue Bonds (Parkview
               Episcopal Medical Center,
               Inc. Project), Series
               1991A, 7.000%, 9/01/09
-------------------------------------------------------------------------------
              Housing/Multifamily - 13.5%

        1,265 Boulder County, Colorado,       6/09 at 100       N/R   1,183,155
               Multifamily Housing
               Refunding and Improvement
               Revenue Bonds (Thistle
               Community Housing
               Project), Series 1999,
               6.375%, 6/01/29

          460 Colorado Housing and            4/05 at 102       AA+     478,377
               Finance Authority,
               Multifamily Housing
               Insured Mortgage Revenue
               Bonds, 1995 Series A,
               6.650%, 10/01/28
               (Alternative Minimum Tax)

        2,800 City of Englewood,             12/06 at 102      BBB+   2,814,728
               Colorado, Multifamily
               Housing Revenue Refunding
               Bonds (Marks Apartments
               Project),
               Series 1996, 6.650%,
               12/01/26

        1,000 City of Lakewood, Colorado,    10/05 at 102       AAA   1,046,030
               Multifamily Housing
               Mortgage Revenue Bonds
               (FHA-Insured Mortgage
               Loan - The Heights by
               Marston Lake Project),
               Series 1995, 6.650%,
               10/01/25 (Alternative
               Minimum Tax)
-------------------------------------------------------------------------------
              Housing/Single Family -
               12.8%

          995 Colorado Housing and           10/09 at 105       Aa2   1,121,076
               Finance Authority, Senior
               Single Family Program
               Bonds, 1999 Series C-3,
               6.750%, 10/01/21

        1,700 Colorado Housing and           10/09 at 105       Aa2   1,978,409
               Finance Authority, Single
               Family Program Senior
               Bonds, 2000 Series A-2,
               7.450%, 10/01/16
               (Alternative Minimum Tax)

        1,000 Colorado Housing and            4/10 at 105        AA   1,131,980
               Finance Authority, Single
               Family Program Senior
               Bonds, 2000 Series C-3,
               7.150%, 10/01/30

          110 Colorado Housing and            8/01 at 102       AA+     112,796
               Finance Authority, Single
               Family Program Senior
               Bonds (Federally Insured
               or Guaranteed Mortgage
               Loans), 1991 Issue C-2,
               7.375%, 8/01/23
               (Alternative Minimum Tax)

          850 Colorado Housing and           No Opt. Call       Aa1     609,356
               Finance Authority, Single
               Family Housing Revenue
               Refunding Bonds, 1991
               Series A, 0.000%, 11/01/06

           85 Pueblo County, Colorado,        6/02 at 102       AA-      87,603
               Single Family Mortgage
               Revenue Bonds (GNMA and
               FNMA Mortgage-Backed
               Securities Program),
               Series 1994A, 6.850%,
               12/01/25

          195 Pueblo County, Colorado,       11/04 at 102       AAA     203,878
               Single Family Mortgage
               Revenue Refunding Bonds
               (GNMA and FNMA Mortgage-
               Backed Securities
               Program), Series 1994A,
               7.050%, 11/01/27
-------------------------------------------------------------------------------
              Long-Term Care - 8.6%

        1,000 Colorado Health Facilities      1/07 at 101       N/R     979,240
               Authority, First Mortgage
               Revenue Bonds (Christian
               Living Campus - Johnson
               Center Nursing Facility
               Refunding Project), Series
               1997A, 7.050%, 1/01/19

        2,500 Colorado Health Facilities      9/09 at 102      Baa2   2,235,550
               Authority, Health
               Facilities Revenue Bonds
               (National Benevolent
               Association -  Village at
               Skyline Project), Series
               1999A, 6.375%, 9/01/29


--------------------------------------------------------------------------------
21

                 Portfolio of Investments
                 Nuveen Colorado Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                                       Optional Call                Market
 Amount (000) Description                             Provisions* Ratings**       Value
---------------------------------------------------------------------------------------
              Long-Term Care
              (continued)

   $      300 Colorado Health                         3/10 at 101      Baa2 $   293,616
               Facilities Authority,
               Health Facilities
               Revenue Bonds (National
               Benevolent
               Association -  Village
               at Skyline Project),
               Series 2000C, 7.000%,
               3/01/24
---------------------------------------------------------------------------------------
              Tax Obligation/General -
               1.8%

          450 Cherry Creek Vista Park                10/02 at 100       N/R     461,151
               and Recreation
               District, Colorado,
               General Obligation
               Refunding and
               Improvement Bonds,
               Series 1992B, 6.875%,
               10/01/11

          250 Pitkin County, Colorado,               12/04 at 102        A1     276,875
               General Obligation Open
               Space Refunding and
               Improvement Bonds,
               Series 1994, 6.875%,
               12/01/24
---------------------------------------------------------------------------------------
              Tax Obligation/Limited -
               14.2%

        1,000 Colorado Department of              6/10 at 100 1/2       AAA   1,090,780
               Transportation,
               Transportation Revenue
               Anticipation Notes,
               Series 2000, 6.000%,
               6/15/15

        1,250 Colorado Educational and                9/11 at 100      Baa3   1,253,388
               Cultural Facilities
               Authority, Charter
               School Revenue Bonds
               (Bromley East Charter
               School Project), Series
               2000A, 7.250%, 9/15/30

        1,000 Colorado Educational and               12/10 at 101       BBB   1,034,030
               Cultural Facilities
               Authority, Charter
               School Revenue Bonds
               (Academy Charter School
               Project - Douglas
               County School
               District), Series 2000,
               6.875%, 12/15/20

        1,000 Puerto Rico Highway and                 7/10 at 101         A   1,124,910
               Transportation
               Authority,
               Transportation Revenue
               Bonds, Series B, 6.500%, 7/01/27

          500 The City of Westminster,               12/11 at 100       AAA     500,600
               Colorado, Building
               Authority Certificates
               of Participation,
               Series 2001,
               5.250%, 12/01/22 (WI,
               settling 6/14/01)

          750 City of Woodland Park,                 12/03 at 101        AA     794,888
               Colorado, Limited Sales
               Tax Refunding Bonds,
               Series 1994B,
               6.400%, 12/01/12
---------------------------------------------------------------------------------------
              Transportation - 7.7%

          500 City and County of                     10/02 at 102       BB+     490,795
               Denver, Colorado,
               Special Facilities
               Airport Revenue Bonds
               (United Air Lines, Inc.
               Project), Series 1992A,
               6.875%, 10/01/32
               (Alternative Minimum
               Tax)

        3,500 E-470 Public Highway               9/10 at 79 29/32       AAA   1,736,770
               Authority, Colorado,
               Senior Revenue Bonds,
               2000 Series B,
               0.000%, 9/01/14

          900 Eagle County Air                        5/06 at 101       N/R     915,552
               Terminal Corporation,
               Airport Terminal
               Project Revenue Bonds,
               Series 1996,
               7.500%, 5/01/21
               (Alternative Minimum
               Tax)
---------------------------------------------------------------------------------------
              U.S. Guaranteed - 10.3%

        4,000 Arapahoe County,                       No Opt. Call       AAA   2,593,360
               Colorado, Single Family
               Mortgage Revenue Bonds,
               Series 1984A, 0.000%,
               9/01/10

          300 Colorado Health                         8/01 at 102       AAA     308,508
               Facilities Authority,
               Revenue Bonds (Rose
               Medical Center), Series
               1991, 7.000%, 8/15/21
               (Pre-refunded to
               8/15/01)

          900 City of Colorado                       No Opt. Call       AAA   1,060,083
               Springs, Colorado,
               Utilities System
               Revenue Bonds, Series
               1978B, 6.600%, 11/15/18

          240 Colorado Student                        9/02 at 102      A***     247,238
               Obligation Bond
               Authority, Student Loan
               Revenue Bonds, 1992
               Series C,
               7.150%, 9/01/06
               (Alternative Minimum
               Tax) (Pre-refunded to
               9/01/02)
---------------------------------------------------------------------------------------
              Water and Sewer - 2.8%

        1,000 Arapahoe County Water                  12/09 at 100       N/R   1,036,200
               and Wastewater
               Authority, Colorado,
               Water and Wastewater
               Revenue Bonds, Series
               1999, 6.600%, 12/01/24

          120 Colorado Water Resources               11/02 at 100       AAA     124,991
               and Power Development
               Authority, Small Water
               Resources Revenue
               Bonds, 1992 Series A,
               6.700%, 11/01/12
---------------------------------------------------------------------------------------
   $   42,920 Total Investments (cost                                        39,820,136
               $38,945,694) - 97.2%
---------------------------------------------------------------------------------------
------------
              Other Assets Less                                               1,144,254
               Liabilities - 2.8%
         ------------------------------------------------------------------------------
              Net Assets - 100%                                             $40,964,390
         ------------------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-
             sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22

                 Portfolio of Investments
                 Nuveen New Mexico Municipal Bond Fund
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Basic Materials - 1.9%

   $    1,000  Lordsburg, New Mexico,         4/03 at 102       BBB $ 1,021,350
               Pollution Control
               Revenue Refunding Bonds
               (Phelps Dodge
               Corporation Project),
               Series 1993, 6.500%,
               4/01/13

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 12.5%

        1,600 New Mexico Educational          4/02 at 102       AAA   1,659,648
               Assistance Foundation,
               Student Loan Revenue
               Bonds, Series 1992A,
               6.850%, 4/01/05
               (Alternative Minimum
               Tax)

          360 New Mexico Educational         12/02 at 101       Aaa     373,320
               Assistance Foundation,
               Student Loan Revenue
               Bonds, Senior 1992
               Series
               One-A, 6.550%, 12/01/05
               (Alternative Minimum
               Tax)

          100 New Mexico Educational         12/02 at 101         A     104,725
               Assistance Foundation,
               Student Loan Revenue
               Bonds, Subordinate 1992
               Series One-B, 6.850%,
               12/01/05 (Alternative
               Minimum Tax)

          555 New Mexico Educational         No Opt. Call       Aaa     568,303
               Assistance Foundation,
               Student Loan Purchase
               Bonds, Senior 1995
               Series
               IV-A1, 6.500%, 3/01/04
               (Alternative Minimum
               Tax)

              City of Santa Fe, New
              Mexico, Educational
              Facilities Revenue
              Improvement and
              Refunding Revenue Bonds
              (College of Santa Fe
              Project), Series 1997:
          500  6.000%, 10/01/13              10/07 at 100      BBB-     514,655
          500  5.875%, 10/01/21              10/07 at 100      BBB-     496,730

          750 City of Santa Fe, New          10/07 at 100      BBB-     686,265
               Mexico, Educational
               Facilities Improvement
               Revenue Bonds (College
               of Santa Fe Project),
               Series 1998A, 5.500%,
               10/01/28

        2,000 Regents of the                 No Opt. Call        AA   2,188,560
               University of New
               Mexico, System Revenue
               Refunding Bonds, Series
               1992A, 6.000%, 6/01/21

-------------------------------------------------------------------------------
              Healthcare - 4.5%

        3,000 New Mexico Hospital             6/08 at 101      Baa2   2,367,000
               Equipment Loan Council,
               Hospital Revenue Bonds
               (Memorial Medical
               Center, Inc. Project),
               Series 1998, 5.500%,
               6/01/28

-------------------------------------------------------------------------------
              Housing/Multifamily -
               5.2%

        1,945 Bernalillo County, New          6/09 at 101       N/R   1,721,481
               Mexico, Multifamily
               Housing Refunding and
               Improvement Revenue
               Bonds (El Centro Senior
               Housing Complex),
               Series 1999, 5.850%,
               6/15/29

        1,000 Las Cruces, New Mexico,         4/02 at 102        A2   1,025,780
               Housing Development
               Corporation,
               Multifamily Mortgage
               Revenue Refunding
               Bonds, Series 1993A,
               6.400%, 10/01/19

-------------------------------------------------------------------------------
              Housing/Single Family -
               23.8%

        1,785 New Mexico Mortgage             7/06 at 102       AAA   1,837,265
               Finance Authority,
               Single Family Mortgage
               Program Bonds, 1996
               Series D-1, 6.250%,
               7/01/22

        1,395 New Mexico Mortgage             7/07 at 102       AAA   1,426,011
               Finance Authority,
               Single Family Mortgage
               Program Bonds, 1996
               Series G-2, 6.200%,
               7/01/28 (Alternative
               Minimum Tax)

        1,000 New Mexico Mortgage             7/07 at 102       AAA   1,041,390
               Finance Authority,
               Single Family Mortgage
               Bonds, 1996 Series B-2,
               6.300%, 7/01/28
               (Alternative Minimum
               Tax)

        1,245 New Mexico Mortgage             7/05 at 102       AAA   1,325,464
               Finance Authority,
               Single Family Mortgage
               Program Bonds, 1995
               Series A, 6.650%,
               7/01/26 (Alternative
               Minimum Tax)

          475 New Mexico Mortgage             7/02 at 102       AAA     487,374
               Finance Authority,
               Single Family Mortgage
               Purchase Refunding
               Senior Bonds, 1992
               Series A-2, 6.900%,
               7/01/24

        2,000 New Mexico Mortgage        11/09 at 101 1/2       AAA   2,253,760
               Finance Authority,
               Single Family Mortgage
               Program Bonds, 2000
               Series B, 7.000%,
               9/01/31 (Alternative
               Minimum Tax)

        2,285 New Mexico Mortgage         1/10 at 102 1/2       AAA   2,604,237
               Finance Authority,
               Single Family Mortgage
               Program Bonds, 2000
               Series C-2, 6.950%,
               9/01/31 (Alternative
               Minimum Tax)

          500 New Mexico Mortgage             9/10 at 100       AAA     497,330
               Finance Authority,
               Single Family Mortgage
               Program Bonds, 2001
               Series A-3, 5.250%,
               3/01/24

        1,060 New Mexico Mortgage             9/09 at 100        A+   1,096,793
               Finance Authority,
               General Revenue Office
               Building Bonds, Series
               2000, 6.000%, 9/01/26


--------------------------------------------------------------------------------
23

                 Portfolio of Investments
                 Nuveen New Mexico Municipal Bond Fund
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Long-Term Care - 1.6%

   $      500 Las Cruces, New Mexico,        12/02 at 102       AAA $   519,470
               Health Facilities Revenue
               Refunding Bonds
               (Evangelical Lutheran Good
               Samaritan Society
               Project), Series 1992,
               6.450%, 12/01/17

          310 City of Socorro, New            5/04 at 102       AAA     334,564
               Mexico, Health Facilities
               Refunding Revenue Bonds
               (The Evangelical Lutheran
               Good Samaritan Society
               Project), Series 1994,
               6.000%, 5/01/08

-------------------------------------------------------------------------------
              Tax Obligation/General -
               2.0%

              Grants/Cibola County School
              District 1, Cibola County,
              New Mexico, General
              Obligation School Building
              Bonds, Series 1994:
          480  6.250%, 5/01/08                5/04 at 100      Baa2     507,269
          510  6.250%, 5/01/09                5/04 at 100      Baa2     538,254

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               23.0%

        1,880 City of Albuquerque, New       No Opt. Call       AAA   1,157,309
               Mexico, Gross
               Receipts/Lodgers Tax
               Refunding and Improvement
               Revenue Bonds, Series
               1991B, 0.000%, 7/01/11

        2,000 Bernalillo County, New         10/09 at 100        AA   1,973,640
               Mexico, Gross Receipts Tax
               Revenue Bonds, Series
               1999, 5.250%, 10/01/26

          250 Las Cruces, New Mexico,        12/02 at 101         A     262,520
               Gross Receipts Tax Revenue
               Refunding Bonds, Series
               1992, 6.250%, 12/01/05

        3,050 Puerto Rico Highway and         7/16 at 100         A   3,112,007
               Transportation Authority,
               Highway Revenue Bonds,
               Series Y of 1996, 5.500%,
               7/01/36

        1,000 Puerto Rico Highway and         7/10 at 101         A   1,124,910
               Transportation Authority,
               Transportation Revenue
               Bonds, Series B, 6.500%,
               7/01/27

        4,000 Santa Fe County, New           No Opt. Call       AAA   4,464,920
               Mexico, Correctional
               System Revenue Bonds,
               Series 1997, 6.000%,
               2/01/27

-------------------------------------------------------------------------------
              Transportation - 3.9%

        1,000 City of Albuquerque, New        7/01 at 104       AAA   1,051,960
               Mexico, Airport Revenue
               Bonds, Series 1995A,
               6.600%, 7/01/16
               (Alternative Minimum Tax)

        1,000 Puerto Rico Ports               6/06 at 102      BBB-   1,023,570
               Authority, Special
               Facilities Revenue Bonds
               (American Airlines, Inc.
               Project), 1996
               Series A, 6.250%, 6/01/26
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              U.S. Guaranteed - 8.7%

        1,870 City of Albuquerque, New       No Opt. Call       AAA   1,160,260
               Mexico, Gross
               Receipts/Lodgers Tax
               Refunding and Improvement
               Revenue Bonds, Series
               1991B, 0.000%, 7/01/11

           90 Las Cruces, New Mexico,         7/02 at 102     A1***      95,088
               Joint Utility Refunding
               and Improvement Revenue
               Bonds, Series 1992,
               6.250%, 7/01/12

          500 Puerto Rico Infrastructure     10/10 at 101       AAA     515,630
               Financing Authority,
               Special Obligation Bonds,
               2000 Series A, 5.500%,
               10/01/40

        1,000 Rio Grande Natural Gas          7/03 at 100     A3***   1,056,700
               Association, Dona Ana
               County, New Mexico,
               Natural Gas System
               Refunding and Improvement
               Revenue Bonds, Series
               1993, 6.125%, 7/01/13
               (Pre-refunded to 7/01/03)

          375 Sandoval County, New           11/02 at 102   Baa1***     401,659
               Mexico, Gross Receipts Tax
               Revenue Refunding Bonds,
               Series 1992, 6.900%,
               11/01/12 (Pre-refunded to
               11/01/02)

          130 Sandoval County, New           12/02 at 102   Baa1***     138,779
               Mexico, Gross Receipts Tax
               Revenue Refunding Bonds,
               Series 1992A, 6.500%,
               12/01/06 (Pre-refunded to
               12/01/02)

          500 Sandoval County, New           11/05 at 101    N/R***     574,125
               Mexico, Gross Receipts Tax
               Revenue Bonds, Subordinate
               Series 1994, 7.150%,
               11/01/10 (Pre-refunded to
               11/01/05)

          327 Santa Fe County, New           No Opt. Call       Aaa     414,191
               Mexico, Revenue Bonds
               (Office and Training
               Facilities Project),
               Series 1990, 9.000%,
               7/01/07

          200 Torrance County, New            7/01 at 100    N/R***     200,434
               Mexico, General Obligation
               Bonds, Series 1993,
               5.500%, 7/01/04 (Pre-
               refunded to 7/01/01)

-------------------------------------------------------------------------------
              Utilities - 9.8%

          875 City of Farmington, New        12/02 at 102       AAA     909,178
               Mexico, Pollution Control
               Revenue Refunding Bonds
               (Public Service Company of
               New Mexico - San Juan and
               Four Corners Projects),
               1992 Series A, 6.375%,
               12/15/22


--------------------------------------------------------------------------------
24

    Principal                                Optional Call                Market
 Amount (000) Description                      Provisions* Ratings**       Value
--------------------------------------------------------------------------------
              Utilities (continued)

   $    2,000 City of Farmington, New         10/09 at 102      BBB- $ 2,017,200
               Mexico, Pollution Control
               Revenue Bonds (Public
               Service Company of New
               Mexico), 1999 Series A,
               6.600%, 10/01/29
               (Alternative Minimum Tax)

        1,000 City of Las Cruces, New          6/05 at 100        A3   1,024,760
               Mexico, South Central
               Solid Waste Authority,
               Environmental Services
               Gross Receipts Tax/Project
               Revenue Bonds, Series
               1995, 6.000%, 6/01/16

        1,000 Incorporated County of Los       7/04 at 102       AAA   1,069,550
               Alamos New Mexico, Utility
               System Revenue Bonds,
               Series 1994A, 6.000%,
               7/01/15

          135 Puerto Rico Electric Power       7/10 at 101       AAA     135,991
               Authority, Power Revenue
               Bonds, Series HH, 5.250%,
               7/01/29

--------------------------------------------------------------------------------
              Water and Sewer - 1.5%

        1,000 City of Albuquerque, New        No Opt. Call       AAA     769,220
               Mexico, Joint Water and
               Sewer System Revenue
               Bonds, Series 1990A, 0.000%,
               7/01/07

--------------------------------------------------------------------------------
   $   52,037 Total Investments (cost                                 51,850,599
               $49,956,495) - 98.4%
--------------------------------------------------------------------------------
------------
              Other Assets Less                                          816,387
               Liabilities - 1.6%
         -----------------------------------------------------------------------
              Net Assets - 100%                                      $52,666,986
         -----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-
             sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         N/R Investment is not rated.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

                 Statement of Net Assets
                 May 31, 2001


                                                Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at
 market value                              $ 96,708,782 $39,820,136 $51,850,599
Cash                                          1,755,409     199,489          --
Receivables:
 Interest                                     1,657,751     721,596     980,007
 Investments sold                               639,600   1,063,403      30,000
 Shares sold                                     53,080          --     207,762
Other assets                                      1,359         383         427
-------------------------------------------------------------------------------
  Total assets                              100,815,981  41,805,007  53,068,795
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                       --          --     127,449
Payables:
 Investments purchased                               --     498,920          --
 Shares redeemed                                212,955     195,425     110,997
Accrued expenses:
 Management fees                                 46,388      19,164      24,422
 12b-1 distribution and service fees             18,842      10,996      11,959
 Other                                           82,297      47,180      47,962
Dividends payable                               170,247      68,932      79,020
-------------------------------------------------------------------------------
  Total liabilities                             530,729     840,617     401,809
-------------------------------------------------------------------------------
Net assets                                 $100,285,252 $40,964,390 $52,666,986
-------------------------------------------------------------------------------
Class A Shares
Net assets                                 $ 70,641,641 $32,306,473 $46,358,052
Shares outstanding                            6,516,272   3,224,289   4,529,548
Net asset value and redemption price per
 share                                     $      10.84 $     10.02 $     10.23
Offering price per share (net asset value
 per share plus maximum sales charge of
 4.20% of offering price)                  $      11.32 $     10.46 $     10.68
-------------------------------------------------------------------------------
Class B Shares
Net assets                                 $  4,446,586 $ 4,916,076 $ 3,392,966
Shares outstanding                              410,693     489,930     331,542
Net asset value, offering and redemption
 price per share                           $      10.83 $     10.03 $     10.23
-------------------------------------------------------------------------------
Class C Shares
Net assets                                 $  5,809,205 $ 2,995,363 $ 2,396,064
Shares outstanding                              536,345     299,118     234,184
Net asset value, offering and redemption
 price per share                           $      10.83 $     10.01 $     10.23
-------------------------------------------------------------------------------
Class R Shares
Net assets                                 $ 19,387,820 $   746,478 $   519,904
Shares outstanding                            1,789,689      74,548      50,667
Net asset value, offering and redemption
 price per share                           $      10.83 $     10.01 $     10.26
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
26

                 Statement of Operations
                 Year Ended May 31, 2001



                                              Arizona    Colorado  New Mexico
------------------------------------------------------------------------------
Investment Income                         $ 5,918,261  $2,610,581  $3,051,997
------------------------------------------------------------------------------
Expenses
Management fees                               544,651     228,495     284,183
12b-1 service fees - Class A                  139,423      65,410      91,673
12b-1 distribution and service fees -
  Class B                                      38,597      45,299      28,576
12b-1 distribution and service fees -
  Class C                                      43,335      21,784      17,526
Shareholders' servicing agent fees and
 expenses                                      74,332      31,440      37,185
Custodian's fees and expenses                  51,521      38,672      40,689
Trustees' fees and expenses                     4,820       1,119       1,500
Professional fees                              15,946      12,341      11,810
Shareholders' reports - printing and
 mailing expenses                              34,671      11,848      19,538
Federal and state registration fees            13,001       5,001       7,099
Other expenses                                  7,516       4,351       4,699
------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                       967,813     465,760     544,478
 Custodian fee credit                         (11,127)     (4,874)     (6,681)
------------------------------------------------------------------------------
Net expenses                                  956,686     460,886     537,797
------------------------------------------------------------------------------
Net investment income                       4,961,575   2,149,695   2,514,200
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investments
Net realized gain (loss) from investment
 transactions                                 401,786     461,967     (14,342)
Net change in unrealized appreciation or
 depreciation of investments                5,051,455   1,688,898   2,954,115
------------------------------------------------------------------------------
Net gain from investments                   5,453,241   2,150,865   2,939,773
------------------------------------------------------------------------------
Net increase in net assets from
 operations                               $10,414,816  $4,300,560  $5,453,973
------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
27

                 Statement of Changes in Net Assets


                                   Arizona                    Colorado                  New Mexico
                          --------------------------  -------------------------  -------------------------
                            Year Ended    Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                               5/31/01       5/31/00      5/31/01       5/31/00      5/31/01       5/31/00
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income     $  4,961,575  $  5,280,363  $ 2,149,695  $  2,129,646  $ 2,514,200  $  2,613,862
Net realized gain (loss)
 from investment
 transactions                  401,786      (147,776)     461,967    (1,306,721)     (14,342)     (736,135)
Net change in unrealized
 appreciation or
 depreciation of
 investments                 5,051,455    (9,625,510)   1,688,898    (3,795,185)   2,954,115    (4,420,670)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 10,414,816    (4,492,923)   4,300,560    (2,972,260)   5,453,973    (2,542,943)
-----------------------------------------------------------------------------------------------------------
Distributions to
 Shareholders
From and in excess of
 net investment income:
 Class A                    (3,412,041)   (3,837,164)  (1,681,771)   (1,799,890)  (2,211,944)   (2,481,236)
 Class B                      (167,942)     (168,450)    (209,253)     (195,981)    (121,396)     (110,796)
 Class C                      (251,977)     (264,023)    (133,645)     (122,161)     (99,084)     (103,680)
 Class R                      (992,302)   (1,050,036)     (62,752)      (52,929)     (24,240)      (22,146)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --      (517,437)          --       (94,558)          --            --
 Class B                            --       (27,725)          --       (12,163)          --            --
 Class C                            --       (38,643)          --        (6,962)          --            --
 Class R                            --      (134,127)          --        (2,226)          --            --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (4,824,262)   (6,037,605)  (2,087,421)   (2,286,870)  (2,456,664)   (2,717,858)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  12,078,773    11,878,838    5,165,375    10,560,611    4,852,934     4,468,682
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               1,970,606     2,671,878      783,727       881,892      940,007     1,021,846
-----------------------------------------------------------------------------------------------------------
                            14,049,379    14,550,716    5,949,102    11,442,503    5,792,941     5,490,528
Cost of shares redeemed    (16,912,857)  (25,053,359)  (8,633,180)  (11,690,132)  (7,389,863)  (10,871,056)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions         (2,863,478)  (10,502,643)  (2,684,078)     (247,629)  (1,596,922)   (5,380,528)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               2,727,076   (21,033,171)    (470,939)   (5,506,759)   1,400,387   (10,641,329)
Net assets at the
 beginning of year          97,558,176   118,591,347   41,435,329    46,942,088   51,266,599    61,907,928
-----------------------------------------------------------------------------------------------------------
Net assets at the end of
 year                     $100,285,252  $ 97,558,176  $40,964,390  $ 41,435,329  $52,666,986  $ 51,266,599
-----------------------------------------------------------------------------------------------------------
Undistributed (Over-
 distribution of) net
 investment income
 at the end of year       $    100,797  $    (36,516) $    21,608  $    (40,666) $   (9,657)  $    (67,193)
-----------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
28

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Arizona Municipal Bond Fund ("Arizona"), the Nuveen Colo-rado Municipal Bond Fund ("Colorado") and the Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2001, Colorado had an outstanding when-issued purchase commitment of $498,920. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when dis-tributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2001, have been designated Exempt Interest Dividends.


-------------------------------------------------------------------------------
29

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares

Transactions in Fund shares were as follows:

                                             Arizona
                         --------------------------------------------------
                               Year Ended                Year Ended
                                 5/31/01                   5/31/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                    851,247  $  9,258,306     726,643  $  7,660,379
 Class B                    154,599     1,645,642      74,778       798,568
 Class C                     65,162       696,706     142,388     1,504,921
 Class R                     44,551       478,119     183,749     1,914,970
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    111,799     1,196,824     159,034     1,681,809
 Class B                      4,830        51,735       5,876        62,104
 Class C                     11,847       126,918      13,050       137,901
 Class R                     55,615       595,129      74,773       790,064
----------------------------------------------------------------------------
                          1,299,650    14,049,379   1,380,291    14,550,716
----------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,237,376)  (13,278,899) (1,780,585)  (18,652,260)
 Class B                   (108,496)   (1,149,297)    (92,844)     (971,413)
 Class C                    (57,595)     (617,453)   (209,947)   (2,201,029)
 Class R                   (174,095)   (1,867,208)   (309,480)   (3,228,657)
----------------------------------------------------------------------------
                         (1,577,562)  (16,912,857) (2,392,856)  (25,053,359)
----------------------------------------------------------------------------
Net increase (decrease)    (277,912) $ (2,863,478) (1,012,565) $(10,502,643)
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
30

                                            Colorado
                         --------------------------------------------------
                              Year Ended                Year Ended
                                5/31/01                   5/31/00
                         ----------------------  --------------------------
                            Shares       Amount       Shares         Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                   259,908  $ 2,581,180      496,701  $   5,003,526
 Class B                   124,036    1,228,779      161,447      1,601,899
 Class C                    85,046      849,243      142,069      1,392,811
 Class R                    51,491      506,173      259,710      2,562,375
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    58,094      573,931       68,272        678,948
 Class B                    10,590      104,892       11,906        118,577
 Class C                     4,905       48,462        3,436         34,089
 Class R                     5,712       56,442        5,085         50,278
----------------------------------------------------------------------------
                           599,782    5,949,102    1,148,626     11,442,503
----------------------------------------------------------------------------
Shares redeemed:
 Class A                  (509,355)  (5,041,734)    (819,108)    (8,096,918)
 Class B                  (121,110)  (1,196,611)    (110,619)    (1,077,525)
 Class C                  (118,685)  (1,169,951)     (48,594)      (475,455)
 Class R                  (123,978)  (1,224,884)    (204,337)    (2,040,234)
----------------------------------------------------------------------------
                          (873,128)  (8,633,180)  (1,182,658)   (11,690,132)
----------------------------------------------------------------------------
Net increase (decrease)   (273,346) $(2,684,078)     (34,032) $    (247,629)
----------------------------------------------------------------------------

                                           New Mexico
                         --------------------------------------------------
                              Year Ended                Year Ended
                                5/31/01                   5/31/00
                         ----------------------  --------------------------
                            Shares       Amount       Shares         Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                   366,189  $ 3,710,657      338,017  $   3,386,367
 Class B                    78,649      797,573       68,420        687,416
 Class C                    28,338      284,376       28,292        286,236
 Class R                     5,969       60,328       11,121        108,663
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    81,990      824,400       90,985        908,337
 Class B                     6,070       61,052        5,889         58,613
 Class C                     3,152       31,679        3,709         37,102
 Class R                     2,268       22,876        1,781         17,794
----------------------------------------------------------------------------
                           572,625    5,792,941      548,214      5,490,528
----------------------------------------------------------------------------
Shares redeemed:
 Class A                  (660,880)  (6,634,039)  (1,009,877)   (10,055,696)
 Class B                   (34,532)    (350,873)     (50,297)      (509,158)
 Class C                   (37,770)    (379,970)     (17,821)      (175,367)
 Class R                    (2,442)     (24,981)     (13,176)      (130,835)
----------------------------------------------------------------------------
                          (735,624)  (7,389,863)  (1,091,171)   (10,871,056)
----------------------------------------------------------------------------
Net increase (decrease)   (162,999) $(1,596,922)    (542,957) $  (5,380,528)
----------------------------------------------------------------------------

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 2, 2001, to shareholders of record on June 8, 2001, as follows:

                     Arizona Colorado New Mexico
------------------------------------------------
Dividend per share:
 Class A              $.0440   $.0430     $.0405
 Class B               .0375    .0370      .0340
 Class C               .0390    .0385      .0355
 Class R               .0460    .0445      .0420
------------------------------------------------


-------------------------------------------------------------------------------
31

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended May 31, 2001, were as follows:

                                     Arizona    Colorado  New Mexico
------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities  $21,025,284 $13,391,862  $4,871,405
 Short-term municipal securities     500,000   1,000,000     500,000
Sales and maturities:
 Long-term municipal securities   27,645,057  18,043,508   6,815,780
 Short-term municipal securities     500,000   1,000,000     500,000
------------------------------------------------------------------------------

At May 31, 2001, the cost of investments owned for federal income tax purposes were as follows:

                                     Arizona    Colorado  New Mexico
------------------------------------------------------------------------------
                                 $92,714,601 $38,945,694 $49,959,779
------------------------------------------------------------------------------

At May 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                  Colorado New Mexico
-------------------------------------
Expiration Year:
 2003             $     -- $  296,633
 2004                   --    290,586
 2005                   --         --
 2006                   --         --
 2007                   --         --
 2008              470,202    411,479
 2009              374,551    338,997
-------------------------------------
Total             $844,753 $1,337,695
-------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2001, were as follows:

                                 Arizona    Colorado  New Mexico
-----------------------------------------------------------------
Gross unrealized:
 appreciation                $ 5,578,233  $1,871,815  $2,705,901
 depreciation                 (1,584,052)   (997,373)   (815,081)
-----------------------------------------------------------------
Net unrealized appreciation  $ 3,994,181  $  874,442  $1,890,820
-----------------------------------------------------------------

--------------------------------------------------------------------------------
32

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets        Management Fee
-----------------------------------------------
For the first $125 million          .5500 of 1%
For the next $125 million           .5375 of 1
For the next $250 million           .5250 of 1
For the next $500 million           .5125 of 1
For the next $1 billion             .5000 of 1
For the next $3 billion             .4750 of 1
For net assets over $5 billion      .4500 of 1
-----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                            Arizona Colorado New Mexico
-------------------------------------------------------
Sales charges collected     $57,428  $28,923    $47,361
Paid to authorized dealers   51,417   28,923     41,238
-------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2001, the Distributor compensated autho-rized dealers directly with commission advances at the time of purchase as follows:

                      Arizona Colorado New Mexico
-------------------------------------------------
Commission advances  $110,775  $65,973    $28,775
-------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2001, the Distributor retained such 12b-1 fees as follows:

                     Arizona Colorado New Mexico
------------------------------------------------
12b-1 fees retained  $41,417  $45,225    $25,289
------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2001, as follows:

               Arizona Colorado New Mexico
------------------------------------------
CDSC retained  $32,067  $26,015     $8,502
------------------------------------------

7. Composition of Net Assets

At May 31, 2001, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                           Arizona    Colorado   New Mexico
----------------------------------------------------------------------------
Capital paid-in                       $ 95,936,264 $40,913,093  $52,123,519
Undistributed (Over-distribution of)
 net investment income                     100,797      21,608       (9,657)
Accumulated net realized gain (loss)
 from investment transactions              254,010    (844,753)  (1,340,980)
Net unrealized appreciation of
 investments                             3,994,181     874,442    1,894,104
----------------------------------------------------------------------------
Net assets                            $100,285,252 $40,964,390  $52,666,986
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
33

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
ARIZONA
                                                         From
                                          Net          and in
                                    Realized/          Excess
                               Net Unrealized          of Net                  Ending              Ending
                 Beginning Invest-    Invest-         Invest-                     Net                 Net
Year Ended       Net Asset    ment  ment Gain            ment  Capital          Asset      Total   Assets
May 31,              Value  Income     (Loss)  Total   Income    Gains  Total   Value Return (a)    (000)
---------------------------------------------------------------------------------------------------------
Class A (10/86)
 2001               $10.24    $.54      $ .58  $1.12    $(.52)   $  --  $(.52) $10.84      11.12% $70,642
 2000                11.25     .52       (.94)  (.42)    (.52)    (.07)  (.59)  10.24      (3.75)  69,512
 1999                11.40     .53       (.09)   .44     (.54)    (.05)  (.59)  11.25       3.87   86,452
 1998                10.94     .55        .48   1.03     (.55)    (.02)  (.57)  11.40       9.56   85,922
 1997                10.73     .56        .27    .83     (.56)    (.06)  (.62)  10.94       7.85   82,567
Class B (2/97)
 2001                10.23     .46        .59   1.05     (.45)      --   (.45)  10.83      10.33    4,447
 2000                11.24     .44       (.94)  (.50)    (.44)    (.07)  (.51)  10.23      (4.48)   3,680
 1999                11.39     .45       (.10)   .35     (.45)    (.05)  (.50)  11.24       3.12    4,180
 1998                10.94     .47        .47    .94     (.47)    (.02)  (.49)  11.39       8.67    1,620
 1997(d)             10.92     .16        .02    .18     (.16)      --   (.16)  10.94       1.64      347
Class C (2/94)
 2001                10.23     .48        .59   1.07     (.47)      --   (.47)  10.83      10.56    5,809
 2000                11.24     .46       (.94)  (.48)    (.46)    (.07)  (.53)  10.23      (4.28)   5,290
 1999                11.39     .47       (.09)   .38     (.48)    (.05)  (.53)  11.24       3.33    6,426
 1998                10.94     .49        .47    .96     (.49)    (.02)  (.51)  11.39       8.89    6,328
 1997                10.73     .50        .27    .77     (.50)    (.06)  (.56)  10.94       7.28    3,189
Class R (2/97)
 2001                10.24     .56        .58   1.14     (.55)      --   (.55)  10.83      11.27   19,388
 2000                11.25     .54       (.94)  (.40)    (.54)    (.07)  (.61)  10.24      (3.53)  19,076
 1999                11.40     .56       (.10)   .46     (.56)    (.05)  (.61)  11.25       4.09   21,534
 1998                10.94     .57        .48   1.05     (.57)    (.02)  (.59)  11.40       9.79   20,504
 1997(d)             10.92     .19        .02    .21     (.19)      --   (.19)  10.94       1.96   19,031
---------------------------------------------------------------------------------------------------------
Class (Inception Date)
                               Ratios/Supplemental Data
                 -------------------------------------------------------------------
                                         After          After Credit/
                  Before Credit/     Reimbursement      Reimbursement
                  Reimbursement           (b)                (c)
ARIZONA          ------------------ ------------------ ------------------
                             Ratio              Ratio              Ratio
                            of Net             of Net             of Net
                           Invest-            Invest-            Invest-
                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                 Expenses   Income  Expenses   Income  Expenses   Income
                       to       to        to       to        to       to
                  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended            Net      Net       Net      Net       Net      Net   Turnover
May 31,            Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------
Class A (10/86)
 2001                 .95%    5.02%      .95%    5.02%      .94%    5.03%        21%
 2000                1.10     4.85      1.06     4.89      1.06     4.90         41
 1999                 .93     4.57       .84     4.67       .84     4.67         16
 1998                 .93     4.77       .83     4.87       .83     4.87         16
 1997                1.05     4.91       .83     5.13       .83     5.13         25
Class B (2/97)
 2001                1.70     4.27      1.70     4.27      1.69     4.28         21
 2000                1.85     4.11      1.82     4.14      1.81     4.15         41
 1999                1.69     3.84      1.58     3.95      1.58     3.95         16
 1998                1.68     3.98      1.51     4.15      1.51     4.15         16
 1997(d)             1.67*    4.38*     1.62*    4.43*     1.62*    4.43*        25
Class C (2/94)
 2001                1.50     4.47      1.50     4.47      1.49     4.48         21
 2000                1.65     4.31      1.61     4.34      1.60     4.35         41
 1999                1.48     4.03      1.39     4.12      1.39     4.12         16
 1998                1.48     4.20      1.35     4.33      1.35     4.33         16
 1997                1.59     4.37      1.38     4.58      1.38     4.58         25
Class R (2/97)
 2001                 .75     5.22       .75     5.22       .74     5.23         21
 2000                 .91     5.06       .87     5.09       .87     5.10         41
 1999                 .73     4.78       .64     4.87       .63     4.87         16
 1998                 .73     4.97       .63     5.07       .63     5.07         16
 1997(d)              .73*    5.32*      .67*    5.38*      .67*    5.38*        25
---------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
34

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                           Investment Operations      Less Distributions
                          -------------------------  -----------------------
COLORADO
                                                        From
                                         Net          and in
                                   Realized/          Excess
                Beginning     Net Unrealized          of Net                  Ending
                      Net Invest-    Invest-         Invest-                     Net
Year Ended May      Asset    ment  ment Gain            ment  Capital          Asset     Total
31,                 Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
-----------------------------------------------------------------------------------------------
Class (Inception Date)
                                      Ratios/Supplemental Data
                ---------------------------------------------------------------------------
                         Before Credit/         After          After Credit/
                         Reimbursement     Reimbursement(b)   Reimbursement(c)
COLORADO                ------------------ ------------------ ------------------
                                    Ratio              Ratio              Ratio
                                   of Net             of Net             of Net
                                  Invest-            Invest-            Invest-
                        Ratio of     ment  Ratio of     ment  Ratio of     ment
                        Expenses   Income  Expenses   Income  Expenses   Income
                 Ending       to       to        to       to        to       to
                    Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended May   Assets      Net      Net       Net      Net       Net      Net   Turnover
31,               (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------
Class A (5/87)
 2001              $ 9.50    $.52     $  .51  $1.03    $(.51)   $  --  $(.51) $10.02     11.00%
 2000               10.68     .49      (1.14)  (.65)    (.50)    (.03)  (.53)   9.50     (6.18)
 1999               10.81     .50       (.1O)   .40     (.50)    (.03)  (.53)  10.68      3.76
 1998               10.15     .52        .66   1.18     (.52)      --   (.52)  10.81     11.85
 1997                9.79     .53        .35    .88     (.52)      --   (.52)  10.15      9.22
Class B (2/97)
 2001                9.52     .45        .50    .95     (.44)      --   (.44)  10.03     10.07
 2000               10.70     .42      (1.15)  (.73)    (.42)    (.03)  (.45)   9.52     (6.88)
 1999               10.82     .42       (.08)   .34     (.43)    (.03)  (.46)  10.70      3.11
 1998               10.16     .43        .68   1.11     (.45)      --   (.45)  10.82     11.03
 1997(d)            10.21     .12       (.06)   .06     (.11)      --   (.11)  10.16       .61
Class C (2/97)
 2001                9.49     .47        .50    .97     (.45)      --   (.45)  10.01     10.41
 2000               10.67     .43      (1.14)  (.71)    (.44)    (.03)  (.47)   9.49     (6.73)
 1999               10.80     .44       (.10)   .34     (.44)    (.03)  (.47)  10.67      3.19
 1998               10.15     .46        .66   1.12     (.47)      --   (.47)  10.80     11.17
 1997(d)            10.13     .16        .02    .18     (.16)      --   (.16)  10.15      1.75
Class R (2/97)
 2001                9.50     .54        .50   1.04     (.53)      --   (.53)  10.01     11.10
 2000               10.69     .51      (1.15)  (.64)    (.52)    (.03)  (.55)   9.50     (6.08)
 1999               10.81     .52       (.08)   .44     (.53)    (.03)  (.56)  10.69      4.08
 1998               10.16     .54        .66   1.20     (.55)      --   (.55)  10.81     11.98
 1997(d)            10.21     .15       (.06)   .09     (.14)      --   (.14)  10.16       .85
-----------------------------------------------------------------------------------------------
Class A (5/87)
 2001           $32,306     1.00%    5.28%     1.00%    5.28%      .99%    5.29%        33%
 2000            32,448     1.26     4.94      1.26     4.94      1.25     4.95         54
 1999            39,189     1.03     4.54       .96     4.61       .96     4.62         23
 1998            37,285     1.01     4.83      1.00     4.84      1.00     4.84         19
 1997            31,229     1.18     4.87       .74     5.31       .74     5.31         27
Class B (2/97)
 2001             4,916     1.75     4.53      1.75     4.53      1.74     4.54         33
 2000             4,533     2.04     4.19      2.04     4.19      2.03     4.20         54
 1999             4,424     1.78     3.80      1.68     3.90      1.68     3.91         23
 1998             1,661     1.76     4.05      1.75     4.06      1.75     4.06         19
 1997(d)            444     1.78*    4.35*     1.53*    4.60*     1.53*    4.60*        27
Class C (2/97)
 2001             2,995     1.55     4.73      1.55     4.73      1.54     4.74         33
 2000             3,113     1.89     4.38      1.89     4.38      1.88     4.39         54
 1999             2,464     1.58     4.00      1.49     4.10      1.49     4.10         23
 1998               875     1.56     4.24      1.55     4.25      1.55     4.25         19
 1997(d)            103     1.58*    4.67*     1.31*    4.94*     1.31*    4.94*        27
Class R (2/97)
 2001               746      .81     5.47       .81     5.47       .80     5.48         33
 2000             1,342     1.11     5.16      1.11     5.16      1.10     5.17         54
 1999               864      .83     4.74       .76     4.81       .75     4.82         23
 1998               750      .81     5.02       .80     5.03       .80     5.03         19
 1997(d)            413      .83*    5.35*      .58*    5.60*      .58*    5.60*        27
-----------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
35

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                       Investment Operations     Less Distributions
                      ------------------------  ---------------------
NEW MEXICO
                                     Net           From
                               Realized/         and in
                              Unrealized         Excess
            Beginning     Net    Invest-         of Net                Ending            Ending
                  Net Invest-       ment        Invest-                   Net               Net
Year Ended      Asset    ment       Gain           ment Capital         Asset     Total  Assets
May 31,         Value  Income     (Loss) Total   Income   Gains Total   Value Return(a)   (000)
-----------------------------------------------------------------------------------------------
Class A (9/92)
 2001        $ 9.66    $.50     $ .56    $1.06   $(.49)  $--    $(.49) $10.23   11.11%  $46,358
 2000         10.58     .47      (.90)    (.43)   (.49)   --     (.49)   9.66   (4.09)   45,795
 1999         10.67     .49      (.09)     .40    (.49)   --     (.49)  10.58    3.74    56,315
 1998         10.16     .50       .51     1.01    (.50)   --     (.50)  10.67   10.17    54,959
 1997          9.81     .51       .35      .86    (.51)   --     (.51)  10.16    8.90    50,807
Class B (2/97)
 2001          9.66     .42       .56      .98    (.41)   --     (.41)  10.23   10.26     3,393
 2000         10.57     .40      (.90)    (.50)   (.41)   --     (.41)   9.66   (4.75)    2,717
 1999         10.67     .41      (.10)     .31    (.41)   --     (.41)  10.57    2.89     2,721
 1998         10.15     .43       .52      .95    (.43)   --     (.43)  10.67    9.46     1,408
 1997(d)      10.24     .12      (.10)     .02    (.11)   --     (.11)  10.15     .18       657
Class C (2/97)
 2001          9.65     .44       .57     1.01    (.43)   --     (.43)  10.23   10.61     2,396
 2000         10.58     .42      (.92)    (.50)   (.43)   --     (.43)   9.65   (4.71)    2,321
 1999         10.67     .43      (.09)     .34    (.43)   --     (.43)  10.58    3.22     2,393
 1998         10.16     .45       .51      .96    (.45)   --     (.45)  10.67    9.60     1,487
 1997(d)      10.23     .12      (.08)     .04    (.11)   --     (.11)  10.16     .43       155
Class R (2/97)
 2001          9.68     .52       .56     1.08    (.50)   --     (.50)  10.26   11.39       520
 2000         10.60     .49      (.90)    (.41)   (.51)   --     (.51)   9.68   (3.89)      434
 1999         10.70     .51      (.10)     .41    (.51)   --     (.51)  10.60    3.86       479
 1998         10.17     .53       .53     1.06    (.53)   --     (.53)  10.70   10.59       466
 1997(d)      10.23     .14      (.07)     .07    (.13)   --     (.13)  10.17     .71       362
-----------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            ------------------------------------------------------------
             Before Credit/       After        After Credit/
             Reimbursement   Reimbursement(b) Reimbursement(c)
NEW MEXICO  ---------------- ---------------- ----------------
                       Ratio            Ratio            Ratio
                          of               of               of
                         Net              Net              Net
                     Invest-          Invest-          Invest-
            Ratio of    ment Ratio of    ment Ratio of    ment
            Expenses  Income Expenses  Income Expenses  Income
                  to      to       to      to       to      to
             Average Average  Average Average  Average Average Portfolio
Year Ended       Net     Net      Net     Net      Net     Net  Turnover
May 31,       Assets  Assets   Assets  Assets   Assets  Assets      Rate
-----------------------------------------------------------------------------------------------
Class A (9/92)
 2001          .99%   4.92%     .99%   4.92%     .97%   4.93%      10%
 2000         1.19    4.73     1.19    4.73     1.19    4.74       24
 1999          .97    4.52      .91    4.58      .90    4.58       14
 1998          .93    4.65      .79    4.79      .79    4.79       13
 1997         1.08    4.76      .77    5.07      .77    5.07       43
Class B (2/97)
 2001         1.73    4.17     1.73    4.17     1.72    4.18       10
 2000         1.97    3.98     1.97    3.98     1.96    3.98       24
 1999         1.72    3.77     1.67    3.82     1.67    3.83       14
 1998         1.68    3.88     1.53    4.03     1.53    4.03       13
 1997(d)      1.68*   4.05*    1.54*   4.19*    1.54*   4.19*      43
Class C (2/97)
 2001         1.54    4.37     1.54    4.37     1.52    4.38       10
 2000         1.76    4.18     1.76    4.18     1.75    4.18       24
 1999         1.52    3.97     1.47    4.03     1.46    4.03       14
 1998         1.48    4.06     1.31    4.23     1.31    4.23       13
 1997(d)      1.48*   4.26*    1.34*   4.40*    1.34*   4.40*      43
Class R (2/97)
 2001          .79    5.12      .79    5.12      .77    5.13       10
 2000         1.01    4.91     1.01    4.91     1.00    4.91       24
 1999          .77    4.72      .71    4.78      .70    4.78       14
 1998          .73    4.86      .58    5.01      .58    5.01       13
 1997(d)       .73*   5.04*     .59*   5.18*     .59*   5.18*      43
-----------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
36

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

We have audited the accompanying statements of net assets of the Nuveen Ari-zona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (collectively, the "Funds") (each a series of the Nuveen Multistate Trust I (a Massachusetts business trust)), including the portfolios of investments, as of May 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial high-lights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits. The financial highlights for the Funds for the year ended May 31, 1997 were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of May 31, 2001, by the correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund as of May 31, 2001, the results of their opera-tions for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting princi-ples generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 11, 2001

-------------------------------------------------------------------------------
37

                                     Notes

                                     Notes

                                     Notes

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787









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------
41

        Serving
Investors
        For Generations

-------------------------------------------------------------------------------

[Photo of John Nuveen, Sr. Appears Here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.




Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN
     Investments

Nuveen Investments

Nuveen Municipal Bond Fund

Annual Report dated May 31, 2001

Dependable, tax-free income to help you keep more of what you earn.



                             [PHOTO APPEARS HERE]




Nuveen Florida Municipal Bond Fund

Table of Contents

 1  Dear Shareholder

 3  From the Portfolio Manager

 8  Fund Spotlight

 9  Portfolio of Investments

15  Statement of Net Assets

16  Statement of Operations

17  Statement of Changes in Net Assets

18  Notes to Financial Statements

21  Financial Highlights

22  Report of Independent Public
    Accountants

25  Fund Information




                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the past year, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, after the technology bubble burst. As a result, many missed the attractive values compounding for investors continuing to hold core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended. These kinds of experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and fixed-income investment disciplines. We will continue seeking ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains providing you and your advisor with the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can substantially reduce risk with only a small sacrifice in returns. This strategy not only seeks to provide a dependable base of income with a more comfortable balance of risk, but may also help investors build the confidence to remain fully invested through varied market cycles.

Nuveen's time-tested credit research and surveillance discipline uncovers income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25 percent over a 10-year period -- Nuveen's dividends have continued to provide a steady flow of income to investors. We have also made a priority of helping to preserve the investor's accumulated wealth in a tax-efficient manner.





                                                         Annual Report    page 1

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to manage $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, Nuveen offers core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor, call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Before investing or sending money, please read the prospectus carefully.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Chairman of the Board
July 16, 2001


Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.


Annual Report    page 2

From the Portfolio Manager
                                              NUVEEN FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q. What market environment did the fund experience in the last 12 months and how did this influence your management of the fund?

A. For fixed-income investments, the past year was essentially the story of two different markets -- approximately seven months of relatively high interest rates, followed by about five months of declining rates.

     The first period actually reached its peak several weeks before the reporting period began, when the Federal Reserve Board raised interest rates for the sixth time in 12 months. The rate increases were designed to control inflation by slowing the fast-growing U.S. economy. Inflation is always of great concern to the bond market because a bond's investment value is tied to the anticipated real worth of future income payments. While the Fed's rate hikes succeeded in reducing the threat of inflation, they also slowed economic growth more than expected. In an attempt to revive the flagging economy, the Fed rang in the new year by aggressively cutting interest rates by 250 basis points (2.5 percentage points) in just five months -- a pace that hasn't been matched in nearly 20 years.

     With interest rates high, inflation contained, and a rapidly falling stock market that led investors to reconsider their asset allocations, the bond market enjoyed extremely strong performance. During the reporting period, bond prices, which move inversely to bond yields, hit their highest levels since 1999. As the Fed rate cuts intensified, however, prices again declined.

     The Florida municipal bond market continued to be distinguished by an uneven supply of bonds, high demand from retail investors and a disproportionate number of high-quality credits. Though we were not able to place a priority on enhancing yield in this environment, we did employ strategies that can exploit such market characteristics to provide additional value to shareholders.

     We focused on optimizing portfolio structure and ensuring that we would remain fully invested by utilizing our research capabilities to identify new investment candidates before selling any assets in the portfolio. We extended call protection by liquidating issues with shorter calls and

--------------------------------------------------------------------------------
      The views expressed in this report reflect those of Nuveen Investment Management (NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

  Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Your Investment
Management Team
--------------------------------------------------------------------------------


Nuveen's advisor for income investing is Nuveen Investment Management (NIM).
NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return
potential.   Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.





                                                         Annual Report    page 3
     buying several new issues with 10-year call protection. To obtain the highest possible price for bonds we sold, we packaged them in smaller block sizes to appeal to the retail investor market, where demand was especially high. During those months when the availability or quality of bonds did not meet our criteria, we stayed the course and maintained our quality standards in the face of supply limitations.

Q. How did the fund perform on a total return basis during the fiscal year ended May 31, 2001, and what factors contributed to its returns?

A. As shown in the chart below, the fund underperformed its peer groups average total returns, due largely to our primary focus on enhancing the fund's capacity for producing dividends. From a yield standpoint, the fund performed competitively during the term with a distribution yield/1/ at NAV of 5.34 percent at May 31, 2001. This compares favorably with the Lipper Florida Municipal Debt Funds Category Average distribution yield at NAV of
     4.61 percent for the same period.





Annualized Total Returns as of 5/31/01 /2/

                                               One-Year       Five-Year
Florida                                          9.35%          5.36%
Class A Shares at NAV

Lipper Florida Municipal Debt                   11.11%          5.43%
Funds category average /3/

Lehman Brothers Municipal                       12.14%
Bond Index /4/

Tax-Free/5/ Yields as of 5/31/01
Class A Shares at NAV
SEC 30-Day Yield                                 4.87%
Taxable-Equivalent Yield /6/                     7.06%

     Another factor affecting total return was a relative scarcity of lower rated credits in the Florida municipal bond market. In these circumstances, we were restricted in our ability to implement one of the fund's key strategies: leveraging Nuveen's strong research capabilities into yield-enhancing purchases for the fund.

--------------------------------------------------------------------------------
1 The distribution yield differs from yield and total return and is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

2 Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.

3 For the Nuveen Florida Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 63 funds in the Lipper Florida Municipal Debt Funds category for the one-year period ended May 31, 2001, and 55 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


Your Fund's
Investment
Objective
--------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Annual Report   page 4

Compared with the equity market, however, fund returns for the period significantly outpaced major stock indices. The Nasdaq plummeted -37.80 percent, the S&P 500 was down -10.55 percent, and the Dow was up just 5.43 percent.

The Florida municipal bond market is generally a high-quality market, with the majority of the bonds either insured or highly rated. When higher-yielding, lower rated bonds are offered, these issues often are available only to institutional investors because the transaction size frequently exceeds the threshold of individual investors. Additionally, this type of credit requires a level of research that only a professional manager may be able to provide. Because of the size and depth of Nuveen Research and our position as one of the large participants in the Florida market, the fund is poised to take advantage of opportunities for bonds with higher yields when they are offered.

A good example is Palm Beach County Multifamily Housing Bonds for the Saddlebrook Apartments. With our buying power and relationships within the municipal industry, we were able to purchase the entire tax-exempt issue. Because of the very attractive yield on the bonds, the purchase helped improve the Fund's income-producing potential.

In early 2001, Nuveen Research performed extensive due diligence that enabled the Fund to purchase a higher-yielding, non-rated Florida Housing Finance Corporation for Pembroke Apartments municipal offering. Nuveen was involved with this transaction from its beginning and was able to structure this security to our specifications, thereby potentially lowering the risk. And because of our buying power, the fund was able to purchase the entire tax-exempt deal.

Q. What makes Florida unique in the municipal bond market, and how can a Florida bond fund offer advantages over purchasing individual bonds?

A. Florida is an anomaly. Although the state does not assess a tax on income, many Florida bonds have historically traded at substantially higher prices than bonds of other states. One reason is their exemption from the Florida Intangible Personal Property Tax, which applies to Florida residents whose non-Florida based assets exceed a minimum threshold on January 1st of each calendar year. With limited new-issue supply this year, this premium for Florida bonds has increased further, pushing their yields down.






4 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

5 Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, will be subject to tax.

6 Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a federal income tax rate of 31%.



How Your Fund
Pursues Its
Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.


                                                         Annual Report    page 5

     Many Florida investors buy individual municipal bonds from other states for higher potential yields (and lower prices) during the calendar year, then sell these bonds at year-end to avoid the intangibles tax. This may provide a higher level of tax-exempt income but often exposes the investor to short-term capital gains taxes and additional transaction costs when the bonds are sold.

     Mutual funds like the Nuveen Florida Municipal Bond Fund can offer an advantage in this area. Florida law provides a "safe harbor" by exempting income from the intangibles tax when generated by a mutual fund with at least 90 percent of net assets invested in holdings that are themselves exempt from the tax.

     The result: Florida bond funds can seek to enhance tax-exempt income by investing up to 10 percent of fund assets in potentially higher-yielding municipal bonds from other states without having to sell them at year-end to avoid tax consequences. This provision can help Florida investors enjoy higher income potential without having to take on the responsibility of managing a portfolio of individual bonds themselves.

Q. What is your outlook for the Florida municipal market and plans for the Florida Municipal Bond Fund?

A. We have a favorable outlook for the coming year. Although we expect that the supply of high-yielding credits may continue to be fairly low, we anticipate favorable retail demand, which may provide opportunities to sell some holdings at attractive prices and purchase new bonds with greater yield potential.

    For the municipal bond market as a whole, we are currently experiencing the best of times. The economy has been growing slowly, and inflation has been contained, despite rising energy prices. As long as the Fed can keep inflation in check while attempting to stimulate the economy, the fixed-income market --and the fund -- should continue to benefit.



Annual Report    page 6

In the meantime, we will look to reap the rewards of municipal market outperformance while continuing to prepare for the municipal market's eventual downturn. Though we do not know when this situation will occur or even expect it soon, we believe that being prepared is the best strategy for strengthening long-term performance.



                                    Florida
                  Growth of an Assumed $10,000 Investment/7/

                         [Mountain Graph Appears Here]



             ----- Nuveen Florida Municipal Bond Fund (NAV) $18,407

             ----- Nuveen Florida Municipal Bond Fund (Offer) $17,634

             ----- Lehman Brothers Municipal Bond Index $19,821





--------------------------------------------------------------------------------
7 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.



                                                         Annual Report    page 7

Fund Spotlight as of 5-31-01
                                              NUVEEN FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Quick Facts
                          A Shares       B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
NAV                         $ 10.34        $ 10.33        $ 10.34        $ 10.33
--------------------------------------------------------------------------------
CUSIP                     67065L708      67065L658      67065L641      67065L872
--------------------------------------------------------------------------------
Latest Dividend/1/          $0.0460        $0.0395        $0.0415        $0.0475
--------------------------------------------------------------------------------
Inception Date                 6/90           2/97           9/95           2/97
--------------------------------------------------------------------------------

Annualized Total Returns/2/
                                as of May 31, 2001          as of March 31, 2001
A Shares                         NAV         Offer            NAV          Offer
--------------------------------------------------------------------------------
1 - Year                       9.35%         4.72%          8.25%          3.66%
--------------------------------------------------------------------------------
5 - Year                       5.36%         4.45%          5.26%          4.36%
--------------------------------------------------------------------------------
10 - Year                      6.28%         5.83%          6.58%          6.12%
--------------------------------------------------------------------------------

B Shares                    w/o CDSC        w/CDSC       w/o CDSC         w/CDSC
1 - Year                       8.53%         4.53%          7.44%          3.44%
--------------------------------------------------------------------------------
5 - Year                       4.59%         4.42%          4.50%          4.33%
--------------------------------------------------------------------------------
10 - Year                      5.79%         5.79%          6.07%          6.07%
--------------------------------------------------------------------------------

C Shares                                       NAV                           NAV
1 - Year                                     8.78%                         7.68%
--------------------------------------------------------------------------------
5 - Year                                     4.79%                         4.69%
--------------------------------------------------------------------------------
10 - Year                                    5.71%                         6.00%
--------------------------------------------------------------------------------

R Shares                                       NAV                           NAV
1 - Year                                     9.54%                         8.34%
--------------------------------------------------------------------------------
5 - Year                                     5.52%                         5.42%
--------------------------------------------------------------------------------
10 - Year                                    6.37%                         6.66%
--------------------------------------------------------------------------------


Tax-Free Yields                                     Bond Credit Quality/4/
                          as of May 31, 2001
                                                    [PIE CHART APPEARS HERE]
A Shares                         NAV   Offer
SEC 30-Day Yield               4.87%   4.67%        AAA/U.S. Guaranteed  49%
--------------------------------------------        ------------------------
Taxable-Equivalent Yield/3/    7.06%   6.77%        AA                    6%
--------------------------------------------        ------------------------
                                                    A                    13%
B Shares                                 NAV        ------------------------
SEC 30-Day Yield                       4.12%        BBB                  11%
--------------------------------------------        ------------------------
Taxable-Equivalent Yield/3/            5.97%        NR                   21%
--------------------------------------------        ------------------------

C Shares                                 NAV
SEC 30-Day Yield                       4.32%
--------------------------------------------
Taxable-Equivalent Yield/3/            6.26%
--------------------------------------------

R Shares                                 NAV
SEC 30-Day Yield                       5.08%
--------------------------------------------
Taxable-Equivalent Yield/3/            7.36%
--------------------------------------------

--------------------------------------------------------------------------------
/1/ Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a federal income tax rate of 31%.

/4/ As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.


Top Five Sectors/4/
--------------------------------------------------------------------------------

Housing (Multifamily)
20%

Utilities
10%

Healthcare
10%

Transportation
10%

Tax Obligation (General)
9%


Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$341.1 million

Average Duration
7.97

Average Effective Maturity
21.29 years


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Annual Report    page 8

                 Portfolio of Investments
                 Nuveen Florida Municipal Bond Fund
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 5.0%

     $    750 Clay County Development        7/02 at 102       AA- $    786,930
               Authority, Industrial
               Development Revenue
               Refunding Bonds (Cargill
               Incorporated Project),
               Series 1992, 6.400%,
               3/01/11

        5,500 Escambia County, Florida,      8/04 at 102      BBB+    5,737,545
               Pollution Control Revenue
               Bonds (Champion
               International Project),
               Series 1994, 6.900%,
               8/01/22 (Alternative
               Minimum Tax)

        8,350 Escambia County, Florida,      9/06 at 102      Baa1    8,472,077
               Pollution Control Revenue
               Bonds (Champion
               International Project),
               Series 1996, 6.400%,
               9/01/30 (Alternative
               Minimum Tax)

          600 City of Jacksonville,          3/02 at 102       AA-      618,492
               Florida, Industrial
               Development Revenue
               Refunding Bonds (Cargill
               Incorporated Project),
               Series 1992, 6.400%,
               3/01/11

        1,500 Nassau County, Florida,        7/03 at 102       Baa    1,475,730
               Pollution Control Revenue
               Refunding Bonds (ITT
               Rayonier Inc. Project),
               Series 1993, 6.200%,
               7/01/15

-------------------------------------------------------------------------------
              Consumer Cyclicals - 2.1%

       10,000 Hillsborough County,           4/10 at 101       N/R    7,220,900
               Florida, Industrial
               Development Authority,
               Exempt Facilities Revenue
               Bonds (National Gypsum
               Company - Apollo Beach
               Project), Series 2000B,
               7.125%, 4/01/30
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 0.9%

          300 Brevard County, Florida,      11/02 at 102      BBB-      310,419
               Educational Facilities
               Authority, Educational
               Facilities Refunding and
               Improvement Revenue
               Bonds, Series 1992,
               6.875%, 11/01/22

        3,000 Capital Projects Finance      10/11 at 102       AAA    2,828,100
               Authority, Student
               Housing Revenue Bonds
               (Capital Projects Loan
               Program), Series 2001F-1,
               5.000%, 10/01/31

-------------------------------------------------------------------------------
              Healthcare - 10.1%

        3,000 Jacksonville Health           11/01 at 102       AA+    3,103,830
               Facilities Authority,
               Florida, Hospital
               Facilities Refunding
               Revenue Bonds, Series
               1991 (St. Luke's Hospital
               Association Project),
               7.125%, 11/15/20

        4,000 City of Lakeland, Florida,    11/06 at 102       AAA    3,943,000
               Hospital Revenue
               Refunding Bonds, Series
               1996 (Lakeland Regional
               Medical Center Project),
               5.250%, 11/15/25

        2,320 Martin County Health          11/01 at 101       AAA    2,373,894
               Facilities Authority,
               Florida, Hospital Revenue
               Refunding Bonds, Series
               1990A (Martin Memorial
               Hospital), 7.125%,
               11/15/04

        2,250 City of Miami Beach,          No Opt. Call      BBB-    2,251,800
               Florida, Health
               Facilities Authority,
               Hospital Revenue Bonds,
               Series 2001A (Mount Sinai
               Medical Center of Florida
               Project), 6.125%,
               11/15/11

        5,000 North Broward Hospital         1/11 at 101        A-    4,934,800
               District, Florida,
               Improvement Revenue
               Bonds, Series 2001,
               6.000%, 1/15/31

        2,500 Orange County Health          11/01 at 102       AAA    2,587,225
               Facilities Authority,
               Florida, Hospital Revenue
               Bonds, Series 1991-A
               (Adventist Health
               System/Sunbelt, Inc.),
               6.875%, 11/15/15

        2,500 Orange County Health          11/01 at 102       AAA    2,578,275
               Facilities Authority,
               Florida, Hospital Revenue
               Bonds, Series 1991-B
               (Adventist Health
               System/Sunbelt, Inc.),
               6.750%, 11/15/21

       10,645 Orange County Health          11/05 at 102       AAA   10,625,413
               Facilities Authority,
               Florida, Hospital Revenue
               Bonds, Series 1995
               (Adventist Health
               System/Sunbelt Obligated
               Group), 5.250%, 11/15/20

        2,040 City of Tallahassee,          12/10 at 100        A3    2,097,752
               Florida, Health
               Facilities Revenue Bonds,
               Series 2000 (Tallahassee
               Memorial Healthcare, Inc.
               Project), 6.375%,
               12/01/30

-------------------------------------------------------------------------------
              Housing/Multifamily -
               20.6%

          600 Housing Finance Authority      2/05 at 102       AAA      643,848
               of Broward County,
               Florida, Multifamily
               Housing Revenue Refunding
               Bonds (Lakeside
               Apartments Project),
               Series 1995, 7.000%,
               2/01/25

          250 Housing Finance Authority      8/06 at 102       AAA      263,158
               of Broward County,
               Florida, Multifamily
               Housing Revenue Refunding
               Bonds (Boardwalk
               Apartments Project),
               Series 1996, 6.200%,
               8/01/16

          850 Housing Finance Authority     10/08 at 102       N/R      852,278
               of Broward County,
               Florida, Multifamily
               Housing Revenue Bonds
               (Stirling Apartments
               Project), Series 1998,
               5.400%, 10/01/11
               (Alternative Minimum Tax)

       11,195 Housing Finance Authority      7/09 at 102       N/R   10,763,433
               of Broward County,
               Florida, Multifamily
               Housing Revenue Bonds
               (The Pier Club Apartments
               Project), Series 1999,
               7.000%, 7/01/34

        2,700 Duval County Housing           4/05 at 102      BBB-    2,832,030
               Finance Authority,
               Florida, Multifamily
               Housing Revenue Refunding
               Bonds (Greentree Place
               Project), Series 1995,
               6.750%, 4/01/25

          710 Florida Housing Finance        6/02 at 103       AAA      737,711
               Agency, General Mortgage
               Revenue Refunding Bonds,
               1992 Series A,
               6.400%, 6/01/24


--------------------------------------------------------------------------------
9

                 Portfolio of Investments
                 Nuveen Florida Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Housing/Multifamily
              (continued)

              Florida Housing Finance
              Agency, Housing Revenue
              Bonds (Antigua Club
              Apartments Project), 1995
              Series A1:
     $  1,000  6.750%, 8/01/14               2/05 at 102       AAA $  1,054,560
               (Alternative Minimum Tax)
        5,000  6.875%, 8/01/26               2/05 at 102       AAA    5,293,250
               (Alternative Minimum Tax)

        1,115 Florida Housing Finance        2/05 at 102       AAA    1,180,395
               Agency, Housing Revenue
               Bonds (Brittany of
               Rosemont Apartments
               Project), 1995 Series C1,
               6.875%, 8/01/26
               (Alternative Minimum Tax)

              Florida Housing Finance
              Agency, Housing Revenue
              Bonds (The Vineyards
              Project), 1995 Series H:
        1,260  6.400%, 11/01/15             11/05 at 102      BBB-    1,296,553
        1,660  6.500%, 11/01/25             11/05 at 102      BBB-    1,693,831

        2,000 Florida Housing Finance        8/06 at 102       AAA    2,110,140
               Agency, Multifamily
               Housing Revenue Refunding
               Bonds (Players Club),
               1991 Series C, 6.200%,
               8/01/16

        3,500 Florida Housing Finance       10/06 at 102       AAA    3,672,760
               Agency, Housing Revenue
               Bonds (Villas of Capri
               Project), 1996 Series H,
               6.100%, 4/01/17
               (Alternative Minimum Tax)

        1,000 Florida Housing Finance        9/06 at 102       AAA    1,041,020
               Agency, Housing Revenue
               Bonds (Leigh Meadows
               Apartments Project), 1996
               Series N, 6.300%, 9/01/36
               (Alternative Minimum Tax)

        1,000 Florida Housing Finance        9/06 at 102       AAA    1,041,020
               Agency, Housing Revenue
               Bonds (Stoddert Arms
               Apartments Project),
               1996 Series O, 6.300%,
               9/01/36 (Alternative
               Minimum Tax)

       10,000 Florida Housing Finance        7/08 at 102       N/R    9,264,500
               Agency, Housing Revenue
               Bonds (Whistlers Cove
               Apartment Project),
               Series 1998 T1, 6.500%,
               1/01/39 (Alternative
               Minimum Tax) (Mandatory
               put 1/01/28)

        1,670 Florida Housing Finance       12/08 at 102        A+    1,587,469
               Corporation, Housing
               Revenue Refunding Bonds
               (Hunters Ridge at
               Deerwood Apartments),
               1998 Series O, 5.250%,
               12/01/18

       10,000 Florida Housing Finance       No Opt. Call       N/R    9,998,400
               Corporation, Revenue
               Bonds (Pembroke
               Apartments), Series
               2001B, 7.750%, 2/01/41

        1,000 Orange County Housing         10/01 at 101      BBB+    1,006,280
               Finance Authority,
               Florida, Multifamily
               Housing Revenue Bonds
               (Ashley Point Apartments
               Project), 1994 Series A,
               7.100%, 10/01/24
               (Alternative Minimum Tax)

          750 Housing Finance Authority      6/08 at 102       N/R      722,858
               of Palm Beach County,
               Florida, Multifamily
               Housing Revenue Bonds
               (Windsor Park Apartments
               Project), Series 1998,
               5.900%, 6/01/38
               (Alternative Minimum Tax)

       13,100 Housing Finance Authority      7/10 at 102       N/R   13,286,151
               of Palm Beach County,
               Florida, Multifamily
               Housing Revenue Bonds
               (Saddlebrook Apartments
               Project), Series 2000A,
               7.450%, 7/01/40
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Housing/Single Family -
               4.5%

        1,115 Housing Finance Authority     No Opt. Call       AAA      253,618
               of Broward County,
               Florida, Home Mortgage
               Revenue Bonds, 1985
               Series A, 0.000%, 4/01/16

        1,825 Housing Finance Authority      3/05 at 102       Aaa    1,921,652
               of Clay County, Florida,
               Single Family Mortgage
               Revenue Bonds, Series
               1995 (Multi-County
               Program), 6.550%, 3/01/28
               (Alternative Minimum Tax)

          176 Housing Finance Authority     12/01 at 102       AAA      180,456
               of Dade County, Florida,
               Single Family Mortgage
               Revenue Refunding Bonds,
               1991 Series D, 6.950%,
               12/15/12

           25 Housing Finance Authority      9/01 at 102       Aaa       25,524
               of Dade County, Florida,
               Single Family Mortgage
               Revenue Bonds, 1991
               Series E, 7.000%, 3/01/24

        1,000 Housing Finance Authority      4/05 at 102       AAA    1,061,180
               of Dade County, Florida,
               Single Family Mortgage
               Revenue Bonds, Series
               1995, 6.700%, 4/01/28
               (Alternative Minimum Tax)

          210 Duval County Housing           9/01 at 102       AAA      216,229
               Finance Authority, Single
               Family Mortgage Revenue
               Bonds (GNMA Mortgage-
               Backed Securities
               Program), Series 1990A,
               7.650%, 9/01/10

          510 Duval County Housing          10/04 at 102       Aaa      531,548
               Finance Authority, Single
               Family Mortgage Revenue
               Bonds (GNMA Mortgage-
               Backed Securities
               Program), Series 1994,
               6.550%, 10/01/15
               (Alternative Minimum Tax)

          185 Escambia County Housing        4/02 at 102       Aaa      190,415
               Finance Authority,
               Florida, Single Family
               Mortgage Revenue Bonds,
               Series 1992A (Multi-
               County Program), 6.900%,
               4/01/20 (Alternative
               Minimum Tax)

          445 Escambia County Housing        4/05 at 102       AAA      469,938
               Finance Authority,
               Florida, Single Family
               Mortgage Revenue Bonds,
               Series 1995 (Multi-County
               Program), 6.950%,
               10/01/27 (Alternative
               Minimum Tax)

          930 Florida Housing Finance        7/04 at 102       AAA      958,021
               Agency, Single Family
               Mortgage Revenue
               Refunding Bonds, Series
               A, 6.250%, 7/01/11

--------------------------------------------------------------------------------
10

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Housing/Single Family
              (continued)

              Florida Housing Finance
              Agency, Single Family
              Mortgage Revenue
              Refunding Bonds, Series
              1995A:
     $    675  6.550%, 7/01/14                1/05 at 102       AAA $    718,720
               (Alternative Minimum
               Tax)
          680  6.650%, 1/01/24                1/05 at 102       AAA      718,053
               (Alternative Minimum
               Tax)

        1,590 Leon County, Florida,          No Opt. Call       AAA    1,808,132
               Housing Finance
               Authority, Single
               Family Mortgage Revenue
               Bonds, Series 1995B
               (Multi-County Program),
               7.300%, 1/01/28
               (Alternative Minimum
               Tax)

          465 Housing Finance                11/05 at 102       Aaa      496,327
               Authority of Manatee
               County, Florida, Single
               Family Mortgage Revenue
               Bonds, Series 1994,
               Subseries 3, 7.600%,
               11/01/26 (Alternative
               Minimum Tax)

        9,125 Orange County, Florida,    9/08 at 27 23/32       Aaa    1,590,123
               Housing Finance
               Authority, Homeowner
               Revenue Bonds, 1999
               Series A-2, 0.000%,
               3/01/31

          575 Housing Finance                 9/01 at 102       Aaa      591,474
               Authority of Palm Beach
               County, Florida, Single
               Family Mortgage Revenue
               Bonds, 1990 Series B,
               7.600%, 3/01/23

          930 Pinellas County,                2/05 at 102       AAA      973,552
               Florida, Housing
               Finance Authority,
               Single Family Mortgage
               Revenue Bonds, Series
               1995A (Multi-County
               Program), 6.650%,
               8/01/21 (Alternative
               Minimum Tax)

        1,350 Pinellas County,                3/07 at 102       Aaa    1,446,660
               Florida, Housing
               Finance Authority,
               Single Family Mortgage
               Revenue Bonds, Series
               1998A (Multi-County
               Program), 6.850%,
               3/01/29 (Alternative
               Minimum Tax)

        1,160 Polk County, Florida,           9/01 at 102       Aaa    1,184,557
               Housing Finance
               Authority, Single
               Family Mortgage Revenue
               Refunding Bonds, Series
               1991A, 7.150%, 9/01/23

--------------------------------------------------------------------------------
              Long-Term Care - 8.8%

       10,000 City of Atlantic Beach,        10/09 at 101         A    9,992,200
               Florida, Health Care
               Facilities Revenue
               Refunding Bonds (Fleet
               Landing Project),
               Series 1999, 6.000%,
               10/01/29

              Escambia County Health
              Facilities Authority,
              Florida, Health
              Facilities Revenue Bonds
              (Azalea Trace, Inc.),
              Series 1997:
        1,000  6.000%, 1/01/15                1/07 at 102       N/R      901,830
        1,595  6.100%, 1/01/19                1/07 at 102       N/R    1,391,350

              Jacksonville Health
              Facilities Authority,
              Florida, Tax Exempt
              Industrial Development
              Revenue Bonds (National
              Benevolent Association -
               Cypress Village,
              Florida, Project),
              Series 1996A:
          690  6.125%, 12/01/16              12/06 at 102      Baa2      634,048
        1,000  6.250%, 12/01/26              12/06 at 102      Baa2      897,260

        1,550 Osceola County                 11/01 at 102       AAA    1,601,290
               Industrial Development
               Authority, Florida,
               Revenue Bonds (The
               Evangelical Lutheran
               Good Samaritan Society
               Project), Series 1991,
               6.750%, 5/01/16

        8,000 Palm Beach County,             11/06 at 102        A-    7,592,080
               Florida, Health
               Facilities Authority,
               Retirement Community
               Revenue Bonds (Adult
               Communities Total
               Services, Inc.
               Obligated Group),
               Series 1996, 5.625%,
               11/15/20

        4,000 Palm Beach County,             12/06 at 102        A+    4,224,520
               Florida, Industrial
               Development Revenue
               Bonds (Lourdes-Noreen
               McKeen Residence for
               Geriatric Care, Inc.
               Project), Series 1996,
               6.625%, 12/01/26

              Sarasota County,
              Florida, Health
              Facilities Authority,
              Health Facilities
              Revenue Refunding Bonds
              (Sunnyside Properties
              Project), Series 1995:
          540  5.500%, 5/15/02               No Opt. Call       N/R      541,620
          570  5.500%, 5/15/03               No Opt. Call       N/R      572,297
          600  5.500%, 5/15/04               No Opt. Call       N/R      600,822
          170  5.500%, 5/15/05               No Opt. Call       N/R      169,048
        1,000  6.000%, 5/15/10                5/06 at 102       N/R      939,300

--------------------------------------------------------------------------------
              Tax Obligation/General -
               9.5%

              Village of Bolingbrook,
              Illinois, General
              Obligation Bonds, Series
              1999C Refunding:
        2,540  0.000%, 1/01/29             1/09 at 33 7/8       AAA      507,695
        7,750  0.000%, 1/01/31            1/09 at 30 5/16       AAA    1,374,463
        7,750  0.000%, 1/01/33            1/09 at 27 3/32       AAA    1,223,105
        1,325  0.000%, 1/01/34           1/09 at 25 21/32       AAA      197,240

              State of Florida, Full
              Faith and Credit,
              Broward County
              Expressway Authority
              Bonds, General
              Obligation Bonds, Series
              of 1984:
        4,000  9.875%, 7/01/09               No Opt. Call       AAA    5,300,920
        1,000  10.000%, 7/01/14              No Opt. Call       AAA    1,447,920


--------------------------------------------------------------------------------
11

                 Portfolio of Investments
                 Nuveen Florida Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

     $  2,165 State of Florida, Full        No Opt. Call       AA+ $  2,965,985
               Faith and Credit, State
               Board of Education,
               Public Education Capital
               Outlay Bonds, Series
               1985, 9.125%, 6/01/14

        3,000 State of Florida, Full         6/01 at 100       AA+    2,875,410
               Faith and Credit, State
               Board of Education,
               Public Education Capital
               Outlay Bonds, Series
               1989-A (Refunding Bonds),
               5.000%, 6/01/24

              State of Florida, Full
              Faith and Credit, State
              Board of Education, Public
              Education Capital Outlay
              Bonds, 1996 Series B:
        2,220  4.750%, 6/01/21               6/07 at 101       AA+    2,056,342
        4,120  4.500%, 6/01/27               6/07 at 101       AA+    3,586,996

        5,000 State of Florida, Full         6/08 at 101       AAA    4,582,100
               Faith and Credit, State
               Board of Education,
               Public Education Capital
               Outlay Bonds, 1997 Series
               B, 4.750%, 6/01/23

        3,000 State of Florida, Full         6/09 at 101       AAA    2,641,410
               Faith and Credit, State
               Board of Education,
               Public Education Capital
               Outlay Refunding Bonds,
               1999 Series B, 4.500%,
               6/01/24

              Palm Beach County,
              Florida, General
              Obligation Bonds
              (Recreational and Cultural
              Facilities Program),
              Series 1999A:
        1,560  5.750%, 8/01/18               8/09 at 100       AAA    1,635,941
        1,970  5.750%, 8/01/19               8/09 at 100       AAA    2,060,522
-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               8.4%

        4,635 Dade County, Florida,         10/06 at 102       AAA    4,379,519
               Special Obligation and
               Refunding Bonds, Series
               1996B, 5.000%, 10/01/35

          190 The School Board of            2/02 at 100       AAA      193,240
               Escambia County, Florida,
               Certificates of
               Participation, Series
               1992, 6.375%, 2/01/12

        1,500 State of Florida               3/04 at 102        A+    1,569,090
               Department of
               Corrections, Certificates
               of Participation, Series
               1994, 6.000%, 3/01/14

        5,000 The County of Hernando,       No Opt. Call       AAA    6,419,400
               Florida, Revenue Bonds
               (Criminal Justice Complex
               Financing Program), 1986
               Series, 7.650%, 7/01/16

          250 City of Jacksonville,         10/02 at 102       AAA      263,450
               Florida, Excise Taxes
               Revenue Refunding Bonds,
               Series 1992, 6.500%,
               10/01/13

          940 Martin County, Florida,       11/05 at 100        A2      981,623
               Special Assessment Bonds
               (Tropical Farms Water and
               Sewer Special Assessment
               District), Series 1995,
               5.900%, 11/01/11

        1,000 Miami Beach Redevelopment     12/04 at 102      Baa1    1,004,140
               Agency, Florida, Tax
               Increment Revenue Bonds
               (City Center/Historic
               Convention Village),
               Series 1993, 5.875%,
               12/01/22 (Alternative
               Minimum Tax)

        3,760 Miami-Dade County,            10/10 at 102       AAA    3,781,921
               Florida, Industrial
               Development Revenue Bonds
               (BAC Funding Corporation
               Project), Series 2000A,
               5.375%, 10/01/30

        1,750 Northern Palm Beach            8/09 at 101       N/R    1,727,583
               County, Florida,
               Improvement District,
               Water Control and
               Development Bonds, Unit
               of Development No. 9B,
               Series 1999, 6.000%,
               8/01/29

        5,550 Okaloosa County, Florida,     10/10 at 101       AAA    5,806,077
               Fourth Cent Tourist
               Development Tax Revenue
               Bonds, Series 2000,
               5.625%, 10/01/30

        1,000 City of Palm Beach             7/01 at 100       AAA    1,003,610
               Gardens, Florida, Special
               Obligation Revenue Bonds,
               Series 1990, 7.250%,
               7/01/15

        3,300 City of Tampa, Florida,       No Opt. Call       AAA    1,431,540
               Utilities Tax Improvement
               Bonds, Series 1996,
               0.000%, 4/01/17

-------------------------------------------------------------------------------
              Transportation - 9.9%

        6,000 Broward County, Florida,      10/11 at 101       AAA    5,839,740
               Airport System Revenue
               Bonds, 2001 Series J-1,
               5.250%, 10/01/26
               (Alternative Minimum Tax)
               (WI, settling 6/13/01)

        8,000 City of Chicago, Illinois,    No Opt. Call       N/R    7,871,920
               O'Hare International
               Airport, Special Facility
               Revenue Bonds (United Air
               Lines Inc. Project),
               Series 2001A, 6.375%,
               11/01/35 (Alternative
               Minimum Tax) (Mandatory
               put 5/01/13)

        1,000 Dade County, Florida,         10/02 at 102       AAA    1,052,970
               Aviation Revenue Bonds,
               1992 Series B, 6.550%,
               10/01/13
               (Alternative Minimum Tax)

       11,000 Dallas-Fort Worth, Texas,     No Opt. Call      BBB-   11,375,540
               International Airport
               Facilities Improvement
               Corporation, Revenue
               Refunding Bonds (American
               Airlines), Series 2000C,
               6.150%, 5/01/29
               (Alternative Minimum Tax)
               (Mandatory put 11/01/07)

        1,000 Hillsborough County           10/06 at 102       AAA    1,045,910
               Aviation Authority,
               Florida, Tampa
               International Airport
               Revenue Bonds, Series
               1996B, 5.875%, 10/01/23

              Sanford Airport Authority,
              Florida, Industrial
              Development Revenue Bonds
              (Central Florida Terminals
              Inc. Project), Series
              1995A:
        3,000  7.500%, 5/01/15               5/06 at 102       N/R    3,094,950
               (Alternative Minimum Tax)
        3,270  7.750%, 5/01/21               5/06 at 102       N/R    3,401,814
               (Alternative Minimum Tax)

--------------------------------------------------------------------------------
12

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed - 9.5%

     $    255 Dade County, Florida,          4/04 at 102     A3*** $    279,034
               Special Obligation Bonds
               (Courthouse Center
               Project), Series 1994,
               6.300%, 4/01/14 (Pre-
               refunded to 4/01/04)

        1,500 Dade County Health            No Opt. Call       AAA    1,601,115
               Facilities Authority,
               Florida, Hospital Revenue
               Bonds (Baptist Hospital
               of Miami Project), Series
               1991A, 5.750%, 5/01/21

          300 Dade County Health             8/02 at 102       AAA      318,720
               Facilities Authority,
               Hospital Revenue
               Refunding Bonds (North
               Shore Medical Center
               Project), Series 1992,
               6.500%, 8/15/15 (Pre-
               refunded to 8/15/02)

          310 The School Board of            2/02 at 100       AAA      317,452
               Escambia County, Florida,
               Certificates of
               Participation, Series
               1992, 6.375%, 2/01/12
               (Pre-refunded to 2/01/02)

        1,425 Florida Housing Finance        6/01 at 101       AAA    1,442,855
               Agency, Multifamily
               Housing Revenue Bonds
               (GNMA Collateralized -
                Driftwood Terrace
               Apartments Project), 1989
               Series I, 7.650%,
               12/20/31 (Alternative
               Minimum Tax) (Pre-
               refunded to 6/20/01)

          300 State of Florida, Full         7/02 at 101    AA+***      314,901
               Faith and Credit,
               Division of Bond Finance
               of the Department of
               General Services,
               Pollution Control Bonds,
               Series Y, 6.600%, 7/01/17
               (Pre-refunded to 7/01/02)

          335 State of Florida, Full         6/01 at 100       AAA      458,129
               Faith and Credit, State
               Board of Education,
               Public Education Capital
               Outlay Bonds, Series
               1985, 9.125%, 6/01/14

        2,000 State of Florida, Board of     6/02 at 101       AAA    2,095,620
               Education, Public
               Education Capital Outlay
               Bonds, Series 1991-C,
               6.625%, 6/01/17 (Pre-
               refunded to 6/01/02)

        2,990 Hillsborough County,           7/02 at 102     A1***    3,158,098
               Florida, Environmentally
               Sensitive Land
               Acquisition and
               Protection Program Bonds,
               Series 1992, 6.250%,
               7/01/08 (Pre-refunded to
               7/01/02)

        5,750 Hillsborough County,           8/01 at 102       AAA    5,899,155
               Florida, Refunding
               Utility Revenue Bonds,
               Series 1991A, 6.500%,
               8/01/16 (Pre-refunded to
               8/01/01)

          145 Orange County, Florida,       No Opt. Call       AAA      162,745
               Sales Tax Revenue Bonds,
               Series 1989, 6.125%,
               1/01/19

          235 Orange County, Florida,        4/02 at 102       AAA      246,405
               Water Utilities System
               Revenue Bonds, Series
               1992, 6.250%, 10/01/17
               (Pre-refunded to 4/01/02)

          215 Orange County Housing          7/01 at 102       AAA      219,743
               Finance Authority, GNMA
               Collateralized Mortgage
               Revenue Refunding Bonds,
               1990 Series A, 7.600%,
               1/01/24 (Pre-refunded to
               7/01/01)

        1,000 The School Board of Palm       8/04 at 101       AAA    1,097,060
               Beach County, Florida,
               Certificates of
               Participation, Series
               1994A, 6.375%, 8/01/15
               (Pre-refunded to 8/01/04)

          500 City of St. Petersburg        12/01 at 102       AAA      519,745
               Health Facilities
               Authority, Florida,
               Revenue Bonds (Allegany
               Health System Loan
               Program), Series 1985A,
               7.000%, 12/01/15 (Pre-
               refunded to 12/01/01)

        2,000 City of St. Petersburg        12/03 at 100       AAA    2,073,900
               Health Facilities
               Authority, Florida,
               Allegany Health System
               Revenue Bonds (St.
               Anthony's Health Care
               Center, Inc.), Series
               1991, 6.750%, 12/01/21
               (Pre-refunded to
               12/01/03)

        2,500 The School Board of            7/04 at 101       AAA    2,764,475
               Seminole County, Florida,
               Certificates of
               Participation, Series
               1994B, 6.750%, 7/01/14
               (Pre-refunded to 7/01/04)

        5,000 Sunrise Lakes Phase 4          8/05 at 102   BBB-***    5,666,250
               Recreation District,
               Florida, General
               Obligation and Revenue
               Bonds, Series 1995A,
               6.750%, 8/01/24 (Pre-
               refunded to 8/01/05)

        2,000 City of Tampa, Florida,       12/04 at 102       AAA    2,234,640
               Allegany Health System
               Revenue Bonds, St.
               Joseph's Hospital, Inc.
               Issue, Series 1994,
               6.500%, 12/01/23 (Pre-
               refunded to 12/01/04)

          335 City of Tampa, Florida,       10/02 at 101       AAA      351,780
               Water and Sewer Systems
               Revenue Bonds, Series
               1992A, 6.000%, 10/01/17
               (Pre-refunded to
               10/01/02)

        1,000 Coral Springs Turtle Run       5/03 at 100   BBB+***    1,058,330
               Community Development
               District, Florida, Water
               Management Benefit Tax
               Refunding Bonds, Series
               1993, 6.400%, 5/01/11
               (Pre-refunded to 5/01/03)

-------------------------------------------------------------------------------
              Utilities - 10.2%

        6,000 Citrus County, Florida,        1/02 at 102        A1    6,223,440
               Pollution Control
               Refunding Revenue Bonds,
               Series 1992A (Florida
               Power Corporation -
                Crystal River Power
               Plant Project), 6.625%,
               1/01/27

        2,500 Hillsborough County            8/01 at 103        A1    2,589,075
               Industrial Development
               Authority, Florida,
               Pollution Control Revenue
               Bonds (Tampa Electric
               Company Project), Series
               1991, 7.875%, 8/01/21

       10,000 City of Lakeland, Florida,    10/10 at 100       AAA   10,082,000
               Energy System Revenue
               Bonds, Series 2000B,
               5.500%, 10/01/40

        2,125 Lee County, Florida, Solid    10/01 at 102       AAA    2,190,684
               Waste System Revenue
               Bonds, Series 1991A,
               7.000%, 10/01/11
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
13

                 Portfolio of Investments
                 Nuveen Florida Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                                Optional Call
 Amount (000) Description                      Provisions* Ratings** Market Value
----------------------------------------------------------------------------------
              Utilities (continued)

     $  1,000 Orlando, Florida,               No Opt. Call       Aa2 $  1,183,770
               Utilities Commission,
               Water and Electric
               Subordinated Revenue
               Bonds, Series 1989D,
               6.750%, 10/01/17

        1,250 Orlando, Florida,               10/02 at 102       Aa2    1,288,038
               Utilities Commission,
               Water and Electric
               Subordinated Revenue
               Bonds, Series 1992A,
               6.000%, 10/01/20

        4,000 Pinellas County,                 6/01 at 102        A2    4,091,800
               Florida, Pollution
               Control Refunding
               Revenue Bonds, Series
               1991 (Florida Power
               Corporation - Anclote
               and Bartow Power Plants
               Project), 7.200%,
               12/01/14

        5,250 City of Port St. Lucie,          9/11 at 100       AAA    5,100,323
               Florida, Utility System
               Revenue Bonds, Series
               2001, 5.125%, 9/01/31
               (WI, settling 6/07/01)

        2,000 St. Lucie County,                5/02 at 102       AA-    2,062,520
               Florida, Solid Waste
               Disposal Revenue Bonds,
               Series 1992 (Florida
               Power and Light Company
               Project), 6.700%,
               5/01/27 (Alternative
               Minimum Tax)

----------------------------------------------------------------------------------
              Water and Sewer - 2.8%

          705 City of Callaway, Bay            9/06 at 102       AAA      746,271
               County, Florida,
               Wastewater System
               Revenue Bonds, Series
               1996A, 6.000%, 9/01/26

              City of Clearwater,
              Florida, Water and Sewer
              Revenue Refunding Bonds,
              Series 1998:
        2,155  0.000%, 12/01/12           12/08 at 85 7/16       AAA    1,196,153
        1,000  0.000%, 12/01/13          12/08 at 80 15/16       AAA      520,979

        1,000 Town of Davie, Florida,         10/02 at 102       AAA    1,037,399
               Water and Sewer
               Improvement and
               Refunding Revenue
               Bonds, Series 1992,
               6.250%, 10/01/17

          600 The City of Daytona             11/02 at 102       AAA      628,859
               Beach, Florida, Water
               and Sewer Revenue
               Bonds, Series 1992,
               6.000%, 11/15/14

        2,000 Escambia County                 No Opt. Call       AAA      997,819
               Utilities Authority,
               Florida, Utility System
               Revenue Bonds, Series
               1992B, 0.000%, 1/01/15

          375 City of Jacksonville,            6/02 at 102        A-      387,142
               Florida, Water and
               Sewer Development
               Revenue Bonds, Series
               1992 (Jacksonville
               Suburban Utilities
               Corporation Project),
               6.750%, 6/01/22
               (Alternative Minimum
               Tax)

          250 Town of Jupiter,                10/01 at 102       AAA      257,877
               Florida, Water Revenue
               Bonds, Series 1992B,
               6.250%, 10/01/18

              Manatee County, Florida,
               Public Utilities
               Revenue Refunding and
               Improvement Bonds,
               Series 1991C:
        1,850  0.000%, 10/01/08               No Opt. Call       AAA    1,345,948
        2,800  0.000%, 10/01/09               No Opt. Call       AAA    1,926,931

          265 Orange County, Florida,          4/02 at 102       AAA      273,209
               Water Utilities System
               Revenue Bonds, Series
               1992, 6.250%, 10/01/17

          165 City of Tampa, Florida,         10/02 at 101       AAA      168,858
               Water and Sewer Systems
               Revenue Bonds, Series
               1992A, 6.000%, 10/01/17
----------------------------------------------------------------------------------
     $375,231 Total Investments (cost                                 348,961,004
               $340,355,882) - 102.3%
----------------------------------------------------------------------------------
------------
              Other Assets Less                                        (7,840,207)
               Liabilities - (2.3)%
         -------------------------------------------------------------------------
              Net Assets - 100%                                      $341,120,797
         -------------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-
             sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14

                 Statement of Net Assets
                 Nuveen Florida Municipal Bond Fund
                 May 31, 2001


----------------------------------------------------------------------
Assets
Investments in municipal securities, at market value      $348,961,004
Receivables:
 Interest                                                    5,672,965
 Investments sold                                            1,036,917
 Shares sold                                                   436,070
Other assets                                                    14,065
----------------------------------------------------------------------
  Total assets                                             356,121,021
----------------------------------------------------------------------
Liabilities
Cash overdraft                                               3,073,453
Payables:
 Investments purchased                                      10,881,254
 Shares redeemed                                               268,083
Accrued expenses:
 Management fees                                               155,315
 12b-1 distribution and service fees                            70,458
 Other                                                          94,263
Dividends payable                                              457,398
----------------------------------------------------------------------
  Total liabilities                                         15,000,224
----------------------------------------------------------------------
Net assets                                                $341,120,797
----------------------------------------------------------------------
Class A Shares
Net assets                                                $239,836,817
Shares outstanding                                          23,199,644
Net asset value and redemption price per share            $      10.34
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)         $      10.79
----------------------------------------------------------------------
Class B Shares
Net assets                                                $ 22,628,829
Shares outstanding                                           2,190,436
Net asset value, offering and redemption price per share  $      10.33
----------------------------------------------------------------------
Class C Shares
Net assets                                                $ 19,960,917
Shares outstanding                                           1,930,775
Net asset value, offering and redemption price per share  $      10.34
----------------------------------------------------------------------
Class R Shares
Net assets                                                $ 58,694,234
Shares outstanding                                           5,680,278
Net asset value, offering and redemption price per share  $      10.33
----------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15

                 Statement of Operations
                 Nuveen Florida Municipal Bond Fund
                 Year Ended May 31, 2001


----------------------------------------------------------------------
Investment Income                                         $21,629,038
----------------------------------------------------------------------
Expenses
Management fees                                             1,850,775
12b-1 service fees - Class A                                  493,117
12b-1 distribution and service fees - Class B                 191,083
12b-1 distribution and service fees - Class C                 135,925
Shareholders' servicing agent fees and expenses               190,927
Custodian's fees and expenses                                 187,072
Trustees' fees and expenses                                     8,936
Professional fees                                              14,730
Shareholders' reports - printing and mailing expenses          51,620
Federal and state registration fees                             7,420
Other expenses                                                 18,276
----------------------------------------------------------------------
Total expenses before custodian fee credit                  3,149,881
 Custodian fee credit                                         (28,467)
----------------------------------------------------------------------
Net expenses                                                3,121,414
----------------------------------------------------------------------
Net investment income                                      18,507,624
----------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions              1,115,078
Net change in unrealized appreciation or depreciation of
 investments                                               10,862,894
----------------------------------------------------------------------
Net gain from investments                                  11,977,972
----------------------------------------------------------------------
Net increase in net assets from operations                $30,485,596
----------------------------------------------------------------------




                                See accompanying notes to financial statements.


-------------------------------------------------------------------------------
16

                 Statement of Changes in Net Assets
                 Nuveen Florida Municipal Bond Fund


                                                   Year ended    Year Ended
                                                      5/31/01       5/31/00
----------------------------------------------------------------------------
Operations
Net investment income                            $ 18,507,624  $ 19,265,698
Net realized gain (loss) from investment
 transactions                                       1,115,078    (2,184,113)
Net change in unrealized appreciation or
 depreciation of investments                       10,862,894   (26,098,616)
----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                        30,485,596    (9,017,031)
----------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                          (13,113,017)  (14,690,289)
 Class B                                             (912,909)     (776,137)
 Class C                                             (864,928)     (818,455)
 Class R                                           (3,227,589)   (3,229,875)
From accumulated net realized gains from
 investment transactions:
 Class A                                                   --      (235,458)
 Class B                                                   --       (16,056)
 Class C                                                   --       (15,568)
 Class R                                                   --       (50,141)
----------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                     (18,118,443)  (19,831,979)
----------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                   38,206,430    76,566,543
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions               5,298,688     5,658,065
----------------------------------------------------------------------------
                                                   43,505,118    82,224,608
Cost of shares redeemed                           (56,515,449) (102,414,624)
----------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                               (13,010,331)  (20,190,016)
----------------------------------------------------------------------------
Net increase (decrease) in net assets                (643,178)  (49,039,026)
Net assets at the beginning of year               341,763,975   390,803,001
----------------------------------------------------------------------------
Net assets at the end of year                    $341,120,797  $341,763,975
----------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year            $    154,037  $   (235,144)
----------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2001, the Fund had outstanding when-issued purchase commitments of $10,881,254.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less fre-quently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provi-sion is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2001, have been designated Exempt Interest Divi-dends.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

-------------------------------------------------------------------------------
18

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2001.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the spe-cific class.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares

Transactions in Fund shares were as follows:

                               Year Ended                 Year Ended
                                 5/31/01                    5/31/00
                         ------------------------  --------------------------
                             Shares        Amount       Shares         Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                  2,335,701  $ 24,067,026    5,472,990  $  56,132,319
 Class B                    656,986     6,776,367      606,071      6,204,693
 Class C                    464,931     4,792,735      742,489      7,562,351
 Class R                    250,444     2,570,302      658,885      6,667,180
Shares issued to shareholders due to reinvestment
 of distributions:
 Class A                    284,033     2,919,082      326,276      3,348,209
 Class B                     19,530       200,725       16,498        168,646
 Class C                     19,159       197,029       18,606        190,224
 Class R                    192,915     1,981,852      190,394      1,950,986
------------------------------------------------------------------------------
                          4,223,699    43,505,118    8,032,209     82,224,608
------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (4,508,112)  (46,333,933)  (8,353,990)   (85,005,388)
 Class B                   (239,903)   (2,465,509)    (333,318)    (3,404,697)
 Class C                   (274,459)   (2,810,993)    (529,326)    (5,386,171)
 Class R                   (477,453)   (4,905,014)    (851,984)    (8,618,368)
------------------------------------------------------------------------------
                         (5,499,927)  (56,515,449) (10,068,618)  (102,414,624)
------------------------------------------------------------------------------
Net increase (decrease)  (1,276,228) $(13,010,331)  (2,036,409) $ (20,190,016)
------------------------------------------------------------------------------

3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on July 2, 2001, to shareholders of record on June 8, 2001, as follows:

---------------------------
Dividend per share:
 Class A             $.0460
 Class B              .0395
 Class C              .0415
 Class R              .0475
---------------------------

-------------------------------------------------------------------------------
19

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities during the fiscal year ended May 31, 2001, aggregated $76,251,327 and $75,168,025, respectively. There were no purchases or sales (including maturities) of investments in short-term municipal securities dur-ing the fiscal year ended May 31, 2001.

At May 31, 2001, the cost of investments owned for federal income tax purposes was $340,355,882.

At May 31, 2001, the Fund had an unused capital loss carryforward of $1,138,134 available for federal income tax purposes to be applied against fu-ture capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. Unrealized Appreciation (Depreciation)

At May 31, 2001, net unrealized appreciation of investments for federal income tax purposes aggregated $8,605,122 of which $14,079,814 related to appreciated securities and $5,474,692 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as fol-lows:

Average Daily Net Assets        Management Fee
-----------------------------------------------
For the first $125 million          .5500 of 1%
For the next $125 million           .5375 of 1
For the next $250 million           .5250 of 1
For the next $500 million           .5125 of 1
For the next $1 billion             .5000 of 1
For the next $3 billion             .4750 of 1
For net assets over $5 billion      .4500 of 1
-----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $207,600 of which ap-proximately $191,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2001, the Distributor compensated autho-rized dealers directly with approximately $332,300 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distrib-utor. During the fiscal year ended May 31, 2001, the Distributor retained ap-proximately $192,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $44,600 of CDSC on share redemptions during the fiscal year ended May 31, 2001.

7. Composition of Net Assets

At May 31, 2001, the Fund had an unlimited number of $.01 par value shares au-thorized. Net assets consisted of:

----------------------------
Capital paid-
 in            $333,499,772
Undistributed
 net
 investment
 income             154,037
Accumulated
 net realized
 gain (loss)
 from
 investment
 transactions    (1,138,134)
Net
 unrealized
 appreciation
 of
 investments      8,605,122
----------------------------
Net assets     $341,120,797
----------------------------


-------------------------------------------------------------------------------
20

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                  Investment Operations              Less Distributions
                            -------------------------------    ------------------------------
FLORIDA
                                              Net                  From
                                        Realized/                and in
                                       Unrealized                Excess
                Beginning        Net      Invest-                of Net                          Ending
                      Net    Invest-         ment               Invest-                             Net
Year Ended          Asset       ment         Gain                  ment    Capital                Asset         Total
May 31,             Value     Income       (Loss)     Total      Income      Gains    Total       Value     Return(a)
---------------------------------------------------------------------------------------------------------------------
 Class A (6/90)
 2001              $ 9.97      $.56         $ .36     $ .92       $(.55)    $  --    $(.55)     $10.34          9.35%
 2000               10.76       .54          (.77)     (.23)       (.55)     (.01)    (.56)       9.97         (2.17)
 1999               10.94       .55          (.14)      .41        (.55)     (.04)    (.59)      10.76          3.78
 1998               10.60       .56           .34       .90        (.55)     (.01)    (.56)      10.94          8.67
 1997               10.39       .56           .21       .77        (.56)       --     (.56)      10.60          7.59
 Class B (2/97)
 2001                9.96       .48           .36       .84        (.47)       --     (.47)      10.33          8.53
 2000               10.77       .46          (.79)     (.33)       (.47)     (.01)    (.48)       9.96         (3.10)
 1999               10.95       .47          (.14)      .33        (.47)     (.04)    (.51)      10.77          3.05
 1998               10.61       .48           .35       .83        (.48)     (.01)    (.49)      10.95          7.89
 1997(d)            10.59       .16           .02       .18        (.16)       --     (.16)      10.61          1.70
 Class C (9/95)
 2001                9.97       .50           .36       .86        (.49)       --     (.49)      10.34          8.78
 2000               10.77       .48          (.78)     (.30)       (.49)     (.01)    (.50)       9.97         (2.79)
 1999               10.95       .49          (.14)      .35        (.49)     (.04)    (.53)      10.77          3.22
 1998               10.60       .50           .36       .86        (.50)     (.01)    (.51)      10.95          8.20
 1997               10.39       .50           .21       .71        (.50)       --     (.50)      10.60          7.00
 Class R (2/97)
 2001                9.96       .58           .35       .93        (.56)       --     (.56)      10.33          9.54
 2000               10.76       .56          (.78)     (.22)       (.57)     (.01)    (.58)       9.96         (2.07)
 1999               10.94       .57          (.14)      .43        (.57)     (.04)    (.61)      10.76          4.01
 1998               10.60       .58           .35       .93        (.58)     (.01)    (.59)      10.94          8.91
 1997(d)            10.59       .19           .01       .20        (.19)       --     (.19)      10.60          1.93
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                     Ratios/Supplemental Data
                ------------------------------------------------------------------------------------------------
                                Before Credit/              After               After Credit/
                                Reimbursement          Reimbursement(b)        Reimbursement(c)
FLORIDA                     --------------------     --------------------    ---------------------
                                           Ratio                    Ratio                    Ratio
                                              of                       of                       of
                                             Net                      Net                      Net
                                         Invest-                  Invest-                  Invest-
                            Ratio of        ment     Ratio of        ment     Ratio of        ment
                            Expenses      Income     Expenses      Income     Expenses      Income
                  Ending         to          to           to          to           to          to
                     Net    Average     Average      Average     Average      Average     Average     Portfolio
Year Ended        Assets        Net         Net          Net         Net          Net         Net      Turnover
May 31,            (000)     Assets      Assets       Assets      Assets       Assets      Assets          Rate
----------------------------------------------------------------------------------------------------------------
 Class A (6/90)
 2001           $239,837        .88%       5.42%         .88%       5.42%         .87%       5.43%          22%
 2000            250,178       1.02        5.27         1.02        5.27         1.01        5.28           18
 1999            297,505        .84        5.00          .84        5.00          .84        5.00           19
 1998            292,399        .84        5.13          .84        5.13          .84        5.13           14
 1997            296,970        .96        5.20          .82        5.34          .82        5.34           54
 Class B (2/97)
 2001             22,629       1.63        4.67         1.63        4.67         1.62        4.68           22
 2000             17,476       1.79        4.52         1.79        4.52         1.78        4.53           18
 1999             15,768       1.59        4.25         1.59        4.25         1.59        4.25           19
 1998              5,266       1.59        4.35         1.59        4.35         1.59        4.35           14
 1997(d)             785       1.58*       4.52*        1.58*       4.52*        1.58*       4.52*          54
 Class C (9/95)
 2001             19,961       1.43        4.87         1.43        4.87         1.42        4.88           22
 2000             17,167       1.59        4.72         1.59        4.72         1.58        4.73           18
 1999             16,034       1.39        4.45         1.39        4.45         1.39        4.45           19
 1998              7,646       1.39        4.58         1.39        4.58         1.39        4.58           14
 1997              5,130       1.46        4.64         1.35        4.75         1.35        4.75           54
 Class R (2/97)
 2001             58,694        .68        5.62          .68        5.62          .67        5.63           22
 2000             56,943        .83        5.47          .83        5.47          .82        5.48           18
 1999             61,496        .64        5.20          .64        5.20          .64        5.20           19
 1998             56,428        .64        5.33          .64        5.33          .64        5.33           14
 1997(d)          54,247        .64*       5.55*         .64*       5.55*         .64*       5.55*          54
----------------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
21

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

We have audited the accompanying statement of net assets of the Nuveen Florida Municipal Bond Fund (the "Fund") (a series of the Nuveen Multistate Trust I (a Massachusetts business trust)), including the portfolio of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the pe-riod then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Fund for the year ended May 31, 1997 were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Florida Municipal Bond Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 11, 2001

-------------------------------------------------------------------------------
22

                                     Notes

----
23

                                     Notes

----
24

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


-------
25

     Serving
Investors
     For Generations



[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth,

Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

Nuveen
 Investments

                                                               N U V E E N
                                                                     Investments

--------------------------------------------------------------------------------
Nuveen Municipal Bond Funds
--------------------------------------------------------------------------------
                                       Annual Report dated May 31, 2001
                                     -------------------------------------------

Dependable, tax-free income
                    to help you keep more of what you earn.

                             [Photo appears here]

                                             Nuveen Maryland Municipal Bond Fund
                                         Nuveen Pennsylvania Municipal Bond Fund
                                             Nuveen Virginia Municipal Bond Fund

Table of Contents

1   Dear Shareholder
3   Nuveen Maryland Municipal Bond Fund
       From the Portfolio Manager
       Fund Spotlight
7   Nuveen Pennsylvania Municipal Bond Fund
       From the Portfolio Manager
       Fund Spotlight
11  Nuveen Virginia Municipal Bond Fund
       From the Portfolio Manager
       Fund Spotlight
15  Portfolio of Investments
29  Statement of Net Assets
30  Statement of Operations
31  Statement of Changes in Net Assets
33  Notes to Financial Statements
39  Financial Highlights
42  Report of Independent Public Accountants
45  Fund Information

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

--------------------------------------------------------------------------------
[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the past year, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, after the technology bubble burst. As a result, many missed the attractive values compounding for investors continuing to hold core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended. These kinds of experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and fixed-income investment disciplines. We will continue seeking ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains providing you and your advisor with the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can substantially reduce risk with only a small sacrifice in returns. This strategy not only seeks to provide a dependable base of income with a more comfortable balance of risk, but may also help investors build the confidence to remain fully invested through varied market cycles.

Nuveen's time-tested credit research and surveillance discipline uncovers income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25 percent over a 10-year period -- Nuveen's dividends have continued to provide a steady flow of income to investors. We have also made a priority of helping to preserve the investor's accumulated wealth in a tax-efficient manner.


                                                         Annual Report    page 1

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to manage $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, Nuveen offers core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor, call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Before investing or sending money, please read the prospectus carefully.

Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 16, 2001

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios--portfolios designed to help systematically compound your wealth over time.

Annual Report    page 2

From the Portfolio Manager
                                             NUVEEN MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Q.  What market environment did the Fund experience in the past 12 months?

A. Over the past 12 months, the Federal Reserve's interest rate policies and the slower rate of economic growth were the major influences shaping the market environment for municipal bonds. Since the beginning of 2001, the Fed has announced five interest rate cuts of 50 basis points. This brought the target rate to 4.0%, its lowest level since 1994. The Fed appears ready to continue easing rates if the economy remains sluggish. The Fed's interest rate cuts in 2001 have created a more favorable environment for new issuance and refundings, which boosted bond supply in the first five months. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. This general market environment helped many bonds perform well over the past fiscal year.

Q. How did the Fund perform during the fiscal year ended May 31, 2001? What factors influenced this performance?

A. For the 12 months ended May 31, 2001, the Fund's total return was 11.36% (Class A shares at net asset value), which outperformed the 10.79% average return posted by its peer group, the Lipper Maryland Municipal Debt Funds category, for the same period. However, the fund's performance trailed that of the national Lehman Brothers Municipal Bond Index, which returned 12.14 % over the past year.

    The Fund's performance relative to the Lehman index can be attributed in part to its shorter duration. Duration measures a fund's reaction to interest rate movements. During the 12 months ended May 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.20% to 5.62%. In this environment of falling yields (and rising bond values), funds with shorter durations would be expected to underperform the index. As of May 31, 2001, the Maryland fund had a duration of 6.79, compared with 7.68 for the Lehman index.


--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Your Investment
Management Team

--------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

                                                         Annual Report    page 3

Annualized Total Returns as of 5/31/01 /1/
                                                   One-Year        Five-Year
Maryland                                            11.36%           5.06%
Class A Shares at NAV
Lipper Maryland Municipal Debt                      10.79%           5.43%
Funds category average /2/
Lehman Brothers Municipal                           12.14%
Bond Index /3/

Tax-Free/4/ Yields as of 5/31/01
Class A Shares at NAV
SEC 30-Day Yield                                     4.71%
Taxable-Equivalent Yield /5/                         7.19%

Q.  What strategies were used to manage the Fund during the past year?

A. Despite the tight supply of municipal bonds in 2000, we still found new issues to add to our portfolio. We also added to our position in tobacco bonds. These Aa3 rated bonds offer the same exemptions from taxes as Maryland-issued paper.

    We should also mention that the Fund continued to hold bonds issued by Dimensions Healthcare Corporation. Like many other healthcare organizations, this organization faced cashflow problems compounded by Medicare/Medicaid reimbursement policies. Nuveen has put a special credit team in place to closely monitor the situation and work with the borrower to try to reach a positive resolution for shareholders.

Q. What is your outlook for this Fund as well as the municipal market in general?

    Overall, we believe the Fund is well positioned for the current market. For the remainder of this year, we could see 1% of the Fund's portfolio called and up to 15% in 2002. This position is very manageable, and we foresee no problems in working through it. Any proceeds from the bond calls will be reinvested as we find attractive opportunities in the market. Our goal will continue to be to find bonds that can help to diversify the Fund's
--------------------------------------------------------------------------------
1 Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.

2 For the Nuveen Maryland Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 40 funds in the Lipper Maryland Municipal Debt Funds category for the one-year period ended May 31, 2001, and 35 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Your Fund's
Investment
Objective

--------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Annual Report    page 4
    portfolio, enhance call protection, and provide support for the Fund's dividend. In May 2001, our dividend management strategies enabled us to increase the fund's dividend.

    Regarding the municipal bond market as a whole, the current environment continues to be generally favorable for fixed-income investments. With slow economic growth, controlled inflation, and good supply/demand dynamics, the municipal market-and the Fund-should continue to benefit. We will also continue to assess the impact of Bush's new tax laws. At this point, we do not think the new laws will have a significant impact on the demand for or yields on municipal bonds.

                                   Maryland
                  Growth of an Assumed $10,000 Investment /6/

                         [Mountain chart appears here]

            --- Nuveen Maryland Municipal Bond Fund (NAV) $16,648

            --- Nuveen Maryland Municipal Bond Fund (Offer) $15,949

            --- Nuveen Maryland Municipal Bond Index $18,430

-------------------------------------------------------------------------------
5 Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined state and federal income tax rate of 34.5%.

6 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                                         Annual Report    page 5

Fund Spotlight as of 5-31-01

NUVEEN MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                                        A Shares   B Shares   C Shares   R Shares
---------------------------------------------------------------------------------
NAV                          $ 10.14        $ 10.15        $ 10.14        $ 10.16
---------------------------------------------------------------------------------
CUSIP                      67065L831      67065L823      67065L815      67065L799
---------------------------------------------------------------------------------
Latest Dividend/1/           $0.0400        $0.0335        $0.0355        $0.0415
---------------------------------------------------------------------------------
Inception Date                  9/94           3/97           9/94          12/91
---------------------------------------------------------------------------------

Annualized Total Returns/2/
                               as of May 31, 2001        as of March 31, 2001

A Shares                          NAV       Offer              NAV      Offer
1 - Year                        11.36%      6.67%             9.98%     5.33%
---------------------------------------------------------------------------------
5 - Year                         5.06%      4.16%             5.02%     4.11%
---------------------------------------------------------------------------------
Since Inception                  5.67%      5.17%             5.76%     5.26%
---------------------------------------------------------------------------------

B Shares                      w/o CDSC     w/CDSC          w/o CDSC    w/CDSC
1 - Year                        10.53%      6.53%             9.27%     5.27%
---------------------------------------------------------------------------------
5 - Year                         4.31%      4.14%             4.29%     4.12%
---------------------------------------------------------------------------------
Since Inception                  5.04%      5.04%             5.13%     5.13%
---------------------------------------------------------------------------------

C Shares                                      NAV                         NAV
1 - Year                                   10.64%                       9.49%
---------------------------------------------------------------------------------
5 - Year                                    4.46%                       4.43%
---------------------------------------------------------------------------------
Since Inception                             5.00%                       5.10%
---------------------------------------------------------------------------------

R Shares                                      NAV                         NAV
1 - Year                                   11.41%                      10.15%
---------------------------------------------------------------------------------
5 - Year                                    5.26%                       5.24%
---------------------------------------------------------------------------------
Since Inception                             5.90%                       6.01%
---------------------------------------------------------------------------------


Tax-Free Yields                                  Bond Credit Quality/4/
     as of May 31, 2001                          [Pie Chart appears here]
A Shares                       NAV  Offer        AAA/U.S. Guaranteed            54%
-----------------------------------------        ----------------------------------
SEC 30-Day Yield             4.71%  4.51%        AA                             21%
-----------------------------------------        ----------------------------------
Taxable-Equivalent Yield3    7.19%  6.89%        A                               6%
-----------------------------------------        ----------------------------------
                                                 BBB                            13%
B Shares                              NAV        ----------------------------------
SEC 30-Day Yield                    3.97%        NR                              6%
-----------------------------------------        ----------------------------------
Taxable-Equivalent Yield/3/         6.06%
-----------------------------------------

C Shares                              NAV
SEC 30-Day Yield                    4.16%
-----------------------------------------
Taxable-Equivalent Yield/3/         6.35%
-----------------------------------------

R Shares                              NAV
SEC 30-Day Yield                    4.91%
-----------------------------------------
Taxable-Equivalent Yield/3/         7.50%
-----------------------------------------

1 Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.

4 As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.

Top Five Sectors/4/
-------------------------------------

Housing (Multifamily)
21%
Tax Obligation (Limited)
15%
Healthcare
13%
Education and Civic Organizations
11%
Housing (Single Family)
10%


Portfolio Stats
-------------------------------------

Total Net Assets
$79.3 million

Average Duration
6.79

Average Effective Maturity
19.72 years




--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Annual Report    page 6

From the Portfolio Manager
                                         NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Q.  What market environment did the Fund experience in the past 12 months?

A. Over the past 12 months, the Federal Reserve's interest rate policies and the slower rate of economic growth were the major influences shaping the market environment for municipal bonds. Since the beginning of 2001, the Fed has announced five interest rate cuts of 50 basis points. This brought the target rate to 4.0%, its lowest level since 1994. The Fed appears ready to continue easing rates if the economy remains sluggish. The Fed's interest rate cuts in 2001 have created a more favorable environment for new issuance and refundings, which boosted bond supply in the first five months. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. This general market environment helped many bonds perform well over the past fiscal year.

Q. How did the Fund perform during the fiscal year ended May 31, 2001? What factors influenced this performance?

A. For the twelve months ended May 31, 2001, the Pennsylvania Fund posted a total return of 12.81% (Class A shares at net asset value), outperforming the 10.93% average return of the fund's peer group, the Lipper Pennsylvania Municipal Debt Funds category. The Fund also outperformed the national Lehman Brothers Municipal Bond Index's return of 12.14% for the same period.

    The Fund's strong performance can be attributed in part to its relatively long duration. Duration measures a fund's reaction to interest rate movements. During the twelve months ended May 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.20% to 5.62%. In this environment of falling yields (and rising bond values), funds with longer durations would be expected to perform better. As of May 31, 2001, the Pennsylvania fund had a duration of 8.22, compared with 7.68 for the Lehman index.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Your Investment
Management Team
--------------------------------------------------------------------------------
Nuveen's advisor for income investing is Nuveen Investment Management (NIM).
NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return
potential.   Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

                                                         Annual Report    page 7

Annualized Total Returns as of 5/31/01 /1/
                                                    One-Year        Five-Year
Pennsylvania                                         12.81%           5.69%
Class A Shares at NAV
Lipper Pennsylvania Municipal                        10.93%           5.25%
Debt Funds category average /2/
Lehman Brothers Municipal                            12.14%
Bond Index /3/

Tax-Free/4/ Yields as of 5/31/01
Class A Shares at NAV
SEC 30-Day Yield                                      4.70%
Taxable-Equivalent Yield /5/                          7.01%

Q.  What strategies were used to manage the fund during the past year?

A. During 2000, when the issuance of new Pennsylvania municipal bonds declined 42% from 1999 levels, tight supply often made it difficult for us to execute all of the strategies we had planned. However, as supply became more plentiful in 2001, we took advantage of this situation to carry out rebalancing and other strategies designed to enhance the Fund's portfolio. For example, the Fund had been holding a relatively large portion of BBB and nonrated bonds, primarily in the healthcare, education, and multifamily housing sectors, which we purchased for their attractive yields. Recent market conditions have provided opportunities to reduce some of this exposure by enabling us to sell lower-rated bonds at attractive prices. Overall, credit quality remained high, with 55% of the fund's assets invested in AAA/U.S. Guaranteed and AA bonds as of May 31, 2001. In addition, the Fund benefited from the relatively favorable resolution of the Allegheny Health and Education Research Foundation situation.

--------------------------------------------------------------------------------
1 Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.

2 For the Nuveen Pennsylvania Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 63 funds in the Lipper Pennsylvania Municipal Debt Funds category for the one-year period ended May 31, 2001, and 56 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Your Fund's
Investment
Objective

--------------------------------------------------------------------------------
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Annual Report    page 8

Q.  What is your outlook for this Fund and the municipal market in general?

A. In coming months, we will continue to explore the municipal market for bonds that can both add to the Fund's total return potential and support its dividend. We expect the Fund to benefit from this broadened focus on total return and income.

    Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. We will, of course, continue to closely monitor the economy, including Federal Reserve policies, in order to be prepared to respond appropriately to any developing situations. We will also continue to assess the impact of Bush's new tax laws. At this point, we do not think the new laws will have a significant impact on the demand for or yields on municipal bonds.

                                 Pennsylvania
                  Growth of an Assumed $10,000 Investment/6/

                         [Mountain chart appears here]

              --- Nuveen Pennsylvania Municipal Fund (NAV) $18,592

              --- Nuveen Pennsylvania Municipal Fund (Offer) $17,812

              --- Nuveen Pennsylvania Municipal Index $19,821

--------------------------------------------------------------------------------
5 Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined state and federal income tax rate of 33%.

6 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                                         Annual Report    page 9

Fund Spotlight as of 5-31-01
                                         NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Quick Facts
                          A Shares       B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
NAV                       $ 10.06        $ 10.07        $ 10.04        $ 10.05
--------------------------------------------------------------------------------
CUSIP                     67065L740      67065L732      67065L724      67065L716
--------------------------------------------------------------------------------
Latest Dividend/1/        $0.0435        $0.0375        $0.0390        $0.0450
--------------------------------------------------------------------------------
Inception Date            10/86          2/97           2/94           2/97
--------------------------------------------------------------------------------

Annualized Total Returns/2/
                              as of May 31, 2001            as of March 31, 2001
A Shares                   NAV             Offer            NAV            Offer
--------------------------------------------------------------------------------
1 - Year                12.81%             8.08%         10.78%            6.15%
--------------------------------------------------------------------------------
5 - Year                 5.69%             4.79%          5.65%            4.75%
--------------------------------------------------------------------------------
10 - Year                6.39%             5.94%          6.65%            6.20%
--------------------------------------------------------------------------------

B Shares              w/o CDSC            w/CDSC       w/o CDSC           w/CDSC
--------------------------------------------------------------------------------
1 - Year                11.97%             7.97%          9.96%            5.96%
--------------------------------------------------------------------------------
5 - Year                 4.97%             4.81%          4.94%            4.77%
--------------------------------------------------------------------------------
10 - Year                5.90%             5.90%          6.16%            6.16%
--------------------------------------------------------------------------------

C Shares                                     NAV                             NAV
1 - Year                                  12.21%                          10.08%
--------------------------------------------------------------------------------
5 - Year                                   5.14%                           5.05%
--------------------------------------------------------------------------------
10 - Year                                  5.81%                           6.05%
--------------------------------------------------------------------------------

R Shares                                     NAV                             NAV
1 - Year                                  13.01%                          10.88%
--------------------------------------------------------------------------------
5 - Year                                   5.88%                           5.81%
--------------------------------------------------------------------------------
10 - Year                                  6.49%                           6.73%
--------------------------------------------------------------------------------

Tax-Free Yields                                    Bond Credit Quality/4/
                              as of May 31, 2001
                                                   [Pie chart appears here]
A Shares                          NAV      Offer
SEC 30-Day Yield                4.70%      4.50%   AAA/U.S. Guaranteed       42%
------------------------------------------------   -----------------------------
Taxable-Equivalent Yield/3/     7.01%      6.72%   AA                        13%
------------------------------------------------   -----------------------------
                                                   A                          6%
B Shares                                     NAV   -----------------------------
SEC 30-Day Yield                           3.95%   BBB                       32%
------------------------------------------------   -----------------------------
Taxable-Equivalent Yield/3/                5.90%   NR                         6%
------------------------------------------------   -----------------------------
                                                   Other                      1%
C Shares                                     NAV   -----------------------------
SEC 30-Day Yield                           4.15%
------------------------------------------------
Taxable-Equivalent Yield/3/                6.19%
------------------------------------------------

R Shares                                     NAV
SEC 30-Day Yield                           4.90%
------------------------------------------------
Taxable-Equivalent Yield/3/                7.31%
------------------------------------------------

--------------------------------------------------------------------------------
1 Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.

4 As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.

Top Five Sectors/4/
--------------------------------------------------------------------------------
Education and Civic Organizations
20%

U.S. Guaranteed
14%

Healthcare
13%

Long-Term Care
13%

Transportation
9%

Portfolio Stats
--------------------------------------------------------------------------------
Total Net Assets
$135.2 million

Average Duration
8.22

Average Effective Maturity
21.13 years

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report    page 10

From the Portfolio Manager
                                             NUVEEN VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.  What market environment did the Fund experience in the past 12 months?

A. Over the past 12 months, the Federal Reserve's interest rate policies and the slower rate of economic growth were the major influences shaping the market environment for municipal bonds. Since the beginning of 2001, the Fed has announced five interest rate cuts of 50 basis points. This brought the target rate to 4.0%, its lowest level since 1994. The Fed appears ready to continue easing rates if the economy remains sluggish. The Fed's interest rate cuts in 2001 have created a more favorable environment for new issuance and refundings, which boosted bond supply in the first five months. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. This general market environment helped many bonds perform well over the past fiscal year.

Q. How did the Fund perform during the fiscal year ended May 31, 2001? What factors influenced this performance?

A. For the 12 months ended May 31, 2001, the Virginia Fund posted a total return of 11.27% (Class A shares at net asset value), outperforming the 10.90% average return of the fund's peer group, the Lipper Virginia Municipal Debt Funds category. However, the fund trailed the national Lehman Brothers Municipal Bond Index's return of 12.14% for the same period.

    The Fund's performance relative to the Lehman index can be attributed in part to its shorter duration. Duration measures a fund's reaction to interest rate movements. During the 12 months ended May 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.20% to 5.62%. In this environment of falling yields (and rising bond values), funds with shorter durations would be expected to underperform the index. As of May 31, 2001, the Virginia Fund had a duration of 6.22, compared with 7.68 for the Lehman index.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Investment Management
(NIM) only through the end of the reporting period indicated on the cover. NIM's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for the Nuveen Funds.

                                                        Annual Report    page 11

Annualized Total Returns as of 5/31/01 /1/

                                             One-Year    Five-Year
    Virginia                                  11.27%       5.88%
    Class A Shares at NAV

    Lipper Virginia Municipal                 10.90%       5.60%
    Debt Funds category average/2/

    Lehman Brothers Municipal                 12.14%
    Bond Index/3/

    Tax-Free/4/ Yields as of 5/31/01

    Class A Shares at NAV

    SEC 30-Day Yield                           4.51%

    Taxable-Equivalent Yield/5/                6.94%

Q.  What strategies were used to manage the Fund during the past year?

A. During 2000, we took an aggressive approach to ensuring that the Fund was well positioned by buying high-quality bonds with good call protection and keeping the Fund's assets fully invested. As the bond market rallied, the Fund benefited from these strategies, especially as supply became more limited and less diverse. During the past year, Virginia's major investment in upgrading the infrastructure of state airport facilities provided several opportunities to purchase bonds issued by airports such as Richmond, Norfolk, and Washington/Dulles (Metropolitan Washington Airports Authority).

Q.  What is your outlook for this Fund and the municipal market in general?

A. Overall, we continue to be positive in our outlook for the fixed-income markets over the next 12 months. We believe the Fund remains well positioned. One factor that could drive some of our activity going forward is bond calls. Over the remainder of 2001, 5% of the Fund's portfolio is comprised of callable bonds with over 16% callable in 2002, depending on market interest rates during this period. We will also continue to assess the impact of Bush's new tax laws. At this point, we do not think the new laws will have a significant impact on the demand for or yields on municipal bonds.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended May 31, 2001.

/2/ For the Nuveen Virginia Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 37 funds in the Lipper Virginia Municipal Debt Funds category for the one-year period ended May 31, 2001, and 33 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/4/ Certain investors may be subject to the federal alternative minimum tax. Capital gains, if any, are subject to tax.


Your Fund's
Investment
Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Annual Report    page 12

In general, this position appears to be very manageable, and we foresee no problems in working through the bond calls. Any proceeds from the calls will be reinvested as we find attractive opportunities in the market.

                                   Virginia

                  Growth of an Assumed $10,000 Investment/6/

                         [Mountain Chart appears here]

      Nuveen Virginia Municipal Bond Fund (NAV) $18,855

      Nuveen Virginia Municipal Bond Fund (Offer) $18,063

      Lehman Brothers Municipal Bond Index $19,821

--------------------------------------------------------------------------------
/5/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined state and federal income tax rate of 35%.

/6/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

How Your Fund
Pursues Its
Objective

--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade.

The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Annual Report    page 13

Fund Spotlight as of 5-31-01
       NUVEEN VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Quick Facts
                            A Shares      B Shares      C Shares       R Shares
--------------------------------------------------------------------------------
NAV                         $10.69        $10.67        $10.67         $10.67
--------------------------------------------------------------------------------
CUSIP                       67065L690     67065L682     67065L674      67065L666
--------------------------------------------------------------------------------
Latest Dividend/1/          $0.0440       $0.0375       $0.0395        $0.0460
--------------------------------------------------------------------------------
Inception Date              3/86          2/97          10/93          2/97
--------------------------------------------------------------------------------

Annualized Total Returns/2/
                              as of May 31, 2001           as of March 31, 2001
A Shares                          NAV      Offer             NAV          Offer

1 - Year                       11.27%      6.63%           9.86%          5.27%
--------------------------------------------------------------------------------
5 - Year                        5.88%      4.97%           5.88%          4.97%
--------------------------------------------------------------------------------
10 - Year                       6.55%      6.09%           6.82%          6.36%
--------------------------------------------------------------------------------

B Shares                     w/o CDSC     w/CDSC        w/o CDSC         w/CDSC

1 - Year                       10.26%      6.26%           8.98%          4.98%
--------------------------------------------------------------------------------
5 - Year                        5.10%      4.94%           5.12%          4.96%
--------------------------------------------------------------------------------
10 - Year                       6.04%      6.04%           6.30%          6.30%
--------------------------------------------------------------------------------

C Shares                                     NAV                            NAV

1 - Year                                  10.50%                          9.20%
--------------------------------------------------------------------------------
5 - Year                                   5.30%                          5.31%
--------------------------------------------------------------------------------
10 - Year                                  5.95%                          6.23%
--------------------------------------------------------------------------------

R Shares                                     NAV                            NAV

1 - Year                                  11.32%                         10.02%
--------------------------------------------------------------------------------
5 - Year                                   6.05%                          6.06%
--------------------------------------------------------------------------------
10 - Year                                  6.63%                          6.91%
--------------------------------------------------------------------------------

Tax-Free Yields
                              as of May 31, 2001

A Shares                            NAV    Offer

SEC 30-Day Yield                  4.51%    4.32%
------------------------------------------------
Taxable-Equivalent Yield/3/       6.94%    6.65%
------------------------------------------------

B Shares                                     NAV

SEC 30-Day Yield                           3.77%
------------------------------------------------
Taxable-Equivalent Yield/3/                5.80%
------------------------------------------------

C Shares                                     NAV

SEC 30-Day Yield                           3.96%
------------------------------------------------
Taxable-Equivalent Yield/3/                6.09%
------------------------------------------------

R Shares                                     NAV

SEC 30-Day Yield                           4.71%
------------------------------------------------
Taxable-Equivalent Yield/3/                7.25%
------------------------------------------------

Bond Credit Quality/4/

[Pie Chart appears here]

AAA/U.S. Guaranteed                          45%
------------------------------------------------
AA                                           22%
------------------------------------------------
A                                            11%
------------------------------------------------
BBB                                          16%
------------------------------------------------
NR                                            5%
------------------------------------------------
Other                                         1%
------------------------------------------------

--------------------------------------------------------------------------------

/1/ Paid June 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended May 31, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

/4/ As a percentage of long-term bond holdings as of May 31, 2001. Holdings are subject to change.

Top Five Sectors/4/

---------------------------------
U.S. Guaranteed
15%

Transportation
11%

Education and Civic Organizations
11%

Water and Sewer
11%

Tax Obligation (Limited)
11%


Portfolio Stats

-----------------------------

Total Net Assets
$217 million

Average Duration
6.22

Average Effective Maturity
17.52 years

----------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report     page 14

                 Portfolio of Investments
                 Nuveen Maryland Municipal Bond Fund
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Basic Materials - 2.0%

  $     1,500 Mayor and City Council of       4/02 at 103       AA- $ 1,585,035
               Baltimore (Maryland), Port
               Facilities Revenue Bonds
               (Consolidation Coal Sales
               Company Project), Series
               1984B, 6.500%, 10/01/11

-------------------------------------------------------------------------------
              Consumer Staples - 2.0%

              The Children's Trust Fund,
              Tobacco Settlement Asset-
              Backed Bonds, Series 2000:
        1,250  5.750%, 7/01/20                7/10 at 100       Aa3   1,297,838
          250  6.000%, 7/01/26                7/10 at 100       Aa3     261,283

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 10.9%

        1,000 Maryland Economic
               Development Corporation,
              Student Housing Revenue
              Bonds (Collegiate Housing
              Foundation - Salisbury
              Project), Series 1999A,
              6.000%, 6/01/19                 6/09 at 102      Baa3     987,550

              Maryland Economic
              Development Corporation,
              Student Housing Revenue
              Bonds (Collegiate Housing
              Foundation - University
              Courtyard Project), Series
              1999A:
        1,250  5.750%, 6/01/19                6/09 at 102      Baa3   1,200,625
          250  5.750%, 6/01/24                6/09 at 102      Baa3     235,873

          500 Maryland Health and Higher      7/08 at 102      BBB-     493,390
               Educational Facilities
               Authority, Educational
               Facilities Leasehold
               Mortgage Revenue Bonds,
               McLean School Issue,
               6.000%, 7/01/31

          250 Maryland Health and Higher      1/11 at 101       AAA     253,130
               Educational Facilities
               Authority, Revenue Bonds,
               Bullis School Issue,
               Series 2000, 5.250%,
               7/01/25

              Maryland Health and Higher
              Educational Facilities
              Authority, Educational
              Facilities Mortgage Revenue
              Bonds, Green Acres School
              Issue, Series 1998:
          665  5.300%, 7/01/18                7/06 at 102      BBB-     621,842
        1,525  5.300%, 7/01/28                7/06 at 102      BBB-   1,361,612

        1,000 Maryland Health and Higher      7/08 at 102        AA   1,009,360
               Educational Facilities
               Authority, Refunding
               Revenue Bonds, The Johns
               Hopkins University Issue,
               Series 1998, 5.125%,
               7/01/20

        1,500 Morgan State University,       No Opt. Call       AAA   1,698,345
               Maryland, Academic Fees
               and Auxiliary Facilities
               Fees, Revenue Refunding
               Bonds, 1993 Series,
               6.100%, 7/01/20

          750 University of Puerto Rico,      6/10 at 100       AAA     797,910
               University System Revenue
               Bonds, Series O, 5.750%,
               6/01/19

-------------------------------------------------------------------------------
              Healthcare - 13.1%

        2,165 City of Gaithersburg,          No Opt. Call       AAA   2,517,743
               Maryland, Nursing Home
               Revenue Refunding Bonds
               (Shady Grove Adventist
               Nursing and Rehabilitation
               Center Project), Series
               1992A, 6.500%, 9/01/12

        1,725 Maryland Economic               4/11 at 102       N/R   1,730,192
               Development Corporation,
               Revenue Bonds (Health and
               Mental Hygiene Providers -
                  Facilities Acquisition
               Program), Series 1996A,
               7.625%, 4/01/21

        2,000 Maryland Health and Higher      6/09 at 101         A   1,972,720
               Educational Facilities
               Authority, Kaiser
               Permanente Revenue Bonds,
               Series 1998A, 5.375%,
               7/01/15

          750 Maryland Health and Higher      7/10 at 101      Baa1     795,248
               Educational Facilities
               Authority, Revenue Bonds
               (University of Maryland
               Medical System Issue),
               Series 2000, 6.750%,
               7/01/30

        1,000 Maryland Health and Higher      7/03 at 102       AAA   1,013,400
               Educational Facilities
               Authority, Refunding
               Revenue Bonds (Francis
               Scott Key Medical Center
               Issue), Series 1993,
               5.000%, 7/01/13

              Prince George's County,
              Maryland, Project and
              Refunding Revenue Bonds
              (Dimensions Health
              Corporation Issue), Series
              1994:
          155  4.750%, 7/01/03               No Opt. Call       N/R      93,107
          295  4.850%, 7/01/04               No Opt. Call       N/R     177,212
        2,000  5.375%, 7/01/14                7/04 at 102       N/R   1,001,740

        1,000 Puerto Rico Industrial,         1/05 at 102       AAA   1,067,970
               Tourist, Educational,
               Medical and Environmental
               Control Facilities
               Financing Authority,
               Hospital Revenue Bonds
               (Hospital Auxilio Mutuo
               Obligated Group Project),
               Series 1995A, 6.250%,
               7/01/16

-------------------------------------------------------------------------------
              Housing/Multifamily - 20.1%

          750 Baltimore County, Maryland,    10/08 at 102       AAA     729,480
               Mortgage Revenue Refunding
               Bonds (GNMA
               Collateralized - Cross
               Creek Apartments Project),
               Series 1998A, 5.250%,
               10/20/33

        1,000 Baltimore City, Maryland,      12/02 at 102       AAA   1,036,180
               Mortgage Revenue Refunding
               Bonds, Series 1992 (GNMA
               Collateralized - Tindeco
               Wharf Apartments Project),
               6.700%, 12/20/28


--------------------------------------------------------------------------------
15

                 Portfolio of Investments
                 Nuveen Maryland Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Housing/Multifamily
              (continued)

   $    1,000 Howard County, Maryland,        7/02 at 102       AAA $ 1,028,970
               Mortgage Revenue
               Refunding Bonds (Howard
               Hills Townhouses
               Project - FHA-Insured
               Mortgage Loan), Series
               1992, 6.400%, 7/01/24

        2,000 Howard County, Maryland,        7/02 at 104      Baa2   2,103,540
               Multifamily Housing
               Revenue Refunding Bonds
               (Chase Glen Project),
               Series 1994, 7.000%,
               7/01/24 (Mandatory put
               7/01/04)

              Community Development
              Administration, Maryland
              Department of Housing
              and Community
              Development, Multifamily
              Housing Revenue Bonds
              (Insured Mortgage
              Loans), Series 1992D:
          700  6.700%, 5/15/27                5/02 at 102       Aa3     721,140
          500  6.750%, 5/15/33                5/02 at 102        Aa     515,265

        1,000 Community Development           1/09 at 101       Aa2     972,620
               Administration,
               Maryland Department of
               Housing and Community
               Development, Housing
               Revenue Bonds, Series
               1999A, 5.350%, 7/01/41
               (Alternative Minimum
               Tax)

        1,000 Community Development           1/10 at 100       Aa2   1,041,690
               Administration,
               Maryland Department of
               Housing and Community
               Development, Housing
               Revenue Bonds, Series
               1999B, 6.250%, 7/01/32
               (Alternative Minimum
               Tax)

        1,000 Community Development      10/08 at 101 1/2       Aaa     963,600
               Administration,
               Maryland Department of
               Housing and Community
               Development,
               Multifamily Development
               Revenue Bonds (Auburn
               Manor Project), Series
               1998A, 5.300%, 10/01/28
               (Alternative Minimum
               Tax)

        1,000 Housing Opportunities           7/05 at 102       Aa2   1,035,940
               Commission of
               Montgomery County,
               Maryland, Multifamily
               Housing Revenue Bonds,
               Series 1995A, 6.000%,
               7/01/20

        2,420 Housing Opportunities           7/08 at 101       Aaa   2,337,212
               Commission of
               Montgomery County,
               Maryland, Multifamily
               Housing Development
               Bonds, Series 1998A,
               5.250%, 7/01/29
               (Alternative Minimum
               Tax)

        1,550 Prince George's County          1/02 at 102       AAA   1,593,214
               Housing Authority (New
               Keystone Apartments -
                FHA-Insured), 6.800%,
               7/01/25

          860 Housing Authority of           11/01 at 100       AAA     860,181
               Prince George's County,
               Maryland, Mortgage
               Revenue Refunding Bonds
               (Collateralized
               Foxglenn Apartments
               Project), Series 1998A,
               5.450%, 5/20/14
               (Alternative Minimum
               Tax)

        1,000 Housing Authority of            9/09 at 102       AAA   1,033,820
               Prince George's County,
               Maryland, Mortgage
               Revenue Bonds (GNMA
               Collateralized -
                University Landing at
               Langley Apartments
               Project), Series 1999,
               6.100%, 3/20/41
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Housing/Single Family -
               10.2%

        1,150 Community Development           9/09 at 100       Aa2   1,197,219
               Administration,
               Maryland Department of
               Housing and Community
               Development,
               Residential Revenue
               Bonds, Series 2000B,
               6.150%, 9/01/32
               (Alternative Minimum
               Tax)

          500 Community Development           3/10 at 100       Aa2     527,495
               Administration,
               Maryland Department of
               Housing and Community
               Development,
               Residential Revenue
               Bonds, Series 2000D,
               6.250%, 9/01/32
               (Alternative Minimum
               Tax)

        1,500 Community Development           9/10 at 100       Aa2   1,518,045
               Administration,
               Maryland Department of
               Housing and Community
               Development,
               Residential Revenue
               Bonds, Series H,
               5.800%, 9/01/32
               (Alternative Minimum
               Tax)

        1,530 Housing Opportunities           7/04 at 102       Aa2   1,622,183
               Commission of
               Montgomery County,
               Maryland, Single Family
               Mortgage Revenue Bonds,
               Series 1994A, 6.600%,
               7/01/14

        2,885 Housing Authority of            8/07 at 102       AAA   2,948,816
               Prince George's County,
               Maryland,
               FHLMC/FNMA/GNMA
               Collateralized Single
               Family Mortgage Revenue
               Bonds, Series 1997,
               5.750%, 8/01/26
               (Alternative Minimum
               Tax)

          250 Housing Authority of           No Opt. Call       AAA     262,253
               Prince George's County,
               Maryland,
               FHLMC/FNMA/GNMA
               Collateralized Single
               Family Mortgage Revenue
               Bonds, Series 2000A,
               6.150%, 8/01/19

-------------------------------------------------------------------------------
              Long-Term Care - 1.3%

          500 Carroll County,                 1/09 at 101        AA     507,975
               Maryland, Revenue
               Bonds, EMA Obligated
               Group Issue (Fairhaven
               and Copper Ridge),
               Refunding Series 1999A,
               5.500%, 1/01/19

          500 Carroll County,                 1/09 at 101        AA     508,865
               Maryland, Refunding
               Revenue Bonds, EMA
               Obligated Group Issue
               (Fairhaven and Copper
               Ridge), Series 1999A,
               5.625%, 1/01/25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Tax Obligation/General -
               7.1%

   $      500 Villages of Lake                7/10 at 102        AA $   503,795
               Linganore Community
               Development Authority,
               Frederick County,
               Maryland, Special
               Obligation Bonds, Series
               2001A, 5.600%, 7/01/20

        3,000 State of Maryland, State       No Opt. Call       Aaa   3,727,200
              and Local Facilities, PA-
              816-R RITES, Series 2001,
              9.201%, 3/01/15 (IF)

        1,000 Montgomery County,              1/10 at 101       AAA   1,067,340
               Maryland, General
               Obligation Bonds,
               Consolidated Public
               Improvement Bonds of
               Series 2000A, 5.750%,
               1/01/19

          300 Northern Mariana Islands        6/10 at 100         A     306,162
              Commonwealth, General
              Obligation Bonds, Series
              2000A, 6.000%, 6/01/20

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               15.1%

        1,250 Anne Arundel County,            7/09 at 102       N/R   1,320,363
               Maryland, Special
               Obligation Bonds
               (Arundel Mills Project),
               Series 1999, 7.100%,
               7/01/29

        1,000 Mayor and City Council of      10/07 at 102       AAA   1,005,690
               Baltimore, Maryland,
               Certificates of
               Participation, Emergency
               Telecommunications
               Facilities, Series
               1997A, 5.000%, 10/01/17

        1,500 Mayor and City Council of       9/08 at 102       AAA   1,493,670
               Baltimore, Maryland,
               Convention Center
               Refunding Revenue Bonds,
               Series 1998, 5.000%,
               9/01/19

        1,110 Maryland Department of          6/10 at 101       Aaa   1,180,596
               Housing and Community
               Development, Community
               Development
               Administration
               Infrastructure Financing
               Bonds (MBIA Insured),
               Series 2000A, 5.875%,
               6/01/30

          900 Maryland Department of         10/10 at 101        AA     921,735
               Transportation,
               Certificates of
               Participation, Series
               2000, 5.500%, 10/15/18
               (Alternative Minimum
               Tax)

        1,760 Maryland Stadium               12/04 at 102       AAA   1,869,877
               Authority, Convention
               Center Expansion Lease
               Revenue Bonds, Series
               1994, 5.875%, 12/15/12

          500 New Baltimore City Board       11/10 at 100       AA+     511,225
               of School Commissioners,
               Maryland, School System
               Revenue Bonds, Series
               2000, 5.125%, 11/01/15

        1,000 Puerto Rico Highway and         7/10 at 101       AAA   1,080,590
               Transportation
               Authority,
               Transportation Revenue
               Bonds, Series B, 5.750%,
               7/01/16

        1,500 Virgin Islands Public          10/10 at 101      BBB-   1,610,175
               Finance Authority,
               Revenue Bonds (Virgin
               Islands Gross Receipts
               Tax Loan Note), Series
               1999A, 6.500%, 10/01/24

        1,000 Washington Suburban             6/07 at 100       AAA   1,006,150
               Sanitary District
               (Montgomery and Prince
               Georges Counties,
               Maryland), General
               Construction Bonds,
               Series 1997, 5.125%,
               6/01/19

-------------------------------------------------------------------------------
              Transportation - 3.7%

        1,000 Maryland Transportation         7/02 at 100        A+   1,020,680
               Authority, Revenue Bonds
               (Transportation
               Facilities Projects),
               Series 1992, 5.750%,
               7/01/15

        1,000 Puerto Rico Ports               6/06 at 102      BBB-   1,023,570
               Authority, Special
               Facilities Revenue Bonds
               (American Airlines, Inc.
               Project), Series 1996A,
               6.250%, 6/01/26
               (Alternative Minimum
               Tax)

          900 Washington D.C.                 1/04 at 102       AAA     912,564
               Metropolitan Area
               Transit Authority, Gross
               Revenue Transit
               Refunding Bonds, Series
               1993, 5.250%, 7/01/14

-------------------------------------------------------------------------------
              U.S. Guaranteed - 3.9%

          600 Mayor and City Council of      10/02 at 100       AAA     628,518
               Baltimore, Maryland,
               General Obligation
               Consolidated Public
               Improvement Bonds,
               Series 1992A, 6.500%,
               10/15/12 (Pre-refunded
               to 10/15/02)

          700 The National Capital Park       7/02 at 102     AA***     738,423
               and Planning Commission
               (Prince Georges County,
               Maryland), General
               Obligation Park
               Acquisition and
               Development Bonds,
               Series L-2, 6.125%,
               7/01/10 (Pre-refunded to
               7/01/02)

          345 Maryland Transportation        No Opt. Call       AAA     406,658
               Authority,
               Transportation
               Facilities Project
               Revenue Bonds, First
               Series (Refunding),
               6.800%, 7/01/16

          500 Commonwealth of Puerto      7/02 at 101 1/2       AAA     527,535
               Rico, General Obligation
               Public Improvement
               Bonds, Series 1992,
               6.600%, 7/01/13 (Pre-
               refunded to 7/01/02)

          750 Puerto Rico                    10/10 at 101       AAA     780,840
               Infrastructure Financing
               Authority, Special
               Obligation Bonds, Series
               2000A, 5.500%, 10/01/20

-------------------------------------------------------------------------------
              Utilities - 3.3%

        1,000 Montgomery County,              6/03 at 102       AAA   1,039,140
               Maryland, Solid Waste
               System Revenue Bonds,
               Series 1993A, 5.875%,
               6/01/13 (Alternative
               Minimum Tax)

        1,500 Prince George's County,         1/03 at 102        A1   1,559,535
               Maryland, Pollution
               Control Revenue
               Refunding Bonds (Potomac
               Electric Project), 1993
               Series, 6.375%, 1/15/23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17

                 Portfolio of Investments
                 Nuveen Maryland Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                             Optional Call                Market
 Amount (000) Description                   Provisions* Ratings**       Value
-----------------------------------------------------------------------------
              Water and Sewer - 5.1%

   $    1,000 Mayor and City Council of    No Opt. Call       AAA $   981,820
               Baltimore, Maryland,
               Project and Refunding
               Revenue Bonds (Water
               Projects), Series 1994A,
               5.000%, 7/01/24

          750 Mayor and City Council of     7/08 at 101       AAA     733,958
               Baltimore, Maryland,
               Project and Refunding
               Revenue Bonds (Water
               Projects), Series 1998A,
               5.000%, 7/01/28


        1,500 Mayor and City Council of     7/06 at 101       AAA   1,531,200
               Baltimore, Maryland,
               Project and Refunding
               Revenue Bonds (Water
               Projects), Series 1996A,
               5.500%, 7/01/26

              Mayor and City Council of
              Baltimore, Maryland,
              Project and Refunding
              Revenue Bonds (Water
              Projects), Series 2000A:
          500  6.000%, 7/01/15              7/10 at 100       AAA     548,555
          250  6.000%, 7/01/19              7/10 at 100       AAA     271,381

-----------------------------------------------------------------------------
   $   75,990 Total Investments (cost                              77,547,773
               $76,464,963) - 97.8%
-----------------------------------------------------------------------------
------------
              Other Assets Less                                     1,728,698
               Liabilities - 2.2%
         --------------------------------------------------------------------
              Net Assets - 100%                                   $79,276,471
         --------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18

                 Portfolio of Investments
                 Nuveen Pennsylvania Municipal Bond Fund
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Capital Goods - 2.2%

     $  3,000 Delaware County Industrial     1/08 at 102       BBB $  2,968,020
               Development Authority
               (Pennsylvania), Refunding
               Revenue Bonds, Series A
               1997 (Resource Recovery
               Facility), 6.200%,
               7/01/19

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 20.4%

        3,000 Allegheny County Higher        2/06 at 102      Baa3    3,010,230
               Education Building
               Authority (Commonwealth
               of Pennsylvania), College
               Revenue Bonds, Series A
               of 1996 (Robert Morris
               College), 6.250%, 2/15/26

              Allegheny County Higher
              Education Building
              Authority (Commonwealth of
              Pennsylvania), College
              Revenue Refunding Bonds,
              Series A of 1998 (Robert
              Morris College):
        1,190  5.500%, 5/01/15              No Opt. Call      Baa3    1,145,720
        1,500  6.000%, 5/01/28              No Opt. Call      Baa3    1,461,825

              Chester County Health and
              Education Facilities
              Authority (Pennsylvania),
              College Revenue Bonds,
              Series of 1998 (Immaculata
              College):
        1,300  5.600%, 10/15/18             10/08 at 102      BBB-    1,233,661
        2,300  5.625%, 10/15/27             10/08 at 102      BBB-    2,122,141

        4,515 Delaware County Authority     10/08 at 100      BBB-    4,015,415
               (Pennsylvania), College
               Revenue Refunding Bonds
               (Neumann College), Series
               1998A, 5.375%, 10/01/26

        6,075 Delaware County Authority      7/10 at 102       N/R    6,146,807
               (Pennsylvania), Student
               Housing Revenue Bonds
               (Collegiate Housing
               Foundation - Eastern
               College Project), Series
               2000A, 8.250%, 7/01/29

              New Wilmington Municipal
              Authority (Lawrence
              County, Pennsylvania),
              College Revenue Bonds
              (Westminster College),
              Series 1998:
        1,000  5.300%, 3/01/18               3/08 at 100      Baa1      934,790
          450  5.350%, 3/01/28               3/08 at 100      Baa1      405,117

        4,150 Pennsylvania Higher            4/08 at 102      BBB-    3,904,445
               Educational Facilities
               Authority, Geneva College
               Revenue Bonds, Series of
               1998, 5.375%, 4/01/15

        3,000 Pennsylvania Higher            5/09 at 100        A-    3,107,700
               Educational Facilities
               Authority, Drexel
               University Revenue Bonds,
               Series 1999, 6.000%,
               5/01/29

-------------------------------------------------------------------------------
              Energy - 2.8%

        3,500 Pennsylvania Economic         12/04 at 102       BBB    3,746,820
               Development Financing
               Authority (Sun Company,
               Inc., R&M Project),
               Series 1994A, 7.600%,
               12/01/24 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Healthcare - 12.8%

        2,000 Allegheny County Hospital     11/10 at 102        B+    2,013,840
               Development Authority,
               Pennsylvania, Health
               System Revenue Bonds
               (West Penn Allegheny
               Health System) Series
               2000B, 9.250%, 11/15/30

        2,500 Chester County Health and      5/08 at 101       AA-    2,365,000
               Educational Facilities
               Authority (Pennsylvania),
               Health System Revenue
               Bonds (Jefferson Health
               System), Series B of
               1997, 5.375%, 5/15/27

              Columbia County Hospital
              Authority, Pennsylvania,
              Health Care Revenue Bonds
              (The Bloomsburg Hospital
              Obligated Group Project),
              Series 1999:
        3,735  5.850%, 6/01/24               6/09 at 100      BBB-    3,071,403
        1,000  5.900%, 6/01/29               6/09 at 100      BBB-      807,920

        1,585 Jeannette Health Services     11/06 at 102      BBB+    1,449,070
               Authority, Hospital
               Revenue Bonds (Jeannette
               District Memorial
               Hospital), Series 1996A,
               6.000%, 11/01/18

        1,985 Philadelphia Hospitals and    11/02 at 102       BBB    1,834,239
               Higher Education
               Facilities Authority,
               Pennsylvania, Hospital
               Revenue Refunding Bonds
               (Chestnut Hill Hospital),
               6.500%, 11/15/22

        2,500 Philadelphia Hospitals and     7/07 at 102       BBB    2,253,175
               Higher Education
               Facilities Authority,
               Pennsylvania, Hospital
               Revenue Refunding Bonds
               (Jeanes Hospital
               Project), 5.875%, 7/01/17

              Pottsville Hospital
              Authority, Hospital
              Revenue Bonds (The
              Pottsville Hospital and
              Warne Clinic), Series
              1998:
        1,265  5.250%, 7/01/10              No Opt. Call      BBB-    1,135,085
        2,250  5.625%, 7/01/24               7/08 at 100      BBB-    1,830,083

          230 Sayre Health Care              9/01 at 102       AAA      235,251
               Facilities Authority,
               Pennsylvania, Revenue
               Bonds (Guthrie Healthcare
               System), Series 1991A,
               7.100%, 3/01/17

          350 Washington County Hospital     4/02 at 102        A2      365,687
               Authority, Hospital
               Revenue Bonds
               (Monongahela Valley
               Hospital, Inc. Project),
               Series 1992, 6.750%,
               12/01/08

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
19

                 Portfolio of Investments
                 Nuveen Pennsylvania Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Housing/Multifamily - 0.4%

     $    500 Bucks County Redevelopment     2/02 at 100       AAA $    504,095
               Authority, Pennsylvania,
               Mortgage Revenue
               Refunding Bonds
               (Warminster Heights
               Section 8 Assisted FHA-
               Insured Project), Series
               1992A, 6.875%, 8/01/23

-------------------------------------------------------------------------------
              Housing/Single Family -
               8.2%

        1,235 Allegheny County              No Opt. Call       Aaa      202,985
               Residential Finance
               Authority, Single Family
               Mortgage Revenue Bonds,
               Series 1994Z, 0.000%,
               5/01/27 (Alternative
               Minimum Tax)

          520 Pennsylvania Housing          10/01 at 102       AA+      532,990
               Finance Agency, Single
               Family Mortgage Revenue
               Bonds, Series 1991-32,
               7.150%, 4/01/15

        2,500 Pennsylvania Housing           4/06 at 102       AA+    2,667,600
               Finance Agency, Single
               Family Mortgage Revenue
               Bonds, Series 1996-50A,
               6.000%, 10/01/13

        2,000 Pennsylvania Housing           4/06 at 102       AA+    2,077,620
               Finance Agency, Single
               Family Mortgage Revenue
               Bonds, Series 1996-51,
               6.375%, 4/01/28
               (Alternative Minimum Tax)

        2,600 Urban Redevelopment            8/05 at 102         A    2,648,022
               Authority of Pittsburgh,
               Home Improvement Loan
               Bonds, Series 1995A,
               6.375%,
               8/01/18 (Alternative
               Minimum Tax)

          995 Urban Redevelopment            4/06 at 102       AAA    1,022,691
               Authority of Pittsburgh,
               Mortgage Revenue Bonds,
               Series D, 6.250%,
               10/01/17

          765 Urban Redevelopment            4/07 at 102       AAA      799,830
               Authority of Pittsburgh,
               Mortgage Revenue Bonds,
               Series 1997A, 6.200%,
               10/01/21 (Alternative
               Minimum Tax)

        1,055 Urban Redevelopment            4/04 at 102       AAA    1,097,422
               Authority of Pittsburgh,
               Mortgage Revenue Bonds,
               Series 1994A, 6.625%,
               4/01/22 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Long-Term Care - 12.8%

        2,855 Allegheny County              10/05 at 100       AAA    3,025,472
               Residential Finance
               Authority, Mortgage
               Revenue Bonds (FHA-
               Insured Mortgage - Ladies
               Grand Army of the
               Republic Health Facility
               Project), Series 1995G,
               6.350%, 10/01/36

        1,000 Butler County Industrial       6/03 at 102        A+      983,740
               Development Authority
               (Pennsylvania), Health
               Center Revenue Refunding
               Bonds (Pittsburgh
               Lifetime Care Community -
                Sherwood Oaks Project),
               Series 1993, 5.750%,
               6/01/16

              Chester County Health and
              Educational Facilities
              Authority (Pennsylvania),
              Mortgage Revenue Refunding
              Bonds (Tel Hai Obligated
              Group Project), Series
              1998:
        1,000  5.400%, 6/01/18              12/08 at 100       BBB      837,160
        1,100  5.500%, 6/01/25              12/08 at 100       BBB      895,334

        2,000 Montgomery County Higher       1/06 at 101       BBB    1,832,360
               Education and Health
               Authority, Mortgage
               Revenue Bonds (Waverly
               Heights Project), Series
               1996, 6.375%, 1/01/26

        9,230 Philadelphia Hospitals and     7/10 at 102       Aa2    9,772,724
               Higher Education
               Facilities Authority
               (Pennsylvania), FHA-
               Insured Mortgage Revenue
               Bonds (Northwood
               Project), Series 2000A,
               6.375%, 7/01/40

-------------------------------------------------------------------------------
              Tax Obligation/General -
               7.5%

              Chichester School District
               (Delaware County,
               Pennsylvania), General
               Obligation Bonds, Series
               1999:
        3,125  0.000%, 3/01/26              No Opt. Call       AAA      801,313
        3,125  0.000%, 3/01/27              No Opt. Call       AAA      758,063
        3,125  0.000%, 3/01/28              No Opt. Call       AAA      715,625
        3,125  0.000%, 3/01/29              No Opt. Call       AAA      675,813

              Girard School District
               (Erie County,
               Pennsylvania), General
               Obligation Bonds, Series
               1999B:
        1,645  0.000%, 11/01/26             No Opt. Call       AAA      391,461
        1,635  0.000%, 11/01/28             No Opt. Call       AAA      345,263

        2,000 Mckeesport Area School        10/06 at 100       AAA    2,211,000
               District (Allegheny
               County, Pennsylvania),
               General Obligation Bonds,
               Series 1996A, 6.000%,
               10/01/25

        4,875 Mckeesport Area School        No Opt. Call       AAA    1,319,516
               District (Allegheny
               County, Pennsylvania),
               General Obligation Bonds,
               Series 1997D, 0.000%,
               10/01/24

        2,195 Montour School District       No Opt. Call       AAA    1,151,936
               (Allegheny County,
               Pennsylvania), General
               Obligation Bonds, Series
               1993B, 0.000%, 1/01/14

        1,745 Plum Borough School            9/11 at 100       AAA    1,729,173
               District (Allegheny
               County, Pennsylvania),
               General Obligation Bonds,
               Series 2001, 5.200%,
               9/15/23 (WI, settling
               6/26/01)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               1.9%

     $  1,000 Redevelopment Authority of    12/10 at 101       N/R $  1,051,470
               Allegheny County,
               Pennsylvania, Tax
               Increment Finance Bonds
               (Waterfront Project),
               Series 2000A, 6.300%,
               12/15/18

        1,390 Pennsylvania                  No Opt. Call       AAA    1,561,429
               Intergovernmental
               Cooperative Authority
               (City of Philadelphia
               Funding Program), Series
               1994, 7.000%, 6/15/05

-------------------------------------------------------------------------------
              Transportation - 8.6%

           50 Pennsylvania Turnpike         12/02 at 102       AAA       50,706
               Commission, Turnpike
               Revenue Bonds, Series
               1992O, 5.500%, 12/01/17

        3,000 Philadelphia,                  6/07 at 102       AAA    2,991,600
               Pennsylvania, Airport
               Revenue Bonds,
               Philadelphia Airport
               System, Series 1997B,
               5.400%, 6/15/27
               (Alternative Minimum Tax)

              Sports and Exhibition
              Authority of Pittsburgh
              and Allegheny Counties,
              Pennsylvania, Parking
              Revenue Bonds, Series
              2001A:
        1,000  5.300%, 12/01/21             12/06 at 100       Aaa      994,440
        4,500  5.375%, 12/01/30             12/06 at 100       Aaa    4,434,525

        3,000 Public Parking Authority       6/10 at 100       AAA    3,196,290
               of Pittsburgh,
               Pennsylvania, Parking
               System Revenue Bonds,
               Series 2000, 6.000%,
               12/01/24

-------------------------------------------------------------------------------
              U.S. Guaranteed - 14.5%

          200 Allegheny County Hospital     10/01 at 100   BBB+***      202,750
               Development Authority
               (Pennsylvania), Hospital
               Revenue Bonds (St.
               Margaret Memorial
               Hospital), Series 1991A,
               7.125%, 10/01/21 (Pre-
               refunded to 10/01/01)

        1,525 Allegheny County Hospital     No Opt. Call       AAA    1,808,650
               Development Authority
               (Pennsylvania), Hospital
               Revenue Bonds (Allegheny
               Valley Hospital,
               Sublessee), Series Q,
               7.000%, 8/01/15

        2,000 Armstrong County Hospital     12/01 at 100       AAA    2,036,440
               Authority (Pennsylvania),
               Health Center Revenue
               Refunding Bonds
               (Canterbury Place
               Project), Series 1991,
               6.500%, 12/01/21 (Pre-
               refunded to 12/01/01)

        2,850 Deer Lakes School District     1/04 at 100       AAA    3,053,946
               (Allegheny County,
               Pennsylvania), General
               Obligation Bonds, Series
               1995, 6.350%, 1/15/14
               (Pre-refunded to 1/15/04)

        1,320 Delaware County Authority,    12/06 at 102       Aaa    1,372,206
               Health Facilities Revenue
               Bonds (Mercy Health
               Corporation of
               Southeastern Pennsylvania
               Obligated Group), Series
               1996, 6.000%, 12/15/26

          750 Northeastern Pennsylvania      2/05 at 100       AAA      826,763
               Hospital and Education
               Authority, College
               Revenue Bonds, Guaranteed
               (Luzerne County Community
               College), 6.625%, 8/15/15
               (Pre-refunded to 2/15/05)

        2,000 Pennsylvania Economic         12/05 at 102      A***    2,337,700
               Development Financing
               Authority, Exempt
               Facilities Revenue Bonds
               (MacMillan Bloedel
               Limited Partnership),
               7.600%, 12/01/20
               (Alternative Minimum Tax)
               (Pre-refunded to
               12/01/05)

        1,500 Pennsylvania                   6/05 at 100       AAA    1,684,995
               Intergovernmental
               Cooperative Authority,
               Special Tax Revenue Bonds
               (City of Philadelphia
               Funding Program), Series
               1994, 7.000%, 6/15/14
               (Pre-refunded to 6/15/05)

          250 Philadelphia Authority for     5/02 at 102    N/R***      263,270
               Industrial Development,
               Revenue Bonds (National
               Board of Medical
               Examiners Project),
               Series 1992, 6.750%,
               5/01/12 (Pre-refunded to
               5/01/02)

          650 City of Philadelphia,         No Opt. Call       AAA      784,193
               Pennsylvania, Gas Works
               Revenue Bonds, Twelfth
               Series B, 7.000%, 5/15/20

          450 City of Philadelphia,          7/03 at 102    BBB***      486,842
               Pennsylvania, Gas Works
               Revenue Bonds, Fourteenth
               Series, 6.375%, 7/01/26
               (Pre-refunded to 7/01/03)

        2,000 Philadelphia Hospitals and    No Opt. Call   BBB+***    2,206,520
               Higher Education
               Facilities Authority
               (Pennsylvania), Hospital
               Revenue Refunding Bonds
               (Pennsylvania Hospital),
               6.250%, 7/01/06

          500 St. Mary Hospital              7/02 at 102       AAA      529,265
               Authority, Hospital
               Revenue Bonds (Franciscan
               Health System - St. Mary
               Hospital of Langhorne,
               Inc.), Series 1992A,
               6.500%, 7/01/12 (Pre-
               refunded to 7/01/02)

          935 The Municipal Authority of    No Opt. Call       AAA    1,276,948
               the Borough of West View
               (Allegheny County,
               Pennsylvania), Special
               Obligation Bonds, Series
               1985A, 9.500%, 11/15/14

          600 The General Municipal         12/02 at 102    N/R***      650,178
               Authority of the City of
               Wilkes-Barre, Revenue
               Bonds (College
               Misericordia), Refunding
               Series 1992A, 7.750%,
               12/01/12 (Pre-refunded to
               12/01/02)

-------------------------------------------------------------------------------
              Utilities - 6.2%

          665 Greater Lebanon Refuse        11/02 at 100        A-      690,150
               Authority (Lebanon
               County, Pennsylvania),
               Solid Waste Revenue
               Bonds, Series 1992,
               7.000%, 11/15/04

        1,500 Lawrence County Industrial     9/01 at 102      Baa1    1,533,390
               Development Authority
               (Pennsylvania), Pollution
               Control Revenue Refunding
               Bonds (Pennsylvania Power
               Company - New Castle
               Project), Series A,
               7.150%, 3/01/17

--------------------------------------------------------------------------------
21

                 Portfolio of Investments
                 Nuveen Pennsylvania Municipal Bond Fund (continued)
                 May 31, 2001

    Principal
 Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
                                                                                                            Optional Call
                                                                                                Provisions* Ratings** Market Value
-----------------------------------------------------------------------------------------------------------------------------------
     $    550 Lehigh County Industrial Development Authority (Pennsylvania), Pollution
               Control Revenue Refunding Bonds (Pennsylvania Power and Light Company
               Project), Series 1995A, 6.150%, 8/01/29
                                                                                                 8/05 at 102       AAA $    580,421

        1,000 Northampton County Industrial Development Authority (Pennsylvania),
               Pollution Control Revenue Refunding Bonds (Metropolitan Edison Company
               Project), Series 1995A, 6.100%, 7/15/21
                                                                                                 7/05 at 102       AAA    1,056,000

        1,580 City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 1998 General
               Ordinance, Second Series, 5.000%, 7/01/29
                                                                                                 7/09 at 101       AAA    1,481,519

              City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth
               Series:
        2,000  6.375%, 7/01/14
          950  6.375%, 7/01/26
                                                                                                 7/03 at 102       AAA    2,132,780
                                                                                                 7/03 at 102       BBB      948,756

-----------------------------------------------------------------------------------------------------------------------------------
              Water and Sewer - 2.5%
-----------------------------------------------------------------------------------------------------------------------------------

          950 Luzerne County Industrial Development Authority, Exempt Facilities Revenue
               Bonds (Pennsylvania Gas and Water Company Project), Series 1992B, 7.125%,
               12/01/22 (Alternative Minimum Tax)
                                                                                                12/02 at 102        A3      992,323

        1,500 Luzerne County Industrial Development Authority, Exempt Facilities Revenue
               Refunding Bonds (Pennsylvania Gas and Water Company Project), Series 1994A,
               7.000%, 12/01/17
               (Alternative Minimum Tax)
                                                                                                12/04 at 102       AAA    1,664,700

          760 South Wayne County Water and Sewer Authority, Pennsylvania, Revenue
               Refunding Sewer Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)
                                                                                                 4/02 at 102       N/R      788,590

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     $153,255 Total Investments (cost $133,678,373) - 100.8%
-----------------------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - (0.8)%
         --------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%
         --------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22

                 Portfolio of Investments
                 Nuveen Virginia Municipal Bond Fund
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Basic Materials - 6.0%

  $     2,500 Industrial Development          2/08 at 102      Baa3 $ 2,285,900
               Authority of the County of
               Bedford, Virginia,
               Industrial Development
               Refunding Revenue Bonds
               (Nekoosa Packaging
               Corporation), Series 1998,
               5.600%, 12/01/25
               (Alternative Minimum Tax)

        2,000 Industrial Development         12/09 at 101      Baa3   1,990,120
               Authority of the County of
               Bedford, Virginia,
               Industrial Development
               Refunding Revenue Bonds
               (Nekoosa Packaging
               Corporation), Series 1999,
               6.300%, 12/01/25
               (Alternative Minimum Tax)

        2,000 Industrial Development          9/04 at 102      BBB+   2,089,460
               Authority of Covington-
               Alleghany County,
               Virginia, Pollution
               Control Facilities
               Refunding Revenue Bonds
               (Westvaco Corporation
               Project), Series 1994,
               6.650%, 9/01/18

        3,545 Industrial Development          4/04 at 102      BBB+   3,620,189
               Authority of the Isle of
               Wight County, Virginia,
               Solid Waste Disposal
               Facilities Revenue Bonds
               (Union Camp Corporation
               Project), Series 1994,
               6.550%, 4/01/24
               (Alternative Minimum Tax)

        3,000 Industrial Development          5/07 at 102      BBB+   3,003,540
               Authority of the Isle of
               Wight County, Virginia,
               Solid Waste Disposal
               Facilities Revenue Bonds
               (Union Camp Corporation
               Project), Series 1997,
               6.100%, 5/01/27
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Capital Goods - 1.8%

        2,250 Industrial Development         No Opt. Call       BBB   2,129,130
               Authority of the County of
               Charles City, Virginia,
               Solid Waste Disposal
               Revenue Refunding Bonds
               (USA Waste of Virginia,
               Inc. Project), Series
               1999, 4.875%, 2/01/09
               (Alternative Minimum Tax)

        2,000 Industrial Development         No Opt. Call       BB-   1,775,540
               Authority of the County of
               Henrico, Virginia, Solid
               Waste Disposal Revenue
               Bonds (Browning-Ferris
               Industries of South
               Atlantic, Inc. Project),
               Series 1996A, 5.450%,
               1/01/14 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Consumer Staples - 1.0%

        1,505 The Children's Trust Fund,      7/10 at 100       Aa3   1,562,596
               Tobacco Settlement Asset-
               Backed Bonds, Series 2000,
               5.750%, 7/01/20

          500 Industrial Development          4/07 at 101        A+     513,090
               Authority of the County of
               James City, Virginia,
               Sewage and Solid Waste
               Disposal Facilities
               Revenue Bonds (Anheuser
               Busch Project), Series
               1997, 6.000%, 4/01/32
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 10.7%

        2,000 Industrial Development          1/09 at 101        A1   2,086,300
               Authority of the City of
               Alexandria, Virginia,
               Educational Facilities
               Revenue Bonds (Episcopal
               High School), Series 1999,
               5.875%, 1/01/29

        1,500 Industrial Development         10/10 at 101       AAA   1,596,225
               Authority of the City of
               Alexandria, Virginia,
               Fixed Rate Revenue Bonds
               (Institute for Defense
               Analyses), Series 2000A,
               5.900%, 10/01/30

              Industrial Development
              Authority of Danville,
              Virginia, Student Housing
              Revenue Bonds (Collegiate
              Housing Foundation -
               Averett College Project),
              Series 1999A:
          680  6.875%, 6/01/20                6/09 at 102       N/R     668,692
        1,910  7.000%, 6/01/30                6/09 at 102       N/R   1,878,600

          500 Medical College of Hampton     11/01 at 102        A-     516,490
               Roads, Virginia, General
               Revenue Refunding Bonds,
               Series 1991A, 6.875%,
               11/15/16

              Industrial Development
              Authority of Loudoun
              County, Virginia,
              University Facilities
              Revenue Refunding Bonds
              (The George Washington
              University), Series of
              1992:
          500  6.250%, 5/15/12                5/02 at 102        A2     519,900
        2,225  6.250%, 5/15/22                5/02 at 102        A2   2,279,913

        1,000 City of Portsmouth,             5/07 at 102        AA     948,060
               Virginia, Golf Course
               System Revenue Bonds,
               Series 1998, 5.000%,
               5/01/23

        2,000 Prince William County Park     10/09 at 101        A3   2,074,420
               Authority, Virginia, Park
               Facilities Revenue
               Refunding and Improvement
               Bonds, Series 1999,
               6.000%, 10/15/28

        1,250 Industrial Development         10/03 at 102      Baa3   1,226,525
               Authority of Rockingham
               County, Virginia,
               Educational Facilities
               Revenue Bonds (Bridgewater
               College), Series 1993,
               6.000%, 10/01/23

              Staunton Industrial
               Development Authority,
               Educational Facilities
               Revenue Bonds (Mary
               Baldwin College):
          350  5.900%, 11/01/03              No Opt. Call       N/R     356,391
          370  6.000%, 11/01/04              No Opt. Call       N/R     380,127


--------------------------------------------------------------------------------
23

                 Portfolio of Investments
                 Nuveen Virginia Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations (continued)

 $      1,250 University of Puerto Rico,      6/10 at 100       AAA $ 1,329,850
               University System Revenue
               Bonds, Series O, 5.750%,
               6/01/19

        2,000 Virginia College Building      10/02 at 102      BBB+   2,075,740
               Authority, Educational
               Facilities Revenue Bonds
               (Roanoke College Project),
               Refunding Series 1992,
               6.625%, 10/15/12

        3,250 Virginia College Building       4/03 at 102        A+   3,346,948
               Authority, Educational
               Facilities Revenue
               Refunding Bonds (Hampton
               University Project),
               Series 1993, 5.750%,
               4/01/14

          420 Virginia College Building       1/04 at 102        AA     438,199
               Authority, Educational
               Facilities Revenue Bonds
               (The Washington and Lee
               University Project),
               Series 1994, 5.750%,
               1/01/14

        1,250 Virginia College Building       7/08 at 101        AA   1,180,288
               Authority, Educational
               Facilities Revenue
               Refunding Bonds (Marymount
               University Project),
               Series 1998, 5.125%,
               7/01/28

              Industrial Development
              Authority of the City of
              Winchester, Virginia,
              Educational Facilities
              First Mortgage Revenue
              Bonds (Shenandoah
              University Project), Series
              1994:
          180  6.700%, 10/01/14              10/04 at 102        AA     196,569
           95  6.750%, 10/01/19              10/04 at 102        AA     104,625

-------------------------------------------------------------------------------
              Healthcare - 8.2%

        1,125 Industrial Development         10/02 at 102       N/R   1,195,256
               Authority of Albemarle
               County, Virginia, Health
               Services Revenue Bonds
               (The University of
               Virginia Health Services
               Foundation), Series 1992,
               6.500%, 10/01/22

        2,060 Industrial Development         10/03 at 102        A2   2,132,121
               Authority of Albemarle
               County, Virginia, Hospital
               Refunding Revenue Bonds
               (Martha Jefferson
               Hospital), Series 1993,
               5.875%, 10/01/13

        2,000 Industrial Development          6/07 at 102       AAA   1,990,900
               Authority of the City of
               Fredericksburg, Virginia,
               Hospital Facilities
               Revenue Refunding Bonds
               (MediCorp Health System
               Obligated Group), Series
               1996, 5.250%, 6/15/23

        1,110 The Industrial Development     12/05 at 102       BBB   1,046,020
               Authority of the County of
               Giles, Virginia, Exempt
               Facility Revenue Bonds
               (Hoechst Celanese
               Project), Series 1995,
               5.950%, 12/01/25
               (Alternative Minimum Tax)

        3,250 Industrial Development         No Opt. Call       AAA   3,695,640
               Authority of the County of
               Hanover, Virginia,
               Hospital Revenue Bonds
               (Memorial Regional Medical
               Center Project at Hanover
               Medical Park) (Guaranteed
               by Bon Secours Health
               System Obligated Group),
               Series 1995, 6.375%,
               8/15/18

        2,000 Industrial Development          8/05 at 102       AAA   2,013,920
               Authority of the County of
               Hanover, Virginia,
               Hospital Revenue Bonds
               (Bon Secours Health System
               Projects), Series 1995,
               5.500%, 8/15/25

        1,250 Industrial Development          1/07 at 101        A+   1,297,712
               Authority of Henry County,
               Virginia, Hospital Revenue
               Bonds (Memorial Hospital
               of Martinsville and Henry
               Counties), Series 1997,
               6.000%, 1/01/27

              Industrial Development
              Authority of the City of
              Lynchburg, Virginia,
              Healthcare Facilities
              Revenue Refunding Bonds
              (Centra Health), Series
              1998:
        1,000  5.200%, 1/01/23                1/08 at 101        A+     974,020
        1,550  5.200%, 1/01/28                1/08 at 101        A+   1,494,789

        1,500 Medical College of Virginia     7/08 at 102       AAA   1,458,210
               Hospitals Authority,
               General Revenue Bonds,
               Series 1998, 5.125%,
               7/01/23

          400 Richmond Virginia               8/01 at 100       AA-     401,160
               Industrial Development
               Authority, Medical
               Facility Revenue Bonds
               (Richmond Metropolitan
               Blood Service), 7.125%,
               2/01/11

-------------------------------------------------------------------------------
              Housing/Multifamily - 6.7%

        1,000 Industrial Development          5/10 at 100       Aaa   1,038,300
               Authority of Arlington
               County, Virginia,
               Multifamily Housing
               Revenue Bonds (Patrick
               Henry Apartments Project),
               Series 2000, 6.050%,
               11/01/32 (Alternative
               Minimum Tax)
               (Mandatory put 11/01/20)

        1,105 Industrial Development         11/10 at 102       AAA   1,137,034
               Authority of Arlington
               County, Virginia,
               Multifamily Housing
               Mortgage Revenue Bonds
               (The Berkeley Apartments),
               Series 2000, 5.850%,
               12/01/20 (Alternative
               Minimum Tax)

        1,200 Fairfax County                  9/06 at 102       AAA   1,235,232
               Redevelopment and Housing
               Authority, Virginia, FHA-
               Insured Mortgage Housing
               for the Elderly Revenue
               Refunding Bonds (Little
               River Glen), Series 1996,
               6.100%, 9/01/26

        3,665 Economic Development            7/09 at 102       AAA   3,821,569
               Authority of Henrico
               County, Virginia, Beth
               Sholom Assisted Living
               Revenue Bonds, GNMA
               Mortgage-Backed Securities
               Financing, Series 1999A,
               6.000%, 7/20/39

        1,000 Lynchburg Redevelopment and     4/10 at 102       AAA   1,031,060
               Housing Authority,
               Virginia, Vistas Revenue
               Bonds, GNMA Mortgage-
               Backed Securities
               Financing, Series 2000A,
               6.200%, 1/20/40
               (Alternative Minimum Tax)

        2,000 Newport News Virginia           1/02 at 102       AAA   2,036,160
               Redevelopment and Housing
               Authority, Mortgage
               Revenue Refunding Bonds
               (West Apartments), Series
               A, 6.550%, 7/01/24

--------------------------------------------------------------------------------
24

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Housing/Multifamily
              (continued)

     $    480 Suffolk Redevelopment and      7/02 at 104      Baa2 $    501,653
               Housing Authority,
               Multifamily Housing
               Revenue Refunding Bonds
               (Chase Heritage at Dulles
               Project), Series 1994,
               7.000%, 7/01/24
               (Mandatory put 7/01/04)

        3,000 City of Virginia Beach        10/14 at 102       N/R    2,999,550
               Development Authority,
               Virginia, Multifamily
               Residential Rental
               Housing Revenue Bonds
               (The Hamptons and Hampton
               Court Apartments
               Project), Series 1999,
               7.500%, 10/01/39

          700 Virginia State Housing        11/01 at 102       AA+      714,756
               Development Authority,
               Multifamily Housing
               Bonds, Series 1991F,
               7.000%, 5/01/04

-------------------------------------------------------------------------------
              Housing/Single Family -
                7.1%

              Virginia Housing
               Development Authority,
               Commonwealth Mortgage
               Bonds, 1992 Series A:
        3,000  7.100%, 1/01/17               1/02 at 102       AA+    3,084,420
        1,000  7.100%, 1/01/22               1/02 at 102       AA+    1,027,500
        3,170  7.150%, 1/01/33               1/02 at 102       AA+    3,256,953

        2,000 Virginia Housing               7/05 at 102       AA+    2,065,860
               Development Authority,
               Commonwealth Mortgage
               Bonds, 1995 Series C,
               Subseries C-3,
               6.125%, 7/01/22
               (Alternative Minimum Tax)

        6,000 Virginia Housing               1/08 at 102       AA+    5,887,680
               Development Authority,
               Commonwealth Mortgage
               Bonds, 1996 Series G,
               Subseries G-1,
               5.300%, 1/01/22
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Long-Term Care - 1.2%

        1,000 Health Center Commission      12/06 at 102       AAA    1,026,810
               for the County of
               Chesterfield, Virginia,
               Mortgage Revenue Bonds
               (GNMA Collateralized -
                Lucy Corr Nursing Home
               Project), Series 1996,
               5.875%, 12/01/21

          500 Fairfax County                12/06 at 103       AAA      517,480
               Redevelopment and Housing
               Authority, Multifamily
               Housing Revenue Refunding
               Bonds (FHA-Insured
               Mortgage Loan - Paul
               Spring Retirement
               Center), Series 1996A,
               6.000%, 12/15/28

        1,140 Industrial Development         7/03 at 102       AAA    1,165,194
               Authority of the County
               of Henrico, Virginia,
               Nursing Facility Insured-
               Mortgage Refunding
               Revenue Bonds (Cambridge
               Manor Nursing Home),
               Series 1993,
               5.875%, 7/01/19

-------------------------------------------------------------------------------
              Tax Obligation/General -
                2.5%

          480 County of Chesterfield,        1/11 at 100       AAA      473,184
               Virginia, General
               Obligation Public
               Improvement Bonds, Series
               2001, 5.000%, 1/15/21

              The City of Hampton,
               Virginia, General
               Obligation Public
               Improvement Bonds, Series
               2000:
        1,500  5.750%, 2/01/17               2/10 at 102        AA    1,609,335
        1,685  6.000%, 2/01/20               2/10 at 102        AA    1,839,767

        1,555 Northern Mariana Islands       6/10 at 100         A    1,586,940
               Commonwealth, General
               Obligation Bonds, Series
               2000A, 6.000%, 6/01/20

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
                10.4%

        2,000 Industrial Development         7/06 at 102       AAA    2,058,340
               Authority of Brunswick
               County, Virginia,
               Correctional Facility
               Lease Revenue Bonds,
               Series 1996,
               5.500%, 7/01/17

          860 Fairfax County Economic        9/09 at 102        AA      935,336
               Development Authority,
               Virginia, Parking Revenue
               Bonds (Vienna II
               Metrorail Station
               Project), 1999 First
               Series, 6.000%, 9/01/18

        1,000 Greater Richmond               6/10 at 101        A-    1,075,670
               Convention Center
               Authority, Virginia,
               Hotel Tax Revenue Bonds
               (Convention Center
               Expansion Project),
               Series 2000, 6.125%,
               6/15/20

        1,000 Hampton Roads Regional         7/06 at 102       AAA    1,016,650
               Jail Authority, Virginia,
               Regional Jail Facility
               Revenue Bonds, Series
               1996A, 5.500%, 7/01/24

        1,000 City of Harrisonburg,         12/10 at 102       AAA    1,039,690
               Virginia, Public
               Recreational Facility,
               Virginia, General
               Obligation Bonds, Series
               2000, 5.750%, 12/01/29

        2,000 Industrial Development         8/05 at 102        AA    2,289,820
               Authority of the County
               of Henrico, Virginia,
               Public Facility Lease
               Revenue Bonds (Henrico
               County Regional Jail
               Project), Series 1994,
               7.000%, 8/01/13

          750 Loudoun County, Virginia,     No Opt. Call       AAA      872,895
               Certificates of
               Participation, Series E,
               7.200%, 10/01/10

        1,000 Middlesex County               8/09 at 102       AAA    1,074,320
               Industrial Development
               Authority, Virginia,
               Lease Revenue Bonds
               (School Facilities
               Project), Series 1999,
               6.000%, 8/01/24

          675 Norfolk Redevelopment and     11/09 at 102       AA+      697,403
               Housing Authority,
               Virginia, Educational
               Facility Revenue Bonds
               (State Board
               for Community Colleges -
                Tidewater Community
               College Downtown Campus),
               Series 1999, 5.500%,
               11/01/19

        1,500 Peninsula Airport              7/01 at 102        AA    1,537,560
               Commission, Virginia,
               Airport Improvement
               Bonds, 7.300%, 7/15/21
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
25

                 Portfolio of Investments
                 Nuveen Virginia Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Tax Obligation/Limited
               (continued)

              Prince William County
               Industrial Development
               Authority, Virginia,
               Lease Revenue Bonds
               (ATCC Project):
     $  2,000  6.000%, 2/01/14                2/06 at 102       Aa3 $  2,047,160
        1,000  6.000%, 2/01/18                2/06 at 102       Aa3    1,009,180

              Puerto Rico Highway and
              Transportation
              Authority,
              Transportation Revenue
              Bonds, Series B:
        1,500  5.750%, 7/01/16                7/10 at 101       AAA    1,620,885
        1,000  5.750%, 7/01/19                7/10 at 101       AAA    1,069,830

        2,000 Virgin Islands Public          10/10 at 101      BBB-    2,146,900
               Finance Authority,
               Revenue Bonds (Virgin
               Islands Gross Receipts
               Tax Loan Note), Series
               1999A, 6.500%, 10/01/24

        1,000 Commonwealth                    5/07 at 101       Aa1    1,001,920
               Transportation Board,
               Virginia,
               Transportation Revenue
               Refunding Bonds (U.S.
               Route 58 Corridor
               Development Program),
               Series 1997C,
               5.125%, 5/15/19

        1,000 Virginia Public School          8/04 at 102       Aa1    1,078,200
               Authority, School
               Financing Bonds, Series
               1994A, 6.200%, 8/01/13

--------------------------------------------------------------------------------
              Transportation - 10.9%

          750 Charlottesville-               12/05 at 102       BBB      771,908
               Albemarle Airport
               Authority, Virginia,
               Airport Revenue
               Refunding Bonds, Series
               1995, 6.125%, 12/01/13
               (Alternative Minimum
               Tax)

        1,250 City of Chesapeake,             7/09 at 101      Baa2    1,252,775
               Virginia, Chesapeake
               Expressway Toll Road
               Revenue Bonds, Series
               1999A, 5.625%, 7/15/19

              Loudoun County
              Industrial Development
              Authority, Virginia, Air
              Cargo Facility Revenue
              Bonds (Washington Dulles
              Air Cargo):
        2,745  7.000%, 1/01/09                7/01 at 102       N/R    2,758,396
               (Alternative Minimum
               Tax)
          600  6.500%, 1/01/09                1/06 at 102       N/R      593,784
               (Alternative Minimum
               Tax)

              Metropolitan Washington
               Airports Authority,
               Virginia, Airport
               System Revenue Bonds,
               Series 2001B:
        1,475  5.000%, 10/01/26              10/11 at 101       AAA    1,422,549
        1,250  5.000%, 10/01/31              10/11 at 101       AAA    1,196,350

        1,000 Metropolitan Washington        10/04 at 102       AAA    1,019,890
               Airports Authority,
               Virginia, Airport
               System Revenue Bonds,
               Series 1994A, 5.750%,
               10/01/20 (Alternative
               Minimum Tax)

          900 Metropolitan Washington        10/07 at 101       AA-      903,204
               Airports Authority,
               Virginia, Airport
               System Revenue Bonds,
               Series B,
               5.500%, 10/01/23
               (Alternative Minimum
               Tax)

        3,000 Norfolk Airport                 7/11 at 100       AAA    2,946,120
               Authority, Virginia,
               Airport System Revenue
               Bonds, Series 2001A,
               5.125%, 7/01/31

              Pocahontas Parkway
              Association, Route 895
              Connector Toll Road
              Revenue Bonds (Senior
              Current Interest),
              Series 1998A:
        5,000  0.000%, 8/15/16           8/08 at 64 13/16      BBB-    1,778,450
        5,500  5.500%, 8/15/28                8/08 at 102      BBB-    4,699,585

        2,250 Puerto Rico Ports               6/06 at 102      BBB-    2,303,033
               Authority, Special
               Facilities Revenue
               Bonds (American
               Airlines, Inc.
               Project), Series 1996A,
               6.250%, 6/01/26
               (Alternative Minimum
               Tax)

        1,000 Virginia Port Authority,        7/07 at 101       AAA    1,008,710
               Port Facilities Revenue
               Bonds, Series 1997,
               5.500%, 7/01/24
               (Alternative Minimum
               Tax)

        1,000 Virginia Resources              2/11 at 100       Aa2    1,004,820
               Authority, Airport
               Revolving Fund Revenue
               Bonds, Series 2001A,
               5.250%, 8/01/23
--------------------------------------------------------------------------------
              U.S. Guaranteed - 14.7%

        1,000 Town of Abingdon,               8/02 at 102     A2***    1,058,620
               Virginia, General
               Obligation Capital
               Improvement Bonds,
               Series 1992,
               6.250%, 8/01/12 (Pre-
               refunded to 8/01/02)
        1,000 Blacksburg-Virginia            11/02 at 102      A***    1,063,410
               Polytechnic Institute
               Sanitation Authority,
               Virginia, Sewer System
               Revenue Bonds, Series
               1992, 6.250% 11/01/12
               (Pre-refunded to
               11/01/02)

        1,000 Industrial Development          4/02 at 102    N/R***    1,050,050
               Authority of Covington-
               Alleghany County,
               Virginia, Hospital
               Facility Revenue Bonds
               (Alleghany Regional
               Hospital), Series 1992,
               6.625%, 4/01/12 (Pre-
               refunded to 4/01/02)

          730 City of Danville,               5/02 at 102     A3***      768,843
               Virginia, General
               Improvement Bonds,
               Fiscal Year 1991-1992,
               6.500%, 5/01/12
               (Pre-refunded to
               5/01/02)

        1,315 Fairfax County                  6/02 at 102    N/R***    1,410,903
               Redevelopment and
               Housing Authority,
               Virginia, Revenue Bonds
               (FCRHA Office
               Building), 1992 Issue
               A, 7.500%, 6/15/18
               (Pre-refunded to
               6/15/02)

          150 Fairfax County Water            4/07 at 102       AAA      168,554
               Authority, Virginia,
               Water Refunding Revenue
               Bonds, Series 1992,
               6.000%,
               4/01/22 (Pre-refunded
               to 4/01/07)

          500 Industrial Development         11/06 at 100    Aa2***      565,380
               Authority of the City
               of Hampton, Virginia,
               Hospital Revenue
               Refunding Bonds
               (Sentara Hampton
               General Hospital),
               Series 1994A, 6.500%,
               11/01/12 (Pre-refunded
               to 11/01/06)


--------------------------------------------------------------------------------
26

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

     $    995 Henrico County, Virginia,      5/02 at 100    Aa2*** $  1,026,303
               Water and Sewer System
               Refunding Revenue Bonds,
               Series 1992, 6.250%,
               5/01/13 (Pre-refunded to
               5/01/02)

        1,000 Loudoun County Sanitation      1/03 at 102       AAA    1,066,440
               Authority, Virginia,
               Water and Sewer System
               Revenue Bonds, Refunding
               Series 1992, 6.250%,
               1/01/16 (Pre-refunded to
               1/01/03)

        2,000 Peninsula Port Authority,      8/06 at 100   BBB+***    2,276,920
               Virginia, Healthcare
               Facilities Revenue
               Refunding Bonds (Mary
               Immaculate Project),
               7.000%, 8/01/17 (Pre-
               refunded to 8/01/06)

        2,080 Peninsula Port Authority,      7/02 at 102       Aaa    2,203,573
               Virginia, Health System
               Revenue Refunding Bonds
               (Riverside Health System
               Project), Series 1992A,
               6.625%, 7/01/18 (Pre-
               refunded to 7/01/02)

        2,250 Industrial Development        10/05 at 102       Aaa    2,573,415
               Authority of the County
               of Prince William,
               Virginia, Hospital
               Facility Revenue Bonds
               (Potomac Hospital
               Corporation of Prince
               William), Series 1995,
               6.850%, 10/01/25 (Pre-
               refunded to 10/01/05)

        2,500 Prince William County Park    10/04 at 102    N/R***    2,808,825
               Authority, Virginia,
               Revenue Bonds, Series
               1994, 6.875%, 10/15/16
               (Pre-refunded to
               10/15/04)

        1,000 Prince William County          7/01 at 100       AAA    1,002,570
               Service Authority,
               Virginia, Water and Sewer
               System Revenue Bonds,
               Series 1991, 6.000%,
               7/01/29 (Pre-refunded to
               7/01/01)

        2,575 Commonwealth of Puerto         7/04 at 102       AAA    2,849,392
               Rico, General Obligation
               Public Improvement Bonds,
               Series 1994, 6.450%,
               7/01/17 (Pre-refunded to
               7/01/04)

        1,500 Richmond Redevelopment and     3/05 at 102       AAA    1,690,110
               Housing Authority,
               Virginia, Project Revenue
               Bonds (1994 Old
               Manchester Project),
               Series 1994, 6.800%,
               3/01/15 (Pre-refunded to
               3/01/05)

          750 Virginia College Building      1/02 at 102       AAA      780,585
               Authority, Educational
               Facilities Revenue Bonds
               (Washington and Lee
               University Project),
               Refunding Series 1992,
               6.400%, 1/01/12 (Pre-
               refunded to 1/01/02)

          800 Virginia College Building      5/02 at 102      A***      843,464
               Authority, Educational
               Facilities Revenue Bonds
               (Randolph-Macon College
               Project), Series 1992,
               6.625%, 5/01/13 (Pre-
               refunded to 5/01/02)

              Virginia College Building
               Authority, Educational
               Facilities Revenue Bonds
               (Marymount University
               Project):
        1,000  7.000%, 7/01/12 (Pre-         7/02 at 102    N/R***    1,062,820
               refunded to 7/01/02)
        1,400  7.000%, 7/01/22 (Pre-         7/02 at 102    N/R***    1,487,948
               refunded to 7/01/02)

          580 Virginia College Building      1/04 at 102       AAA      623,523
               Authority, Educational
               Facilities Revenue Bonds
               (The Washington and Lee
               University Project),
               Series 1994, 5.750%,
               1/01/14 (Pre-refunded to
               1/01/04)

        1,000 Virginia Resources            10/07 at 100     AA***    1,092,480
               Authority, Water and
               Sewer System Revenue
               Bonds (Sussex County
               Project),
               Series 1995A, 5.600%,
               10/01/25 (Pre-refunded to
               10/01/07)

              Industrial Development
              Authority of the City of
              Winchester, Virginia,
              Educational Facilities
              First Mortgage Revenue
              Bonds (Shenandoah
              University Project),
              Series 1994:
        1,620  6.700%, 10/01/14 (Pre-       10/04 at 102     AA***    1,814,076
               refunded to 10/01/04)
          680  6.750%, 10/01/19 (Pre-       10/04 at 102     AA***      762,525
               refunded to 10/01/04)

-------------------------------------------------------------------------------
              Utilities - 7.0%

        2,110 Halifax County Industrial     12/02 at 102        A+    2,166,105
               Development Authority
               (Old Dominion Electric
               Cooperative), 6.500%,
               12/01/12 (Alternative
               Minimum Tax)

        2,500 Mecklenburg County            11/01 at 102       AA-    2,554,175
               Industrial Development
               Authority, Virginia,
               Exempt Facility Revenue
               Bonds (Mecklenburg
               Cogeneration Project),
               Series 1991A, 7.350%,
               5/01/08 (Alternative
               Minimum Tax)

        4,335 Puerto Rico Electric Power    No Opt. Call       AAA    4,832,485
               Authority, Power Revenue
               Bonds, Drivers Series
               147, 9.057%, 1/01/09 (IF)

        1,000 Industrial Development        11/01 at 101      Baa1    1,021,530
               Authority of Russell
               County, Virginia,
               Pollution Control Revenue
               Bonds (Appalachian Power
               Company Project), Series
               G, 7.700%, 11/01/07

        1,500 Southeastern Public            7/03 at 102        A-    1,520,730
               Service Authority,
               Virginia, Senior Revenue
               Bonds (Regional Solid
               Waste System), Series
               1993, 6.000%, 7/01/13
               (Alternative Minimum Tax)

        1,000 Virginia Resources            11/02 at 102        AA    1,060,540
               Authority, Solid Waste
               Disposal System Revenue
               Bonds, Series B, 6.750%,
               11/01/12

        1,960 Virginia Resources             4/05 at 102        AA    2,007,412
               Authority, Solid Waste
               Disposal System Revenue
               Bonds (County of Prince
               William), Refunding
               Series 1995A, 5.500%,
               4/01/15

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
27

                 Portfolio of Investments
                 Nuveen Virginia Municipal Bond Fund (continued)
                 May 31, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Water and Sewer - 10.6%

     $  1,000 Fairfax County, Virginia,      7/06 at 102       AAA $  1,045,130
               Sewer Revenue Bonds,
               Series 1996, 5.875%,
               7/15/28

        1,000 Fairfax County Water          No Opt. Call       AAA      985,700
               Authority, Virginia,
               Water Refunding Revenue
               Bonds, Series 1997,
               5.000%, 4/01/21

        2,045 Fairfax County Water           4/07 at 102       AAA    2,187,005
               Authority, Virginia,
               Water Refunding Revenue
               Bonds, Series 1992,
               6.000%, 4/01/22

        1,000 Frederick-Winchester          10/03 at 102       AAA    1,037,290
               Service Authority,
               Virginia, Regional Sewer
               System Refunding Revenue
               Bonds, Series 1993,
               5.750%, 10/01/15

        1,505 Henrico County, Virginia,      5/02 at 100       Aa2    1,534,965
               Water and Sewer System
               Refunding Revenue Bonds,
               Series 1992, 6.250%,
               5/01/13

        1,500 Leesburg Utility System,       7/07 at 102       AAA    1,492,275
               Virginia, Revenue
               Refunding Bonds, 5.125%,
               7/01/22

        1,000 Loudoun County Sanitation      1/07 at 102       AAA      986,200
               Authority, Virginia,
               Water and Sewer System
               Revenue Bonds, Refunding
               Series 1996, 5.125%,
               1/01/26

        4,000 Prince William County          7/08 at 101       AAA    3,661,200
               Service Authority,
               Virginia, Water and Sewer
               System Refunding Revenue
               Bonds, Series 1997,
               4.750%, 7/01/29

        1,000 County of Spotsylvania,        6/07 at 102       AAA    1,013,020
               Virginia, Water and Sewer
               System Revenue Bonds,
               Series 1997, 5.400%,
               6/01/27

        1,270 Upper Occoquan Sewage          1/04 at 102       AAA    1,247,051
               Authority, Virginia,
               Regional Sewerage System
               Revenue Refunding Bonds,
               Series 1993, 5.000%,
               7/01/21

          750 City of Virginia Beach,        9/10 at 101       Aa3      815,790
               Virginia, Storm Water
               Utility Revenue Bonds,
               Series 2000, 6.000%,
               9/01/20

        1,000 Virginia Resources            10/05 at 102        AA    1,042,890
               Authority, Sewer System
               Revenue Bonds (Hopewell
               Regional Wastewater
               Treatment Facility
               Project), Series 1995A,
               6.000%, 10/01/25
               (Alternative Minimum Tax)

        1,000 Virginia Resources            10/10 at 100       AAA    1,035,900
               Authority, Clean Water
               State Revolving Fund
               Revenue Bonds, Series
               1999, 5.625%, 10/01/22

              Virginia Resources
              Authority, Clean Water
              State Revolving Fund
              Revenue Bonds, Series
              2000, RITES Series PA790R:
          500  9.827%, 10/01/14 (IF)        10/10 at 100       AAA      624,275
          410  9.827%, 10/01/15 (IF)        10/10 at 100       AAA      504,177
        1,900  9.827%, 10/01/16 (IF)        10/10 at 100       AAA    2,305,322

        1,500 Virginia Resources             4/02 at 100        AA    1,514,520
               Authority, Water System
               Refunding Revenue Bonds,
               Series 1992A, 6.125%,
               4/01/19

-------------------------------------------------------------------------------
     $211,670 Total Investments (cost                               214,407,361
               $205,935,001) - 98.8%
-------------------------------------------------------------------------------
------------
              Other Assets Less                                       2,605,161
               Liabilities - 1.2%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $217,012,522
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of indepen-dent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.
         *** Securities are backed by an escrow or trust containing suffi-cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Se-curities are normally considered to be equivalent to AAA rated securities.
         N/R  Investment is not rated.
         (IF)  Inverse floating rate security.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
28

                 Statement of Net Assets
                 May 31, 2001


                                             Maryland Pennsylvania     Virginia
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at
 market value                             $77,547,773 $136,232,407 $214,407,361
Cash                                          749,117           --           --
Receivables:
 Interest                                   1,608,545    2,594,468    3,968,953
 Investments sold                                  --      985,080      986,814
 Shares sold                                   97,180      132,911      208,467
Other assets                                      895        1,544        3,069
-------------------------------------------------------------------------------
  Total assets                             80,003,510  139,946,410  219,574,664
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                     --    2,601,830    1,830,545
Payables:
 Investments purchased                        418,133    1,722,749           --
 Shares redeemed                                   75       43,929       88,918
Accrued expenses:
 Management fees                               36,720       62,524       99,929
 12b-1 distribution and service fees           12,727       23,771       42,958
 Other                                         60,277       55,744       97,429
Dividends payable                             199,107      275,551      402,363
-------------------------------------------------------------------------------
  Total liabilities                           727,039    4,786,098    2,562,142
-------------------------------------------------------------------------------
Net assets                                $79,276,471 $135,160,312 $217,012,522
-------------------------------------------------------------------------------
Class A Shares
Net assets                                $26,137,155 $ 60,278,458 $136,248,403
Shares outstanding                          2,578,434    5,994,680   12,750,893
Net asset value and redemption price per
 share                                    $     10.14 $      10.06 $      10.69
Offering price per share (net asset
 value per share plus maximum
 sales charge of 4.20% of offering
 price)                                   $     10.58 $      10.50 $      11.16
-------------------------------------------------------------------------------
Class B Shares
Net assets                                $ 6,473,933 $  9,439,934 $ 13,093,799
Shares outstanding                            637,859      937,007    1,226,696
Net asset value, offering and redemption
 price per share                          $     10.15 $      10.07 $      10.67
-------------------------------------------------------------------------------
Class C Shares
Net assets                                $ 6,046,383 $ 10,151,506 $ 15,467,735
Shares outstanding                            596,368    1,010,917    1,449,470
Net asset value, offering and redemption
 price per share                          $     10.14 $      10.04 $      10.67
-------------------------------------------------------------------------------
Class R Shares
Net assets                                $40,619,000 $ 55,290,414 $ 52,202,585
Shares outstanding                          3,996,038    5,500,891    4,891,253
Net asset value, offering and redemption
 price per share                          $     10.16 $      10.05 $      10.67
-------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
29

                 Statement of Operations
                 Year Ended May 31, 2001


                                          Maryland  Pennsylvania     Virginia
------------------------------------------------------------------------------
Investment Income                       $4,406,183   $ 8,321,004  $12,814,068
------------------------------------------------------------------------------
Expenses
Management fees                            416,231       718,274    1,154,319
12b-1 service fees - Class A                48,819       116,999      263,855
12b-1 distribution and service fees -
  Class B                                   50,589        81,120      112,818
12b-1 distribution and service fees -
  Class C                                   40,838        72,147      107,628
Shareholders' servicing agent fees and
 expenses                                   86,940       129,271      164,638
Custodian's fees and expenses               53,936       144,545      117,132
Trustees' fees and expenses                  1,830         3,366        5,390
Professional fees                           12,044        10,186       12,463
Shareholders' reports - printing and
 mailing expenses                           17,612        20,039       35,961
Federal and state registration fees          9,631         6,791        5,832
Other expenses                               5,806         9,619       13,040
------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                    744,276     1,312,357    1,993,076
 Custodian fee credit                      (12,319)      (18,485)     (15,501)
------------------------------------------------------------------------------
Net expenses                               731,957     1,293,872    1,977,575
------------------------------------------------------------------------------
Net investment income                    3,674,226     7,027,132   10,836,493
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
 from Investments
Net realized gain (loss) from
 investment transactions                  (249,015)     (196,202)     293,581
Net change in unrealized appreciation
 or depreciation of investments          4,600,310     8,836,136   11,065,964
------------------------------------------------------------------------------
Net gain from investments                4,351,295     8,639,934   11,359,545
------------------------------------------------------------------------------
Net increase in net assets from
 operations                             $8,025,521   $15,667,066  $22,196,038
------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
30

                 Statement of Changes in Net Assets


                                                            Maryland
                                                     ------------------------
                                                      Year Ended   Year Ended
                                                         5/31/01      5/31/00
------------------------------------------------------------------------------
Operations
Net investment income                                $ 3,674,226  $ 3,530,355
Net realized gain (loss) from investment
 transactions                                           (249,015)    (133,210)
Net change in unrealized appreciation or
 depreciation of investments                           4,600,310   (6,186,321)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                            8,025,521   (2,789,176)
------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                              (1,158,170)  (1,114,109)
 Class B                                                (212,655)    (202,001)
 Class C                                                (229,037)    (230,911)
 Class R                                              (1,996,332)  (2,110,443)
From accumulated net realized gains from investment
 transactions:
 Class A                                                  (6,281)     (72,058)
 Class B                                                  (1,374)     (14,450)
 Class C                                                  (1,402)     (19,350)
 Class R                                                 (10,584)    (129,495)
------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                         (3,615,835)  (3,892,817)
------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                       9,218,230   10,391,474
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                      2,266,294    2,443,251
------------------------------------------------------------------------------
                                                      11,484,524   12,834,725
Cost of shares redeemed                               (8,134,321)  (9,960,427)
------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                    3,350,203    2,874,298
------------------------------------------------------------------------------
Net increase (decrease) in net assets                  7,759,889   (3,807,695)
Net assets at the beginning of year                   71,516,582   75,324,277
------------------------------------------------------------------------------
Net assets at the end of year                        $79,276,471  $71,516,582
------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                           $    59,710  $   (18,322)
------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
31

                                Pennsylvania                  Virginia
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               5/31/01       5/31/00       5/31/01       5/31/00
---------------------------------------------------------------------------------
Operations
Net investment income     $  7,027,132  $  7,055,308  $ 10,836,493  $ 10,765,784
Net realized gain (loss)
 from investment
 transactions                 (196,202)   (2,184,740)      293,581    (1,199,801)
Net change in unrealized
 appreciation or
 depreciation of
 investments                 8,836,136   (12,873,456)   11,065,964   (15,783,991)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 15,667,066    (8,002,888)   22,196,038    (6,218,008)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From and in excess of
 net investment income:
 Class A                    (3,029,150)   (3,311,810)   (6,623,404)   (6,735,183)
 Class B                      (377,718)     (371,439)     (508,865)     (475,209)
 Class C                      (445,944)     (548,538)     (647,165)     (736,607)
 Class R                    (2,897,267)   (3,003,937)   (2,830,599)   (2,815,774)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --      (174,845)           --      (102,910)
 Class B                            --       (22,402)           --        (8,890)
 Class C                            --       (32,580)           --       (12,805)
 Class R                            --      (143,869)           --       (40,585)
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (6,750,079)   (7,609,420)  (10,610,033)  (10,927,963)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  11,698,166    17,365,908    25,561,366    29,799,556
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               3,141,175     3,450,856     4,761,027     4,791,847
---------------------------------------------------------------------------------
                            14,839,341    20,816,764    30,322,393    34,591,403
Cost of shares redeemed    (13,429,905)  (33,412,958)  (25,797,735)  (40,310,618)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions          1,409,436   (12,596,194)    4,524,658    (5,719,215)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              10,326,423   (28,208,502)   16,110,663   (22,865,186)
Net assets at the
 beginning of year         124,833,889   153,042,391   200,901,859   223,767,045
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $135,160,312  $124,833,889  $217,012,522  $200,901,859
---------------------------------------------------------------------------------
Undistributed (Over-
 distribution of) net
 investment income at
 the end of year          $     97,754  $   (179,299) $    232,736  $      6,276
---------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
32

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Virginia Mu-nicipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2001, Pennsylvania had an outstanding when-issued pur-chase commitment of $1,722,749. There were no such outstanding purchase com-mitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when dis-tributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2001, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed

-------------------------------------------------------------------------------
33
within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. Dur-ing the fiscal year ended May 31, 2001, Maryland and Virginia invested in in-verse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Invest-ments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security de-clines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the float-ing rate security. The Pennsylvania Fund did not invest in any such securities during the fiscal year ended May 31, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
34

2. Fund Shares

Transactions in Fund shares were as follows:

                                                 Maryland
                               -----------------------------------------------
                                    Year Ended               Year Ended
                                      5/31/01                 5/31/00
                               ----------------------  -----------------------
                                  Shares       Amount      Shares       Amount
-------------------------------------------------------------------------------
Shares sold:
 Class A                         367,873  $ 3,676,723     506,598  $ 5,002,271
 Class B                         213,888    2,152,001     156,732    1,560,919
 Class C                         117,497    1,181,167     271,137    2,702,363
 Class R                         224,430    2,208,339     113,972    1,125,921
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                          78,482      780,860      80,276      790,157
 Class B                           9,936       99,087       9,876       97,310
 Class C                          11,467      114,093      14,320      140,701
 Class R                         127,541    1,272,254     143,307    1,415,083
-------------------------------------------------------------------------------
                               1,151,114   11,484,524   1,296,218   12,834,725
-------------------------------------------------------------------------------
Shares redeemed:
 Class A                        (243,384)  (2,411,507)   (323,400)  (3,169,490)
 Class B                         (76,684)    (765,733)   (127,991)  (1,253,676)
 Class C                         (86,170)    (850,717)   (122,845)  (1,202,027)
 Class R                        (411,687)  (4,106,364)   (438,214)  (4,335,234)
-------------------------------------------------------------------------------
                                (817,925)  (8,134,321) (1,012,450)  (9,960,427)
-------------------------------------------------------------------------------
Net increase                     333,189  $ 3,350,203     283,768  $ 2,874,298
-------------------------------------------------------------------------------

                                          Pennsylvania
                         --------------------------------------------------
                               Year Ended                Year Ended
                                 5/31/01                   5/31/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                    563,760  $  5,567,341   1,013,516  $  9,991,369
 Class B                    164,006     1,631,093     290,039     2,862,196
 Class C                    186,561     1,864,473     220,924     2,196,164
 Class R                    265,317     2,635,259     238,691     2,316,179
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    114,848     1,131,820     123,938     1,213,955
 Class B                     12,504       123,524      11,535       112,807
 Class C                     12,427       122,280      14,780       144,545
 Class R                    179,142     1,763,551     202,211     1,979,549
----------------------------------------------------------------------------
                          1,498,565    14,839,341   2,115,634    20,816,764
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (605,353)   (5,968,430) (1,996,832)  (19,336,504)
 Class B                    (70,080)     (691,083)   (231,806)   (2,229,751)
 Class C                   (220,134)   (2,171,969)   (465,132)   (4,470,414)
 Class R                   (465,800)   (4,598,423)   (763,147)   (7,376,289)
----------------------------------------------------------------------------
                         (1,361,367)  (13,429,905) (3,456,917)  (33,412,958)
----------------------------------------------------------------------------
Net increase (decrease)     137,198  $  1,409,436  (1,341,283) $(12,596,194)
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
35

                                             Virginia
                         ---------------------------------------------------
                               Year Ended                 Year Ended
                                 5/31/01                   5/31/00
                         ------------------------  -------------------------
                             Shares        Amount       Shares        Amount
-----------------------------------------------------------------------------
Shares sold:
 Class A                  1,402,794  $ 14,825,290    2,164,715  $ 22,431,378
 Class B                    235,349     2,497,444      306,597     3,203,383
 Class C                    304,226     3,227,555      206,567     2,151,419
 Class R                    480,171     5,011,077      193,907     2,013,376
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    245,686     2,584,497      253,150     2,629,496
 Class B                     22,982       241,563       21,372       221,411
 Class C                     18,267       191,965       20,704       215,113
 Class R                    165,850     1,743,002      166,257     1,725,827
-----------------------------------------------------------------------------
                          2,875,325    30,322,393    3,333,269    34,591,403
-----------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,319,645)  (13,925,328)  (2,703,468)  (27,830,084)
 Class B                    (92,702)     (979,296)    (220,588)   (2,251,777)
 Class C                   (285,887)   (2,997,226)    (432,644)   (4,444,870)
 Class R                   (747,268)   (7,895,885)    (558,722)   (5,783,887)
-----------------------------------------------------------------------------
                         (2,445,502)  (25,797,735)  (3,915,422)  (40,310,618)
-----------------------------------------------------------------------------
Net increase (decrease)     429,823  $  4,524,658     (582,153) $ (5,719,215)
-----------------------------------------------------------------------------

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 2, 2001, to shareholders of record on June 8, 2001, as follows:

                                    Maryland Pennsylvania     Virginia
------------------------------------------------------------------------------
Dividend per share:
 Class A                              $.0400       $.0435       $.0440
 Class B                               .0335        .0375        .0375
 Class C                               .0355        .0390        .0395
 Class R                               .0415        .0450        .0460
------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended
May 31, 2001, were as follows:

                                    Maryland Pennsylvania     Virginia
------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities  $23,749,407  $32,576,793  $39,025,318
 Short-term municipal securities   2,535,000           --    5,450,000
Sales and maturities:
 Long-term municipal securities   20,932,377   27,928,615   35,496,311
 Short-term municipal securities   2,535,000           --    5,450,000
------------------------------------------------------------------------------

At May 31, 2001, the cost of investments owned for federal income tax purposes were as follows:

                                    Maryland Pennsylvania     Virginia
------------------------------------------------------------------------------
                                 $76,586,305 $133,877,119 $205,935,001
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
36

At May 31, 2001, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                Maryland  Pennsylvania     Virginia
------------------------------------------------------------------------------
Expiration year:
 2008                           $     --    $  724,240     $928,649
 2009                            538,619     1,457,958           --
------------------------------------------------------------------------------
Total                           $538,619    $2,182,198     $928,649
------------------------------------------------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2001, were as follows:

                                Maryland  Pennsylvania     Virginia
------------------------------------------------------------------------------
Gross unrealized:
 appreciation                $ 2,772,590   $ 5,846,427  $10,239,158
 depreciation                 (1,811,122)   (3,491,139)  (1,766,798)
------------------------------------------------------------------------------
Net unrealized appreciation  $   961,468   $ 2,355,288  $ 8,472,360
------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as fol-lows:

Average Daily Net Assets        Management Fee
-----------------------------------------------
For the first $125 million          .5500 of 1%
For the next $125 million           .5375 of 1
For the next $250 million           .5250 of 1
For the next $500 million           .5125 of 1
For the next $1 billion             .5000 of 1
For the next $3 billion             .4750 of 1
For net assets over $5 billion      .4500 of 1
-----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                            Maryland Pennsylvania Virginia
-----------------------------------------------------------------------------
Sales charges collected      $44,583      $81,240 $135,939
Paid to authorized dealers    38,355       69,558  133,891
-----------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2001, the Distributor compensated autho-rized dealers directly with commission advances at the time of purchase as follows:

                            Maryland Pennsylvania Virginia
-----------------------------------------------------------------------------
Commission advances          $93,560      $63,811 $129,044
-----------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2001, the Distributor retained such 12b-1 fees as follows:

                            Maryland Pennsylvania Virginia
-----------------------------------------------------------------------------
12b-1 fees retained          $51,929      $76,718 $103,541
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
37

The remaining 12b-1 fees charged to the Fund were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2001, as follows:

                                         Maryland  Pennsylvania      Virginia
------------------------------------------------------------------------------
CDSC retained                             $24,778       $17,760       $26,891
------------------------------------------------------------------------------

7. Composition of Net Assets

At May 31, 2001, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                         Maryland  Pennsylvania      Virginia
------------------------------------------------------------------------------
Capital paid-in                       $78,793,912  $134,889,468  $209,236,075
Balance of undistributed net
 investment income                         59,710        97,754       232,736
Accumulated net realized gain (loss)
 from investment transactions            (659,961)   (2,380,944)     (928,649)
Net unrealized appreciation of
 investments                            1,082,810     2,554,034     8,472,360
------------------------------------------------------------------------------
Net assets                            $79,276,471  $135,160,312  $217,012,522
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
38

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations      Less Distributions
                       -------------------------  -----------------------
MARYLAND
                                      Net            From
                                Realized/          and in
                               Unrealized          Excess
             Beginning     Net    Invest-          of Net                  Ending
                   Net Invest-       ment         Invest-                     Net
Year Ended       Asset    ment       Gain            ment  Capital          Asset     Total
May 31,          Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
--------------------------------------------------------------------------------------------
Class A (9/94)
 2001           $ 9.55    $.48      $ .58  $1.06    $(.47)    $ --  $(.47) $10.14     11.36%
 2000            10.46     .47       (.86)  (.39)    (.49)    (.03)  (.52)   9.55     (3.71)
 1999            10.56     .49       (.11)   .38     (.48)      --   (.48)  10.46      3.65
 1998            10.25     .48        .32    .80     (.49)      --   (.49)  10.56      7.95
 1997(d)         10.25     .16        .01    .17     (.17)      --   (.17)  10.25      1.63
 1997(e)         10.43     .46       (.15)   .31     (.49)      --   (.49)  10.25      3.06
Class B (3/97)
 2001             9.56     .41        .58    .99     (.40)      --   (.40)  10.15     10.53
 2000            10.47     .40       (.86)  (.46)    (.42)    (.03)  (.45)   9.56     (4.44)
 1999            10.56     .41       (.10)   .31     (.40)      --   (.40)  10.47      2.95
 1998            10.25     .41        .31    .72     (.41)      --   (.41)  10.56      7.16
 1997(f)         10.29     .10       (.04)   .06     (.10)      --   (.10)  10.25       .83
Class C (9/94)
 2001             9.56     .43        .57   1.00     (.42)      --   (.42)  10.14     10.64
 2000            10.46     .42       (.86)  (.44)    (.43)    (.03)  (.46)   9.56     (4.16)
 1999            10.56     .43       (.11)   .32     (.42)      --   (.42)  10.46      3.07
 1998            10.24     .43        .32    .75     (.43)      --   (.43)  10.56      7.44
 1997(d)         10.24     .15         --    .15     (.15)      --   (.15)  10.24      1.43
 1997(e)         10.42     .39       (.16)   .23     (.41)      --   (.41)  10.24      2.28
Class R (12/91)
 2001             9.58     .50        .57   1.07     (.49)      --   (.49)  10.16     11.41
 2000            10.48     .49       (.85)  (.36)    (.51)    (.03)  (.54)   9.58     (3.43)
 1999            10.58     .51       (.11)   .40     (.50)      --   (.50)  10.48      3.82
 1998            10.26     .51        .32    .83     (.51)      --   (.51)  10.58      8.23
 1997(d)         10.26     .17         --    .17     (.17)      --   (.17)  10.26      1.68
 1997(e)         10.44     .47       (.14)   .33     (.51)      --   (.51)  10.26      3.29
--------------------------------------------------------------------------------------------
Class (Inception Date)
                                   Ratios/Supplemental Data
             ---------------------------------------------------------------------------
                      Before Credit/         After          After Credit/
                      Reimbursement     Reimbursement(b)   Reimbursement(c)
MARYLAND             ------------------ ------------------ ------------------
                                 Ratio              Ratio              Ratio
                                of Net             of Net             of Net
                               Invest-            Invest-            Invest-
                     Ratio of     ment  Ratio of     ment  Ratio of     ment
                     Expenses   Income  Expenses   Income  Expenses   Income
              Ending       to       to        to       to        to       to
                 Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended    Assets      Net      Net       Net      Net       Net      Net   Turnover
May 31,        (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------
Class A (9/94)
 2001        $26,137     1.00%    4.82%     1.00%    4.82%      .98%    4.84%        28%
 2000         22,694     1.13     4.79      1.12     4.79      1.11     4.81         19
 1999         22,093     1.02     4.57       .95     4.63       .95     4.64         29
 1998         17,427     1.00     4.56       .94     4.62       .94     4.62          7
 1997(d)      12,977     1.02*    4.83*      .95*    4.90*      .95*    4.90*         3
 1997(e)      11,788     1.12     4.67      1.00     4.79      1.00     4.79          4
Class B (3/97)
 2001          6,474     1.74     4.08      1.74     4.08      1.73     4.09         28
 2000          4,694     1.87     4.04      1.87     4.04      1.85     4.05         19
 1999          4,732     1.77     3.84      1.71     3.90      1.71     3.90         29
 1998          2,332     1.75     3.79      1.69     3.85      1.69     3.85          7
 1997(f)         150     1.76*    3.94*     1.70*    4.00*     1.70*    4.00*         3
Class C (9/94)
 2001          6,046     1.55     4.28      1.55     4.28      1.53     4.29         28
 2000          5,290     1.68     4.25      1.68     4.25      1.66     4.27         19
 1999          4,089     1.57     4.03      1.51     4.10      1.50     4.10         29
 1998          2,606     1.55     4.01      1.49     4.07      1.49     4.07          7
 1997(d)       2,103     1.57*    4.28*     1.50*    4.35*     1.50*    4.35*         3
 1997(e)       1,985     1.87     3.93      1.75     4.05      1.75     4.05          4
Class R (12/91)
 2001         40,619      .80     5.03       .80     5.03       .78     5.04         28
 2000         38,840      .92     4.98       .92     4.99       .90     5.00         19
 1999         44,411      .82     4.77       .75     4.83       .75     4.83         29
 1998         44,599      .80     4.76       .74     4.82       .74     4.82          7
 1997(d)      43,306      .82*    5.03*      .75*    5.10*      .75*    5.10*         3
 1997(e)      43,738      .87     4.94       .75     5.06       .75     5.06          4
--------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the four months ended May 31.
(e)  For the year ended January 31.
(f) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
39

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations      Less Distributions
                       -------------------------  -----------------------
PENNSYLVANIA
                                      Net            From
                                Realized/          and in
                               Unrealized          Excess
             Beginning     Net    Invest-          of Net                  Ending
                   Net Invest-       ment         Invest-                     Net
Year Ended       Asset    ment       Gain            ment  Capital          Asset     Total
May 31,          Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
--------------------------------------------------------------------------------------------
Class A (10/86)
 2001           $ 9.38    $.53     $  .66  $1.19    $(.51)   $  --  $(.51) $10.06     12.81%
 2000            10.45     .50      (1.03)  (.53)    (.51)    (.03)  (.54)   9.38     (5.21)
 1999            10.68     .53       (.17)   .36     (.53)    (.06)  (.59)  10.45      3.42
 1998            10.25     .56        .45   1.01     (.56)    (.02)  (.58)  10.68     10.05
 1997            10.00     .57        .25    .82     (.57)      --   (.57)  10.25      8.37
Class B (2/97)
 2001             9.40     .46        .65   1.11     (.44)      --   (.44)  10.07     11.97
 2000            10.47     .42      (1.03)  (.61)    (.43)    (.03)  (.46)   9.40     (5.91)
 1999            10.70     .45       (.17)   .28     (.45)    (.06)  (.51)  10.47      2.66
 1998            10.27     .48        .45    .93     (.48)    (.02)  (.50)  10.70      9.23
 1997(d)         10.21     .16        .06    .22     (.16)      --   (.16)  10.27      2.18
Class C (2/94)
 2001             9.37     .48        .65   1.13     (.46)      --   (.46)  10.04     12.21
 2000            10.44     .44      (1.03)  (.59)    (.45)    (.03)  (.48)   9.37     (5.73)
 1999            10.68     .47       (.17)   .30     (.48)    (.06)  (.54)  10.44      2.80
 1998            10.25     .50        .45    .95     (.50)    (.02)  (.52)  10.68      9.50
 1997             9.99     .51        .26    .77     (.51)      --   (.51)  10.25      7.88
Class R (2/97)
 2001             9.38     .55        .65   1.20     (.53)      --   (.53)  10.05     13.01
 2000            10.44     .51      (1.01)  (.50)    (.53)    (.03)  (.56)   9.38     (4.93)
 1999            10.68     .55       (.17)   .38     (.56)    (.06)  (.62)  10.44      3.55
 1998            10.25     .58        .45   1.03     (.58)    (.02)  (.60)  10.68     10.30
 1997(d)         10.21     .20        .03    .23     (.19)      --   (.19)  10.25      2.31
--------------------------------------------------------------------------------------------
Class (Inception Date)
                                   Ratios/Supplemental Data
             ---------------------------------------------------------------------------
                      Before Credit/         After          After Credit/
                      Reimbursement     Reimbursement(b)   Reimbursement(c)
PENNSYLVANIA         ------------------ ------------------ ------------------
                                 Ratio              Ratio              Ratio
                                of Net             of Net             of Net
                               Invest-            Invest-            Invest-
                     Ratio of     ment  Ratio of     ment  Ratio of     ment
                     Expenses   Income  Expenses   Income  Expenses   Income
              Ending       to       to        to       to        to       to
                 Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended    Assets      Net      Net       Net      Net       Net      Net   Turnover
May 31,        (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------
Class A (10/86)
 2001        $60,278     1.00%    5.37%     1.00%    5.37%      .98%    5.38%        21%
 2000         55,564     1.12     5.04      1.10     5.06      1.09     5.07         16
 1999         70,865      .94     4.75       .69     5.00       .69     5.00         18
 1998         65,826      .95     4.94       .61     5.28       .61     5.28         20
 1997         55,667     1.09     5.22       .70     5.61       .70     5.61         46
Class B (2/97)
 2001          9,440     1.75     4.62      1.75     4.62      1.73     4.63         21
 2000          7,809     1.89     4.30      1.87     4.32      1.86     4.32         16
 1999          7,966     1.69     4.02      1.45     4.25      1.45     4.26         18
 1998          2,640     1.70     4.14      1.34     4.50      1.34     4.50         20
 1997(d)         229     1.72*    4.47*     1.35*    4.84*     1.35*    4.84*        46
Class C (2/94)
 2001         10,152     1.55     4.82      1.55     4.82      1.53     4.83         21
 2000          9,672     1.66     4.49      1.64     4.52      1.63     4.52         16
 1999         13,167     1.49     4.21      1.25     4.45      1.24     4.46         18
 1998          8,912     1.50     4.39      1.16     4.73      1.16     4.73         20
 1997          6,320     1.63     4.68      1.25     5.06      1.25     5.06         46
Class R (2/97)
 2001         55,290      .80     5.57       .80     5.57       .78     5.58         21
 2000         51,788      .94     5.24       .91     5.26       .91     5.27         16
 1999         61,044      .74     4.95       .49     5.20       .49     5.20         18
 1998         61,180      .75     5.14       .41     5.48       .41     5.48         20
 1997(d)      57,383      .77*    5.45*      .39*    5.83*      .39*    5.83*        46
--------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
40

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                       Investment Operations      Less Distributions
                      -------------------------  -----------------------
VIRGINIA
                                     Net
                               Realized/
            Beginning     Net Unrealized             Net                  Ending
                  Net Invest-    Invest-         Invest-                     Net
Year Ended      Asset    ment  ment Gain            ment  Capital          Asset     Total
May 31,         Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
----------------------------------------------------------------------------------------------
Class A (3/86)
 2001          $10.10    $.54      $ .58  $1.12    $(.53)    $ --  $(.53) $10.69   11.27%
 2000           10.93     .53       (.83)  (.30)    (.52)    (.01)  (.53)  10.10   (2.72)
 1999           11.06     .53       (.10)   .43     (.53)    (.03)  (.56)  10.93    3.95
 1998           10.66     .56        .41    .97     (.56)    (.01)  (.57)  11.06    9.30
 1997           10.40     .58        .25    .83     (.57)      --   (.57)  10.66    8.20
Class B (2/97)
 2001           10.10     .46        .56   1.02     (.45)      --   (.45)  10.67   10.26
 2000           10.93     .45       (.82)  (.37)    (.45)    (.01)  (.46)  10.10   (3.44)
 1999           11.06     .45       (.10)   .35     (.45)    (.03)  (.48)  10.93    3.20
 1998           10.66     .48        .41    .89     (.48)    (.01)  (.49)  11.06    8.53
 1997(d)        10.62     .16        .04    .20     (.16)      --   (.16)  10.66    1.94
Class C (10/93)
 2001           10.10     .48        .57   1.05     (.48)      --   (.48)  10.67   10.50
 2000           10.92     .47       (.81)  (.34)    (.47)    (.01)  (.48)  10.10   (3.16)
 1999           11.06     .47       (.11)   .36     (.47)    (.03)  (.50)  10.92    3.30
 1998           10.65     .50        .42    .92     (.50)    (.01)  (.51)  11.06    8.81
 1997           10.39     .52        .26    .78     (.52)      --   (.52)  10.65    7.61
Class R (2/97)
 2001           10.10     .56        .56   1.12     (.55)      --   (.55)  10.67   11.32
 2000           10.93     .55       (.82)  (.27)    (.55)    (.01)  (.56)  10.10   (2.49)
 1999           11.06     .56       (.10)   .46     (.56)    (.03)  (.59)  10.93    4.18
 1998           10.66     .59        .41   1.00     (.59)    (.01)  (.60)  11.06    9.54
 1997(d)        10.62     .20        .04    .24     (.20)      --   (.20)  10.66    2.26
----------------------------------------------------------------------------------------------
Class (Inception Date)
                                   Ratios/Supplemental Data
            ------------------------------------------------------------------------------
                      Before Credit/         After          After Credit/
                      Reimbursement     Reimbursement(b)   Reimbursement(c)
VIRGINIA             ------------------ ------------------ ------------------
                                 Ratio              Ratio              Ratio
                                of Net             of Net             of Net
                               Invest-            Invest-            Invest-
                     Ratio of     ment  Ratio of     ment  Ratio of     ment
                     Expenses   Income  Expenses   Income  Expenses   Income
              Ending       to       to        to       to        to       to
                 Net  Average  Average   Average  Average   Average  Average    Portfolio
Year Ended    Assets      Net      Net       Net      Net       Net      Net     Turnover
May 31,        (000)   Assets   Assets    Assets   Assets    Assets   Assets         Rate
----------------------------------------------------------------------------------------------
Class A (3/86)
 2001       $136,248      .91%    5.14%      .91%    5.14%      .90%    5.14%          17%
 2000        125,522     1.00     5.07      1.00     5.07       .99     5.08           22
 1999        138,941      .89     4.78       .86     4.81       .86     4.81           15
 1998        133,966      .90     4.99       .74     5.15       .74     5.15            3
 1997        122,252     1.00     5.19       .74     5.45       .74     5.45           23
Class B (2/97)
 2001         13,094     1.66     4.38      1.66     4.38      1.65     4.39           17
 2000         10,713     1.75     4.32      1.75     4.32      1.75     4.33           22
 1999         10,419     1.64     4.02      1.61     4.05      1.61     4.06           15
 1998          3,894     1.64     4.20      1.51     4.33      1.51     4.33            3
 1997(d)         381     1.66*    4.49*     1.47*    4.68*     1.47*    4.68*          23
Class C (10/93)
 2001         15,468     1.46     4.59      1.46     4.59      1.45     4.59           17
 2000         14,263     1.55     4.53      1.55     4.53      1.54     4.53           22
 1999         17,679     1.44     4.23      1.41     4.26      1.41     4.26           15
 1998         15,660     1.44     4.44      1.29     4.59      1.29     4.59            3
 1997         11,700     1.55     4.63      1.29     4.89      1.29     4.89           23
Class R (2/97)
 2001         52,203      .71     5.34       .71     5.34       .71     5.34           17
 2000         50,403      .80     5.27       .80     5.27       .79     5.28           22
 1999         56,728      .69     4.98       .66     5.01       .66     5.02           15
 1998         58,734      .70     5.19       .54     5.35       .54     5.35            3
 1997(d)      57,002      .71*    5.50*      .52*    5.69*      .52*    5.69*          23
----------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
41

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

We have audited the accompanying statements of net assets of the Nuveen Mary-land Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (collectively, the "Funds") (each a series of the Nuveen Multistate Trust I (a Massachusetts business trust)), including the portfolios of investments, as of May 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial high-lights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits. The financial highlights for the Funds for the period ended May 31, 1997 were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund as of May 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 11, 2001

-------------------------------------------------------------------------------
42

                                     Notes

                                     Notes

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

-----
45

Serving
Investors
For Generations
--------------------------------------------------------------------------------
A 100-Year Tradition of Quality Investments

John Nuveen, Sr.
[Photo of John Nuveen, Sr. appears here]

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

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To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN Investments

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